As Filed with the Securities and Exchange Commission on April 29, 2002

                           Registration No. 333-81499
                               File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         POST -EFFECTIVE AMENDMENT NO. 3

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        CUNA Mutual Life Variable Account
                              (Exact name of trust)


                       CUNA Mutual Life Insurance Company
                               (Name of depositor)

                                2000 Heritage Way
                               Waverly, Iowa 50677

          (Complete address of depositor's principal executive offices)

                             Kevin S. Thompson, Esq.
                       CUNA Mutual Life Insurance Company
                             5910 Mineral Point Road
                                Madison, WI 53705

                (Name and complete address of agent for service)

                                    Copy to:
                              David Goldstein, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2404

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

  Item Number                       Caption in Prospectus

      1                      CUNA Mutual Life Insurance Company
      2                      CUNA Mutual Life Insurance Company
      3                      CUNA Mutual Life Insurance Company
      4                           Distribution of Policies
      5                        The Separate Account and The Funds
   6(a)                                Not Applicable
    (b)                                Not Applicable
      7                      CUNA Mutual Life Insurance Company
      8                        The Separate Account and The Funds
      9                              Legal Proceedings
     10                                  The Policy
     11                        The Separate Account and The Funds
     12                                Not Applicable
     13                            Charges and Deductions
     14                                  The Policy
     15                                  The Policy
     16                                  The Policy
     17                                Policy Values
     18                                  The Policy
     19                                  The Policy
     20                                Not Applicable
     21                                Not Applicable
     22                                Not Applicable
     23                                Not Applicable
     24                                Not Applicable
     25                      CUNA Mutual Life Insurance Company
     26                            Charges and Deductions
     27                      CUNA Mutual Life Insurance Company
     28     CUNA Mutual Life Insurance Company, Directors and Executive Officers
     29                      CUNA Mutual Life Insurance Company
     30                                Not Applicable
     31                                Not Applicable
     32                                Not Applicable
     33                                Not Applicable
     34                                Not Applicable
     35                           Distribution of Policies
     36                                Not Applicable
     37                                Not Applicable
     38                           Distribution of Policies
     39                           Distribution of Policies
     40                           Distribution of Policies
     41                           Distribution of Policies
     42                                Not Applicable
     43                                Not Applicable
     44                                  The Policy
     45                                Not Applicable
     46                                Policy Values
     47                                Not Applicable
     48                      CUNA Mutual Life Insurance Company
     49          CUNA Mutual Life Insurance Company, Charges and Deductions
     50                                Not Applicable
     51                CUNA Mutual Life Insurance Company, The Policy
     52                                Not Applicable
     53                      Federal Income Tax Considerations
     54                             Financial Statements
     55                                Not Applicable
     56                                Not Applicable
     57                                Not Applicable
     58                                Not Applicable
     59                             Financial Statements

PROSPECTUS                                                           May 1, 2002

================================================================================

                 Flexible Premium Variable Life Insurance Policy

                                    issued by

                       CUNA Mutual Life Insurance Company
                                     Through
                        CUNA Mutual Life Variable Account

                                2000 Heritage Way
                            Waverly, Iowa 50677-9202
                                 (800) 798-5500
================================================================================

This prospectus describes the MEMBERS Variable Universal Life II flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the insured.

This prospectus provides information that a prospective owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate net premium and Policy Values to:

     o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

     o    a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

o     Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund

o     T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio

o     MFS(R) Variable Insurance TrustSM
      MFS Strategic Income Series
      MFS Emerging Growth Series

o     Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA

o     Franklin Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund - Class 2

An investment in the Separate Account is not a bank or credit union deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the "Risk Summary" section of this prospectus which describes certain risks associated with investing in a Policy.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of Contents
================================================================================

Glossary...............................................1
Policy Summary.........................................4
Risk Summary...........................................8
CUNA Mutual Life Insurance Company....................10
    CUNA Mutual Life Insurance Company................10
    The Fixed Account.................................11
The Separate Account and the Funds....................12
    Ultra Series Fund.................................12
    T.Rowe Price International Series, Inc............13
    MFS Variable Insurance Trust......................13
    Oppenheimer Variable Account Funds................13
    Templeton Variable Insurance Products
     Trust............................................13
    More Information About the Funds..................14
The Policy............................................15
    Applying for a Policy.............................15
    Conditions for Policy Issue.......................15
    Policy Issue Date.................................15
    Temporary Insurance Agreement.....................15
    Right-to-Examine Period...........................15
    Flexibility of Premiums...........................16
    Allocation of Net Premiums........................16
    Lapse.............................................17
    Reinstatement.....................................17
    Premiums to Prevent Lapse.........................17
    Basic Guarantee...................................17
    Extended Guarantee................................17
    Death Benefit Proceeds............................18
    Change of Death Benefit Option....................19
    Change of Specific Amount.........................19
Policy Values.........................................20
    Policy Value......................................20
    Transfer of Values................................20
    Dollar Cost Averaging.............................21
    Automatic Personal Portfolio Rebalancing
     Service..........................................22
    Other Types of Automatic Transfers................22
    Other Types of Automatic Transfers................22
    Surrender and Partial Withdrawals.................22
    Maturity..........................................23
    Payment of Benefits/Settlement Options............23
    Policy Loans......................................24
Charges and Deductions................................25
    Fund Charges......................................25
    Premium Expense Charge............................25
    Insurance Charges.................................25
    Mortality and Expense Risk Charge.................26
    Surrender Charges.................................26
    Transfer Fee......................................26
    Federal and State Income Taxes....................26
    Duplicate Policy Charge...........................26
    Increase of Specified Amount Charge...............27
Other Policy Benefits and Provisions..................27
    Owner, Beneficiary................................27
    Our Right to Contest the Policy...................27
    Right to Convert..................................27
    Transfer of Ownership.............................27
    Collateral Assignments............................28
    Effect of Misstatement of Age or Gender...........28
    Suicide Exclusion.................................28
    Dividends.........................................29
    Suspension of Payments............................29
    Accelerated Benefit Option........................29
Riders and Endorsements...............................30
    Children's Insurance..............................30
    Guaranteed Insurability...........................31
    Accidental Death Benefit..........................31
    Other Insured.....................................31
    Waiver of Premium Disability......................31
    Executive Benefits Plan Endorsement...............31

Federal Income Tax Considerations.....................31
CUNA Mutual Life Insurance Company Directors
 and Executive Officers...............................35
Additional Information................................37
    Addition, Deletion or Substitution of
     Investments......................................37
    State Regulation..................................37
    Legal Proceedings.................................37
    Independent Accountants...........................38
    Actuarial Matters.................................38
    Registration Statement............................38
    Distribution of Policies..........................38
Financial Statements..................................39
Appendix A - Illustrations of Policy Values and
 Death Benefits......................................107
Appendix B - First Year Surrender Charges per
 $1,000 of Specified Amount..........................117
Appendix C - Death Benefit Percentage Factor.........119

Glossary
================================================================================

Accumulation Unit
A unit of measurement used to calculate Subaccount Value.

Attained Age
The insured's age on the most recent Policy Anniversary.

Basic Guarantee
Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

Basic Guarantee Premium
The amount of premium each Policy Year necessary to keep the Basic Guarantee in effect.

Beneficiary
The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

Cash Value
The Policy Value minus any applicable surrender charge.

Company (we, us, our)
CUNA Mutual Life Insurance Company.

Contingent Beneficiary
The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

Death Benefit
The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

Death Benefit Option
One of two options that you may select for computation of the Death Benefit.

Death Benefit Proceeds
The amount we pay to the Beneficiary when we receive proof of the insured's death. It equals the Death Benefit on the date of the insured's death less the following adjustments: (1) any premium received after the date of death, (2) the amount of any Partial Withdrawals made after the date of death, (3) unpaid Monthly Deduction if death occurred during the Grace Period, and (4) any Loan Amount.

Extended Guarantee
Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

Extended Guarantee Premium
The amount of premium each Policy Year necessary to keep the Extended Guarantee in effect.

Fixed Account
Part of the Company's General Account to which Net Premium may be allocated or Policy Value transferred.

Fixed Account Value
Policy Value in the Fixed Account.

Fund
Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

General Account
The assets of the Company other than those allocated to the Separate Account or another separate account of the Company.

Grace Period
The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.

Home Office
The Company's office at 2000 Heritage Way, Waverly, Iowa 50677-9202.

In Force
Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

Initial Required Premium
The amount required on or prior to the policy issue date. The initial required premium is shown on the data page of your policy.

Insured
The person whose life is insured by this Policy.

Irrevocable Beneficiary
A Beneficiary who has certain rights that you can change only with his or her consent.

Lapse
Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

Loan Account
A portion of the Company's General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.

Loan Account Value
Policy Value in the Loan Account.

Loan Amount
At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.

Maturity Date
The Policy Anniversary when the insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

Monthly Deduction
The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

Monthly Processing Day
The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

Net Amount At Risk
As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

Net Premium
Any Premium less the premium expense charge.

Owner (You, Your)
The person entitled to exercise all rights as Owner of the Policy.

Planned Premium
The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

Policy Anniversary
The same date in each Policy Year as the Policy Issue Date.

Policy Issue Date
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy years, and Policy anniversaries from the Policy Issue Date.

Policy Value
The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

Policy Year
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

Premium
Any payment you make under the Policy other than a loan repayment.

Right to Examine Period
The period when you may return the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right to Examine period.

Separate Account
CUNA Mutual Life Variable Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

Specified Amount
The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

Subaccount
A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

Subaccount Value
The Policy Value in a Subaccount.

Surrender Value
The Cash Value less any Loan Amount.

Valuation Day
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Account Value
The sum of all Subaccount Values.

Written Request
A written notice or request in a form satisfactory to the Company and received at the Home Office. A written request includes a telephone or fax request made pursuant to the terms of an executed telephone or fax authorization on file at the Home Office.

You (Your)
The Owner.

Policy Summary
================================================================================

This summary describes important features of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                               Premiums And Lapse

o The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent premiums (minimum $50) at any time.

o You can elect to pay Planned Premiums but you are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. We do not accept any premiums after the Insured reaches Attained Age 95.

o We deduct a premium expense charge from each premium and credit the resulting amount to the Policy Value.

o Paying the Initial Required Premium will not necessarily keep your Policy In Force. Unless the Basic Guarantee or the Extended Guarantee is in effect, your Policy will enter a 61-day Grace Period if the Surrender Value is zero on a Monthly Processing day. Your Policy will terminate without value unless you pay sufficient Net Premium during the Grace Period. See Risk of Lapse; and Policy Lapse and Reinstatement.

o As long as your cumulative premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee
     Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

o Once we issue your Policy, the Right-to-Examine begins. You may return the Policy during this period and receive a refund. See Right-to-Examine Period.

                               Investment Options

Fixed Account:

      o You may place money in the Fixed Account where it earns interest at an annual rate of at least 4%. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account may not be available in all states.

Separate Account:

o You may allocate Net Premiums or transfer Policy Value to any of the 11 Subaccounts of the variable account. We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment experience of the corresponding fund. You could lose some or all of your money.

o Each Subaccount invests exclusively in one investment portfolio of a mutual fund (a "Fund"). The following Funds are available:

o    Ultra Series Fund
      Money Market Fund
      Bond Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund


o    T. Rowe Price International Series, Inc.
      T. Rowe Price International Stock Portfolio


o    MFS Variable Insurance Trust
      MFS Strategic Income Series
      MFS Emerging Growth Series


o    Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund/VA


o    Franklin Templeton Variable Insurance Products Trust
      Templeton Developing Markets Securities Fund (Class 2 Shares)


                                  Policy Value

o Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value also includes amounts we hold in our General Account to secure any outstanding loans.

o Policy Value varies from Valuation Day to Valuation Day, depending on the investment experience of the Subaccounts you choose, the interest we credit to the Fixed Account, the charges we deduct, and any other transactions (such as transfers, partial withdrawals, and loans.)

o Policy Value is the starting point for calculating important values under the Policy, such as the Cash Value, the Surrender Value and the Death Benefit.

o We do not guarantee a minimum Policy Value. Your Policy may Lapse if you do not have sufficient Policy Value (minus any loan and accrued loan interest) to pay the Monthly Deduction on a Monthly Processing Day.

                              Death Benefit Options


o You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

     Option 1 is a level Death Benefit through attained age 95 that is the greater of:

     o    the Specified Amount on the date of death; or
     o the Policy Value on the date of death multiplied by the applicable Death Benefit percentage. Option 2 is a variable Death Benefit that is the greater of:
     o    the Specified Amount plus the Policy Value on the date of death; or
     o the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

o You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over.)

                             Charges and Deductions

o Premium Expense Charge: We may deduct up to 3.5% of each premium payment and credit the remaining net premium to your Policy Value.

o    Monthly Deduction: Each month we deduct:

     o a cost of insurance charge for the Policy (varies by age, gender and other underwriting factors)

     o    charges for any riders

     o    a monthly Policy Fee of $6.00

     o a monthly administration charge of $0.0375 per month per $1,000 of Specified Amount during the first 10 Policy Years

o    Surrender and Partial Withdrawal Charges:

     o Surrender: We deduct a surrender charge if the Policy is surrendered during the first 9 Policy Years or during the 9 year period following an increase in Specified Amount. This charge varies by age, gender, rating class and number of years you held the Policy.

     o Partial withdrawal: We may deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn. We currently waive this fee.

o Mortality and Expense Risk Charge: We deduct a charge equal to 0.90% on an annual basis of the average daily net assets of the Separate Account.

o Fund Expenses: The Funds deduct investment advisory fees and other expenses from the amounts the Subaccounts invest in the Fund. These charges vary by Fund and range from 0.46% to 1.79% per year.

o    Other charges that the Company reserves the right to collect:

     o    A $30 fee for a duplicate copy of your Policy.

     o A charge of $100 for each increase in Specified Amount after the first increase in a Policy Year.

     o Transfer charge: a $10 fee for the 13th and each additional transfer in a Policy Year may be charged. We are currently waiving this fee.

                             Portfolio Expense Table


The following table shows the fees and expenses incurred by the Funds. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Funds for the fiscal year ended December 31, 2001. Future expenses of the Funds may be higher or lower than those shown. For more information on the fees and expenses described in this table, see the Funds' prospectuses which accompany this prospectus.

Annual Fund Operating Expenses (as a percentage of average net assets before fee waivers and expense reimbursements).


      Portfolio                                         Management                         Other Expenses      Total
                                                           Fees              12b-1                             Annual
                                                                             Fees                              Expenses
Ultra Money Market Fund                                   0.45%              None             0.01%             0.46%
Ultra Bond Fund                                           0.55%              None             0.01%             0.56%
MFS Strategic Income Series                               0.75%              None             0.37%(2)(3)       1.12%
Oppenheimer High Income Fund/VA                           0.74%              None             0.05%             0.79%
Ultra Balanced Fund                                       0.70%              None             0.01%             0.71%
Ultra Growth and Income Stock Fund                        0.60%              None             0.01%             0.61%
Ultra Capital Appreciation Stock Fund                     0.80%              None             0.01%             0.81%
Ultra Mid-Cap Stock Fund                                  1.00%              None             0.01%             1.01%
MFS Emerging Growth Series                                0.75%              None             0.12%             0.87%
T. Rowe Price International Stock Portfolio(1)            1.05%              None             0.00%             1.05%
Templeton Developing Markets Securities Fund -            1.25%              0.32%            0.25%(4)          1.82%
Class 2

     (1) The portfolio pays T. Rowe Price International an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily."

     (2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.84% for Emerging Growth Series and 0.90% for Strategic Income Series.

     (3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Strategic Income Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

     (4) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


                       Surrenders and Partial Withdrawals

o Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value.


o    Federal income taxes and a penalty tax may apply to surrenders


o Partial Withdrawals: You may withdraw part of the Surrender Value using a Written Request, subject to the following rules.

     o    Federal   income  taxes  and  a  penalty  tax  may  apply  to  Partial
          Withdrawals;

     o A Partial Withdrawal reduces the Death Benefit by at least the amount withdrawn;

     o If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a Partial Withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a Partial Withdrawal; and

     o We may deduct a processing fee for each Partial Withdrawal. We currently to waive this fee.

                                    Transfers

o    Each Policy Year, you may make:

     o    an unlimited number of transfers from the Subaccounts; and

     o    one  transfer  from  the  Fixed  Account.   We  currently  waive  this
          restriction.

o A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction.

o We may charge $10 for the 13th and each additional transfer during a Policy Year. We currently waive this fee.

                                      Loans

o You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences.

o To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account.

o Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.

o We charge you a maximum interest rate of 6% per year on amounts that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year.

o You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

o Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

Risk Summary
================================================================================

                                 Investment Risk

If you invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through Partial Withdrawals and loans.

                                  Risk of Lapse

Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient premium payment to keep your Policy In Force:

      o If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.

      o Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the later of (1) the 10th Policy Anniversary or, (2) the Insured's Attained Age 65, premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

      o Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the Insured's Attained Age 95, premiums less Partial Withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

Whenever your Policy enters a Grace Period if you do not make a sufficient premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to cover unpaid Monthly Deduction plus two months of additional Monthly Deductions.

If your Policy Lapses, however, you may reinstate the Policy within five years from the date of Lapse, provided that you meet insurability requirements at that time and pay any additional required premiums.

                                    Tax Risks

We anticipate that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance from tax authorities, it is uncertain whether Policies issued on a substandard basis would be considered life insurance contracts for this purpose.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Partial Withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any Partial Withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on Partial Withdrawals, surrenders and loans taken before you reach age 59 1/2. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                            Partial Withdrawal Limits

The Policy permits you to take only two Partial Withdrawals in any Policy Year. A Partial Withdrawal reduces the Policy Value and Surrender Value, so it will increase the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A Partial Withdrawal also may have adverse tax consequences.

A Partial Withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a Partial Withdrawal, the Specified Amount is reduced by the amount of the Partial Withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a Partial Withdrawal, the Death Benefit is reduced because the Policy Value is reduced.

                                   Loan Risks

A policy loan, whether or not repaid, will affect Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0%.

A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with Partial Withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy would Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect.

                          Effects of Surrender Charges

The surrender charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time.

Even if you do not surrender your Policy, surrender charges play a role in determining whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse.

                    Comparison with Other Insurance Policies

Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment experience of the amounts you place in the Subaccounts. In addition, the Surrender Value always varies with the investment results of your selected Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

CUNA Mutual Life Insurance Company
================================================================================

CUNA Mutual Life Insurance Company

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 2001, we had more than $5 billion in assets and $15.4 billion of life insurance In Force. Effective September 2001 and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. This is the third highest rating out of 16. Effective November 2001 and through the date of this Prospectus, Fitch rated us AA (Very Strong) for insurer financial strength. This is the third highest rating out of a possible 24. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. They provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Fitch (formerly Duff & Phelps Credit Rating Co.) rates insurance companies on their financial strength and capacity to meet senior obligations to policyholders. It bases these ratings on its assessment of the economic fundamentals of our principal lines of business, competitive position, management capability, regulatory solvency and our asset and liability management practices.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

The Fixed Account


The Fixed Account is part of the Company's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. The Company guarantees that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Fixed Account is not available in New Jersey.


The Fixed Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

The Separate Account and the Funds
================================================================================

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account which are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Policy Value will vary daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts are our general obligations and payable out of our general account.

Ultra Series Fund

The Ultra Series Fund is a fund with two classes of shares within each of six investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Currently, the Ultra Series Fund offers six Funds as investment options under the Policy.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share. During extended periods of low interest rates, the returns of the Subaccount investing in a money market fund may also become extremely low and possibly negative.


Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Mid-Cap Stock Fund. This Fund seeks long-term capital appreciation by investing in mid-size and small companies. It pursues this objective by purchasing the common stock of generally smaller, less-developed issuers with valuations, fundamentals and/or prospects that are attractive to the investment adviser.

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

T. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. Price International is the successor to Rowe Price-Fleming International, Inc., ("Price-Fleming") a joint venture with Robert Fleming Holdings, Ltd. founded in 1979. In 2000, Price-Fleming became wholly owned by T. Rowe Price Associates, Inc.

MFS Variable Insurance Trust


MFS Strategic Income Series. This Fund seeks to provide income and capital appreciation.


MFS Emerging Growth Series. This Fund seeks to provide long-term growth of capital.


MFS Investment Management(R) ("MFS") serves as the investment adviser to the MFS Strategic Income Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


Oppenheimer Variable Account Funds

Oppenheimer High Income Fund/VA. This Fund seeks a high level of current income from investments in high yield fixed-income securities. High Income Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust consists of 24 separate funds offering a variety of investment options. Each fund has two classes of shares, Class 1 and Class 2. The funds are generally available as investment options in variable annuity and variable life contracts and available as an underlying investment option of the Separate Account in which this Contract invests.


Templeton Developing Markets Securities Fund. This Fund seeks long-term capital appreciation by investing primarily in emerging markets equity securities.

Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investment decisions. Templeton Asset Management Ltd. is a Singapore corporation wholly owned by Franklin Resources, Inc., a publicly owned U.S. company. Franklin Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson Jr.

More Information About the Funds

Availability of the Funds. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.

The Company has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Resolving Material Conflicts. Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Separate Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Related Fund Performance. These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment experience and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

The Policy
================================================================================

Applying for a Policy

To purchase a Policy, you must complete an application and submit it to an authorized representative. You must also pay an Initial Required Premium as further described below. You must pay the Initial Required Premium during the lifetime of the Insured, on or before the Policy Issue Date. All premiums after the Initial Required Premium must be paid to the Home Office.

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($25,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. We require evidence of insurability satisfactory to us before issuing a Policy. In some cases, this evidence will include a medical examination.

Policy Issue Date

Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue at the Specified Amount applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application or if the Policy is approved for issue at a Specified Amount other than that requested in the application, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.

Temporary Insurance Agreement

If the Initial Required Premium is paid with the application, the proposed Insured will be covered prior to the Policy Issue Date under a Temporary Insurance Agreement. For the period beginning on the Valuation Day that we receive the Initial Required Premium until all information necessary to complete underwriting is received, the coverage is 50% of the Specified Amount requested in the application up to $150,000. After that period, and until the Policy Issue Date, coverage under a Temporary Insurance Agreement is the Specified Amount requested in the application up to $300,000. No temporary insurance is available in connection with coverage that is normally available through riders to a Policy. The details of the Temporary Insurance Agreement are found in the Agreement which accompanies the Policy.

Right-to-Examine Period

You may cancel the Policy before the latest of the following three events:

          o    45 days after the date of the application.

          o 10 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

          o 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

To cancel the Policy, you must mail or deliver the Policy to the representative who sold it or to us at our Home Office. If you return the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the premiums paid, unless state law requires a different result.

If there is an increase in Specified Amount and the increase is not the result of a change in death benefit option, you will be granted a right-to-examine period, with respect to the increase. You may request a cancellation of the increase during the right-to-examine period. You will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy Value allocated among the Subaccounts and Fixed Account as if it were Net Premium, equal to all Insurance Charges attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of an increase in Specified Amount will be allocated to the Subaccounts and/or the Fixed Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase.

Flexibility of Premiums

The Policy provides for a planned annual premium determined by you. You are not required, however, to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the Initial Required Premium at any time while the Policy is In Force.

If you want the Basic or Extended Guarantee to be in effect, the Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. If you do not choose to utilize the Basic Guarantee or Extended Guarantee, the Initial Required Premium is at least one-twelfth (1/12) of the Basic Guarantee Premium. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse. The Initial Required Premium for your policy is shown on the Policy's data page.

A higher level of premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level premium as determined by the current Internal Revenue Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We reserve the right to refuse any premium payment that is less than $50.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any premium or part of a premium which would increase the Death Benefit of the Policy by more than the amount of the premium.

Allocation of Net Premiums

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. Any allocation to a Subaccount or the Fixed Account must be at least 1% of amount applied and only whole percentages are permitted.

Initial Required Premiums are allocated as follows:

If the Initial Required Premium is received before we issue the Policy, it is held in the company's general account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.

Lapse

If your Surrender Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the Grace Period, unpaid Monthly Deduction are deducted from the Death Benefit Proceeds.

Reinstatement

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

          o You make a Written Request to reinstate the Policy within five years after the Lapse.

          o You provide satisfactory evidence of insurability (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

          o You pay Net Premiums in an amount sufficient to cover unpaid Monthly Deduction due prior to the end of the Grace Period plus the anticipated amount of two Monthly Deductions.

          o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

The reinstatement will become effective immediately upon our approval of the reinstatement.

Premiums to Prevent Lapse

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee provided you meet the requirements of that guarantee. The guarantees described may vary by state.


     a. Basic Guarantee: The Basic Guarantee is in effect if the total of your premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any Partial Withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium. The Basic Guarantee Premium requirement is equal to the total of all Basic Guarantee Premiums accumulated as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the premium requirements, and will continue until the later of: (1) the Insured's Attained Age 65; or (2) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, this amount will change and will affect the premium required for the Basic Guarantee. The Basic Guarantee only applies for the first five policy years in some states, including Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.

     b. Extended Guarantee: The Extended Guarantee is in effect if the total of your premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any Partial Withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium requirement. The Extended Guarantee Premium requirement is equal to the total amount of all Extended Guarantee Premiums accumulated as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the premium requirements, and will continue until the Insured's Attained Age 95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, this amount will change and will affect the premium required for the Extended Guarantee. The Extended Guarantee may not be available in all states. It is currently not available in Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.


You will be notified if the total of your net premiums are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee were previously in effect, you will have 61 days to pay us sufficient premium in order to keep the guarantee in effect.

During the guarantee period, a Monthly Deduction will continue to be deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice of impending termination to you at your last post office address known to us and your Grace Period will begin.

Death Benefit Proceeds

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We will pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the insured's death, if required by law), until the date of payment. Interest will be paid at an annual rate that we determine.

During the Insured's lifetime, you may direct that the Death Benefit Proceeds be paid under one of the settlement options. We must receive the written consent of all Irrevocable Beneficiaries and assignees before the selection. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:

     o    The Death Benefit on the date of death; plus
     o    Any premiums received after date of death; minus
     o    Any Partial Withdrawals taken after the date of death; minus
     o    Any  insurance  charges due if the insured dies during a Grace Period;
          minus
     o    Any Loan Amount.

The Death Benefit, however, differs under the two options.

Under Option 1, the level Death Benefit through attained age 95 is the greater of:

     o    The Specified Amount.

     o The Policy Value on the insured's date of death multiplied by the Death Benefit Percentage Factor.

Under Option 2, the Death Benefit is the greater of:

     o    The Specified Amount plus the Policy Value on the date of death.

     o The Policy Value on the insured's date of death multiplied by the Death Benefit Percentage Factor.

The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age as shown in Appendix C. The Death Benefit Percentage Factor decreases from year to year as the Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5, and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

Change of Death Benefit Option


You may change the death benefit option. Changing the death benefit option may have tax consequences. The change will become effective as of the first Monthly Processing Day after a Written Request. We reserve the right to require evidence of insurability.


If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value on the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy Value from that point on, unless the death benefit derived from application of the Death Benefit Percentage Factor applies. No change from death benefit option 1 to death benefit option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value on the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate death benefit option. If you prefer to have favorable investment results and additional premiums reflected in the form of an increased death benefit, you should choose death benefit option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values, you should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Processing Day is equal to the Net Amount At Risk, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Death Benefit and Policy Value varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Change of Specified Amount


You may change the Specified Amount at any time after the first Policy year. Changing the Specified Amount may have tax consequences. If more than one increase is requested per Policy year, we may charge $100 for each increase after the first request. Changes must be requested in writing and are subject to the following conditions.


Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or the next following day the request is received at the Home Office. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. A decrease does not result in reduced Surrender Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy.

Because the Surrender Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Surrender Charge. However, no additional Surrender Charges will accrue for increases in Specified Amount due to a change from death benefit option 2 to death benefit option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Surrender Charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the Administrative Charge.

We reserve the right to require the payment of additional premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

Policy Values
================================================================================

Policy Value. The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. Policy Value is determined as of the end of each Valuation Period. As a result, Policy Value increases whenever:

     o    Investment gains occur in any Subaccount.
     o    Interest  is  credited  to the  Policy for  amounts  held in the Fixed
          Account.
     o Interest is credited to the Policy for any Loan Amounts held in the Loan Account.
     o    Additional premiums are paid.
     o    Policy dividends are paid into the Subaccounts or Fixed Account.

Policy Value decreases whenever:

     o    Investment losses occur in any Subaccount.
     o    Monthly Deduction or service fees are paid.
     o    A Partial Withdrawal occurs.

Policy Value remains constant when:

     o    A Policy loan is either disbursed or repaid.
     o    Amounts are  transferred  between any  Subaccount or Fixed Account and
          the  Loan  Account,   or  when  amounts  are  transferred   among  the
          Subaccounts and the Fixed Account (exclusive of any transfer charge).

The Subaccount Value attributable to a Subaccount is equal to the number of Accumulation Units that the Policy has in each Subaccount, multiplied by the Accumulation Unit Value of that Subaccount. The Accumulation Unit Value of each Subaccount was set at $10 for the first Valuation Period. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. The Accumulation Unit Value will vary between Subaccounts.

Transfer of Values

You may make the following transfers of Policy Value: 1) between Subaccounts at anytime 2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account and 3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy year. However, we currently waive these restrictions on transfers from the Fixed Account.

A transfer may be requested in writing or by an authorized telephone transaction. A written transfer request must be made on a form satisfactory to us and contain your original signature. The Written Request will take effect as of the day it is received at the Home Office. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

     o    Record calls requesting transfers.
     o Ask the caller questions in an attempt to determine if you are the caller.
     o    Transfer funds only to other Subaccounts and to the Fixed Account.
     o    Send a written confirmation of each transfer.

We also permit transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all owners who have currently valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by us. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our home office.

If we use reasonable procedures and believe the instructions to be genuine, you are at risk of loss if someone gives unauthorized or fraudulent information to us.

The first twelve transfers in a Policy year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy year. We are currently waiving this fee.

A request to transfer Subaccount Values to other Subaccounts and/or the Fixed Account or from the Fixed Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as of the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Dollar Cost Averaging

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason.

Automatic Personal Portfolio Rebalancing Service

If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 1% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective premium payment allocation schedule.) There is no additional charge for using Policy Value rebalancing. If the owner does not specify a frequency for rebalancing, we will rebalance quarterly.

Other Types of Automatic Transfers

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value from one Subaccount to another. Such automatic transfer amounts may be requested on the following basis: (1) as a specified dollar amount; (2) as a specified number of accumulation units; (3) as a specified percent of Policy Value in a particular Subaccount, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount.

The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We reserve the right to discontinue offering automatic transfers at any time and for any reason.

Surrender and Partial Withdrawals


Policy Surrender. You may surrender the Policy for its Surrender Value. A Policy surrender may have adverse tax consequences. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.


Surrender of the Policy is effective as of the date we receive a Written Request for surrender. The Policy and all insurance terminate upon surrender.


Partial Withdrawal. You may make Partial Withdrawals by Written Request. A Partial Withdrawal may have tax consequences. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any Partial Withdrawal. An amount up to the Policy Surrender Value, less two months of insurance charges, may be taken as a Partial Withdrawal. Partial Withdrawals will be effective as of the date we receive your Written Request. A Partial Withdrawal request for the Surrender Value will be considered a surrender of the Policy.


You may specify the accounts from which the Partial Withdrawal, including the service fee, will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.

If death benefit Option 1 is in effect at the time of a Partial Withdrawal, the Specified Amount will be reduced by the amount of the Partial Withdrawal, including the amount of the service fee. If death benefit Option 2 is in effect at the time of a Partial Withdrawal, Specified Amount will not change. We reserve the right to decline a Partial Withdrawal request if the remaining Specified Amount would be below the minimum Specified Amount necessary to issue a new Policy. If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the effect of a Partial Withdrawal on the monthly Cost of Insurance and Death Benefit is somewhat different. The Death Benefit is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Cash dividend payments are included as Partial Withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.

Payment is generally made within seven days of the surrender or Partial Withdrawal date.

Maturity

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the maturity date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and a tax advisor should be consulted.

Payment of Benefits/Settlement Options

Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

         1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

         2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option.

         4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living.


Not all Settlement Options are available. See your policy for details on which options are available to you.


The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options described above.

Policy Loans

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy as of the date of the loan.

Interest. We charge interest on amounts that you borrow. The interest rate charged is a maximum of 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed. We may charge interest at lower rates from time to time.

We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount. Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Home Office within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.

Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received by us. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Values because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.

Charges and Deductions
================================================================================

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

Premium Expense Charge. We make a deduction from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Processing Day will be the sum of:

         o  The Cost of Insurance for that month; plus

         o  The Policy Fee; plus

         o  The Administrative Fee; plus

         o The cost of any additional benefits provided by rider, if any.

The Monthly Deduction is collected by redeeming the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.

Cost of Insurance. The Cost of Insurance ("COI") ranges up to $224 per $1000 (for age 95 male standard tobacco). The COI rate for the Policy will be determined by the Insured's Attained Age, gender, tobacco status, and rating class. COI rate charges will depend on our expectations as to future mortality experience. Tobacco User rates are determined based on Age, gender, and duration. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The COI is determined by multiplying the COI rate by the Net Amount At Risk for a Policy. Under death benefit option 2, the Net Amount At Risk is always the Specified Amount. Under death benefit option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. For a Policy where there has been an increase in Specified Amount, the COI rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a Net Amount At Risk associated with the initial Specified Amount and the increase. The Net Amount At Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Policy Fee. The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.

Administrative Charge. We assess a monthly administrative charge at an annual rate of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase. An administrative charge of $300 may be assessed if an owner elects to receive an accelerated benefit while terminally ill.

The Administrative Charge, together with the Policy Fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge. We daily deduct a mortality and expense risk charge of .00002466% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense will be greater than what we expected. We have primary responsibility for all administration for the Policy, the Separate Account and the Fixed Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

Surrender Charges. To reimburse us for sales expenses and Policy issue expenses, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct Surrender Charges from the proceeds in the event of a complete surrender of the Policy during the first nine years. If the Policy is not surrendered in the first nine years there is no charge. A chart showing the percentage of Surrender Charges remaining at the beginning of Policy years 2 through 9 is shown below.

The Surrender Charges vary by the Age of Insured, gender, and rating class. For a 35-year-old male Non-Tobacco User, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male Non-Tobacco User, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Surrender Charges decrease annually after the first year. The percentage of the Surrender Charges remaining in each Policy year is:

         Beginning                      Percentage of
        Policy Year              Surrender Charges Remaining
        -----------              ---------------------------
            2                               95%
            3                               90%
            4                               85%
            5                               75%
            6                               65%
            7                               50%
            8                               35%
            9                               20%
           10+                               0%

Transfer Fee. Currently, we allow an unlimited number of transfers in each Policy year without charge. After twelve transfers in any given Policy year, we may deduct $10 per transfer from the amount transferred.

Federal and State Income Taxes. Other than Premium Expense no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your Policy at no charge. There will be a $30 charge for a duplicate Policy.

Increase of Specified Amount Charge. We may assess a $100 charge for each increase in Specified Amount after the first in a Policy year.

We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

Other Policy Benefits and Provisions
================================================================================

Owner, Beneficiary

You are the person who purchases the Policy and is named in the application. You may be other than the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

Our Right to Contest the Policy

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

Right to Convert

You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date. It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.

Transfer of Ownership


You may transfer ownership of the Policy. A transfer of ownership may have tax consequences. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. The request to transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.


We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.

Collateral Assignments

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.


A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.


Effect of Misstatement of Age or Gender

For a Policy based on male or female cost of insurance rates (see data page for basis), if the insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

         a. If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the insured's correct age and gender.

         b. If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

         a. If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the insured's correct age.

         b. If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the insured's correct age beginning on the next Monthly Processing Day.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

Dividends

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends paid into the Subaccounts and the Fixed Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy year. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5, and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:

     1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

     2.   During   periods  when  trading  on  the  Exchange  is  restricted  as determined by the SEC.

     3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

     4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death.

Accelerated Benefit Option


We will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if we receive satisfactory proof that the Insured is terminally ill and if you elect to receive an accelerated payment of the death benefit. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Policy Value is excluded from the calculation of the eligible death benefit. If you elect to receive an accelerated benefit, we will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount you receive as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits are uncertain and a tax advisor should be consulted.


Reports To Owners. We will confirm any of the following within seven days:

     o The receipt of any Net Premium (except premiums received before Policy Issue Date or by preauthorized check).

     o    The receipt of any instructions to change allocation of Net Premiums.

     o    Any transfer between  Subaccounts;  any loan, interest  repayment,  or
          loan  repayment;  any  Partial  Withdrawal;   any  return  of  premium
          necessary to comply with applicable maximum premium limitations.

     o    Any   restoration   to  Policy   Value   following   exercise  of  the
          right-to-examine privilege for an increase in Specified Amount.

     o    Exercise of the right-to-examine privilege.

     o    An exchange of the Policy or increase in Specified Amount.

     o    Surrender of the Policy.

     o    Payment of Death Benefit Proceeds.

We will also mail to you, at your last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed and any credit to the Separate Account of interest on amounts held in the Loan Account.

Voting Rights. We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in its own right, it may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, we may, under certain circumstances, vote shares of a fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

Riders and Endorsements
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Children of the Insured up to the earlier of Age 23 of the child or Age 65 for the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. This rider may be converted to a new Policy without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the person insured under the Policy to which the rider is attached, if sooner.

Guaranteed Insurability. The rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. The rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Other Insured. This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit.

Waiver of Premium Disability. This rider provides that, during the Insured's total disability, we will waive Monthly Deduction for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:

     1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Life Insurance Company or an affiliate.

     2.   The Policy is owned by a business or trust.

     3.   The new Policy is owned by the same entity.

     4. The insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

     5. The insured under the new contract is also a selected manager or highly compensated employee.

     6. We receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (Policy) years, we reserve the right to charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Federal Income Tax Considerations
================================================================================

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an owner to allocate premium payments and Policy Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and Partial Withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and Partial Withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or face amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.


Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement.
(See page 29 for more information regarding the Endorsement.)


Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.


Special Rules for Pension and Profit-Sharing Plans

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Expense Charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


CUNA Mutual Life Insurance Company Directors and Executive Officers
================================================================================

   Name                                             Occupation

Directors

James C. Barbre                      1994-Present               ACT Technologies, Inc.
                                                                President/Chief Operating Officer
                                     1985-1993                  Self-employed consultant in carpet
                                                                Manufacturing and distribution in Dalton, GA

Robert W. Bream                      1991-Present               United Airlines Employees Credit Union
                                                                President/Chief Executive Officer

James L. Bryan                       1974-Present               Texans Credit Union
                                                                President/Chief Executive Officer

Loretta M. Burd                      1987-Present               Centra Credit Union
                                                                President/Chief Executive Officer

Ralph B. Canterbury                  2000                       Retired
                                     1965-2000                  US Airways Federal Credit Union
                                                                President

Rudolf J. Hanley                     1982-Present               Orange County Teachers Federal Credit Union
                                                                President/Chief Executive Officer

Jerald R. Hinrichs                   1990-Present               Hinrichs & Associates
                                                                Insurance Marketing Consultants
                                                                Owner/President

Michael B. Kitchen                   1995-Present               CUNA Mutual Life Insurance Company*
                                                                President and Chief Executive Officer
                                     1992-1995                  The CUMIS Group Limited
                                                                President/Chief Executive Officer

Brian L. McDonnell                   1977-Present               Navy Federal Credit Union
                                                                President/Chief Executive Officer

C. Alan Peppers                      1992-Present               Denver Public Schools Credit Union
                                                                President/Chief Executive Officer

Neil A. Springer                     1994-Present               Springer & Associates, L.L.C.
                                                                Managing Director
                                     1992-1994                  Slayton International, Inc.
                                                                Senior Vice President

Farouk D.G. Wang                     1987-Present               University of Hawaii at Manoa
                                                                Director of Buildings and Grounds Management

Larry T. Wilson                      1974-Present               Coastal Federal Credit Union
                                                                President/Chief Executive Officer

Executive Officers

Vacant                                                          CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Sales and Marketing

Larry H. Blanchard                   1996-Present               CUNA Mutual Life Insurance Company
                                                                Senior Vice President - Communications and Public
                                                                Relations

Michael S. Daubs                     1973-Present               CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Investments
                                                                MEMBERS Capital Advisors, Inc.
                                                                President

James M. Greaney                     1998-Present               CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Credit Union Enterprise

Jeffrey D. Holley                    1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Financial Officer

Steven Haroldson                     1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Technology Officer

Michael B. Kitchen                   1995-Present               CUNA Mutual Life Insurance Company*
                                                                President and Chief Executive Officer
                                     1992-1995                  The CUMIS Group Limited
                                                                President and Chief Executive Officer

Reid A. Koenig                       1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Officer - Operations
                                     1994-Present               Vice President - Members Services

Daniel E. Meylink, Sr.               1983-Present               CUNA Mutual Life Insurance Company*
                                                                Chief Officer - Members Enterprise

Faye A. Patzner                      1999-Present               CUNA Mutual Life Insurance Company
                                                                Chief Officer - Legal


* We entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

Additional Information
================================================================================

Addition, Deletion, Or Substitution Of Investments

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also Surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

State Regulation

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

Legal Proceedings

We, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

Independent Accountants


The financial statements for 2001 and 2000 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing.


Actuarial Matters

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

Registration Statement

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

Distribution Of Policies

Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1437257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.

We may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. We may also pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, we may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

Financial Statements
================================================================================

Our financial statements are immediately following the financial statements of the Separate Account. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy and should not be considered as bearing on the investment experience of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              Financial Statements
                                December 31, 2001
                       (with Independent Auditor's Report)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2001


                                          Money                           Global            High                        Growth and
                                         Market            Bond         Governments        Income         Balanced     Income Stock
Assets:                                Subaccount       Subaccount     Subaccount++      Subaccount      Subaccount     Subaccount
                                       ----------       ----------     ----------        ----------      ----------     ----------
Investments in Ultra Series Fund:
Money Market Fund,
  9,597,313 shares at net asset value
  of $1.00 per share (cost $9,597,313) $9,597,313$             -- $             --$             -- $             --$           --

Investments in Ultra Series Fund:
Bond Fund,
   674,608 shares at net asset value of
   $10.20 per share (cost $6,920,122)          --       6,878,867               --              --               --            --

Investments in MFS(R)Variable
Insurance TrustSM:
Global Governments Series,
   64,667 shares at net asset value of
   $10.09 per share (cost $656,513)            --              --          652,489              --               --            --

Investments in Oppenheimer
Variable Account Funds:
High Income Fund/VA,
   54,147 shares at net asset value of
   $8.54 per share (cost $483,550)             --              --               --         462,417               --            --

Investments in Ultra Series Fund:
Balanced Fund,
   4,136,313 shares at net asset value of
   $18.42 per share (cost $65,922,819)         --              --               --              --       76,208,351            --

Investments in Ultra Series Fund:
Growth and Income Stock Fund,
   3,253,776 shares at net asset value of
   $28.73 per share (cost $74,708,381)         --              --               --              --               --    93,479,902
                                       ----------      ----------       ----------      ----------       ----------    ----------
     Total assets                       9,597,313       6,878,867          652,489         462,417       76,208,351    93,479,902
                                       ----------      ----------       ----------      ----------       ----------    ----------

Liabilities:
Accrued adverse mortality and
   expense charges                          7,363           5,211              498             348           57,681        70,525
                                       ----------      ----------       ----------      ----------       ----------    ----------
     Total liabilities                      7,363           5,211              498             348           57,681        70,525
                                       ----------      ----------       ----------      ----------       ----------    ----------
     Net assets                        $9,589,950      $6,873,656         $651,991        $462,069      $76,150,670   $93,409,377
                                       ==========      ==========       ==========      ==========       ==========    ==========

Policyowners Equity:
    Net Assets: Type 1                 $3,879,925      $5,782,347         $638,644              --      $71,695,019   $87,752,035
    Outstanding units: Type 1 (note 5)    179,623         181,012           49,765              --        1,469,234     1,209,842
    Net asset value per unit: Type 1       $21.60          $31.94           $12.83              --           $48.80        $72.53
                                       ==========      ==========       ==========      ==========       ==========    ==========

    Net Assets: Type 2                 $5,710,025      $1,091,309          $13,347        $462,069       $4,455,651    $5,657,342
    Outstanding units: Type 2 (note 5)    528,706          94,814            1,237          47,814          446,458       634,943
    Net asset value per unit: Type 2       $10.80          $11.51           $10.79           $9.66            $9.98         $8.91
                                       ==========      ==========       ==========      ==========       ==========    ==========

See accompanying notes to financial statements.

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Assets and Liabilities, continued
                                December 31, 2001


                                         Capital
                                      Appreciation           Mid-Cap            Emerging          International       Developing
                                          Stock               Stock              Growth               Stock             Markets
Assets:                                Subaccount          Subaccount          Subaccount+         Subaccount         Subaccount
Investments in Ultra Series Fund:
Capital Appreciation Stock Fund,
   2,289,696 shares at net asset value of
   $20.70 per share (cost $43,233,048) $47,393,640    $             --   $             --    $             --    $             --

Investments in Ultra Series Fund:
Mid-Cap Stock Fund,
   135,879 shares at net asset value of
   $13.94 per share (cost $1,783,997)                        1,894,300                 --                  --                  --

Investments in MFS(R)Variable
Insurance TrustSM:
Emerging Growth Series,
   645,174 shares at net asset value of
   $17.98 per share (cost $15,106,133)          --                  --         11,600,221                  --                  --

Investments in T. Rowe Price
International Series, Inc.:
International Stock Portfolio,
   633,848 shares at net asset value of
   $11.47 per share (cost $9,066,817)           --                  --                 --           7,270,242                  --

Investments in Franklin Templeton
Variable Insurance Products Trust:
Developing Markets Securities,
   21,754 shares at net asset value of
   $4.76 per share (cost $118,141)              --                  --                 --                  --             103,547
                                        ----------          ----------        -----------         -----------          ----------
     Total assets                       47,393,640           1,894,300         11,600,221           7,270,242             103,547
                                        ----------          ----------        -----------         -----------          ----------

Liabilities:
Accrued adverse mortality and
   expense charges                          35,600               1,421              8,721               5,454                  76
                                        ----------          ----------        -----------         -----------          ----------
     Total liabilities                      35,600               1,421              8,721               5,454                  76
                                        ----------          ----------        -----------         -----------          ----------
     Net assets                        $47,358,040          $1,892,879        $11,591,500          $7,264,788            $103,471
                                        ==========          ==========        ===========         ===========          ==========

Policyowners Equity:
    Net Assets: Type 1                 $42,956,905                  --         $9,937,750          $6,638,049                  --
    Outstanding units: Type 1 (note 5)   1,458,730                  --            665,337             565,223                  --
    Net asset value per unit: Type 1        $29.45                  --             $14.94              $11.74                  --
                                        ==========          ==========        ===========         ===========          ==========

    Net Assets: Type 2                  $4,401,135          $1,892,879         $1,653,750            $626,739            $103,471
    Outstanding units: Type 2 (note 5)     455,604             134,692            252,867              88,149              16,016
    Net asset value per unit: Type 2         $9.66              $14.05              $6.54               $7.11               $6.46
                                        ==========          ==========        ===========         ===========          ==========

See accompanying notes to financial statements.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 2001, 2000 and 1999


                                                MONEY MARKET SUBACCOUNT                                 BOND SUBACCOUNT

Investment income (loss):              2001              2000             1999              2001             2000           1999
                                       ----              ----             ----              ----             ----           ----
  Dividend income                   $311,048          $304,451          $156,541         $331,277          $267,073      $223,032
  Adverse mortality and expense charges
   (note 3)                          (77,525)          (45,966)          (29,935)         (47,906)          (34,525)      (34,792)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net investment income (loss)         233,523           258,485           126,606          283,371           232,548       188,240
                                   ---------         ---------         ---------        ---------         ---------      --------
Realized and unrealized gain (loss)
 on investments:
 Realized gain (loss) on security
  transactions:
  Capital gain distributions received     --                --                --               --                --            57
  Proceeds from sale of securities 5,232,884         9,041,724         4,009,628          292,863           748,321       585,790
  Cost of securities sold         (5,232,884)       (9,041,724)       (4,009,628)        (289,794)         (767,487)     (583,986)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net realized gain (loss) on security
  transactions                            --                --                --            3,069           (19,166)        1,861
  Net change in unrealized appreciation
   or depreciation on investments         --                --                --           50,909            58,875      (197,060)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net gain (loss) on investments            --                --                --           53,978            39,709      (195,199)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net increase (decrease) in net assets
  resulting from operations         $223,523          $258,485          $126,606         $337,349          $272,257       ($6,959)
                                   =========         =========         =========        =========         =========      ========


                                            GLOBAL GOVERNMENTS SUBACCOUNT++                         HIGH INCOME SUBACCOUNT

Investment income (loss):              2001              2000             1999              2001             2000            1999*
                                       ----              ----             ----              ----             ----            -----
  Dividend income                    $24,033           $29,675           $35,810          $18,313              $236      $      --
  Adverse mortality and expense
charges (note 3)                      (5,815)           (5,498)           (6,651)          (2,738)             (313)            --
                                   ---------         ---------         ---------        ---------         ---------       --------
Net investment income (loss)          18,218            24,177            29,159           15,575               (77)            --
                                   ---------         ---------         ---------        ---------         ---------       --------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received       --                --                --               --                --             --
Proceeds from sale of securities      36,185            72,159           289,685            9,537            47,952             --
Cost of securities sold              (36,712)          (75,045)         (289,946)          (9,954)          (50,050)            --
                                   ---------         ---------         ---------        ---------         ---------       --------
Net realized gain (loss) on security
transactions                            (527)           (2,886)             (261)            (417)           (2,098)            --
Net change in unrealized appreciation
or depreciation on investments         6,290             3,290           (57,288)         (20,492)             (644)             3
                                   ---------         ---------         ---------        ---------         ---------       --------
Net gain (loss) on investments         5,763               404           (57,549)         (20,909)           (2,742)             3
                                   ---------         ---------         ---------        ---------         ---------       --------
Net increase (decrease) in net assets
resulting from operations            $23,981           $24,581          ($28,390)         ($5,334)          ($2,819)            $3
                                   =========         =========         =========        =========         =========       ========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                                  BALANCED SUBACCOUNT                       GROWTH AND INCOME STOCK SUBACCOUNT

Investment income (loss):              2001              2000             1999            2001             2000              1999
                                       ----              ----             ----            ----             ----              ----
  Dividend income                 $2,282,310        $2,539,793        $1,995,000     $1,026,566        $1,033,586         $916,870
  Adverse mortality and expense charges
   (note 3)                         (687,890)         (709,346)         (675,563)      (863,491)         (944,513)        (870,409)
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net investment income (loss)       1,594,420         1,830,447         1,319,437        163,075            89,073           46,461
                                  ----------         ---------         ---------    -----------         ---------       ----------
Realized and unrealized gain (loss)
 on investments:
 Realized gain (loss) on security
  transactions:
  Capital gain distributions received 3,195,604        422,244         1,743,848      2,480,701           377,334        6,072,033
  Proceeds from sale of securities 4,874,234         8,177,082         6,404,678      6,321,315         6,777,413        4,764,654
  Cost of securities sold         (4,016,614)       (6,052,432)       (4,654,847)    (5,048,877)       (4,340,887)      (2,809,713)
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net realized gain (loss) on security
  transactions                     4,053,224         2,546,894         3,493,679      3,753,139         2,813,860        8,026,974
  Net change in unrealized appreciation
   or depreciation on investments (8,782,439)       (2,132,200)        4,544,788    (16,082,165)       (3,022,365)       6,432,344
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net gain (loss) on investments    (4,729,215)          414,694         8,038,467    (12,329,026)         (208,505)      14,459,318
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net increase (decrease) in net assets
  resulting from operations      ($3,134,795)       $2,245,141        $9,357,904   ($12,165,951)        ($119,432)     $14,505,779
                                  ==========         =========         =========    ===========         =========       ==========


                                          CAPITAL APPRECIATION STOCK SUBACCOUNT                     MID-CAP STOCK SUBACCOUNT

Investment income (loss):               2001              2000             1999              2001             2000          1999*
                                        ----              ----             ----              ----             ----          -----
Dividend income                       $47,622           $38,004           $33,412          $13,965              $885           $1
 Adverse mortality and expense charges
(note 3)                             (426,767)         (422,423)         (328,898)         (11,695)           (2,249)          (1)
                                     --------         ---------         ---------         --------           -------       ------
Net investment income (loss)         (379,145)         (384,419)         (295,486)           2,270            (1,364)          --
                                     --------         ---------         ---------         --------           -------       ------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received 6,652,267           493,012         3,266,215          104,035                77           78
Proceeds from sale of securities    3,424,992         2,711,862         2,779,984           75,736           102,647           14
Cost of securities sold            (2,836,420)       (1,774,342)       (1,731,081)         (73,029)          (98,501)         (14)
                                    ---------         ---------         ---------         --------          --------      -------
Net realized gain (loss) on security
transactions                        7,240,839         1,430,532         4,315,118          106,742             4,223           78
Net change in unrealized appreciation
or depreciation on investments    (11,947,338)          428,664         4,111,612           51,296            58,894          113
                                   ----------        ----------        ----------         --------          --------      -------
Net gain (loss) on investments     (4,706,499)        1,859,196         8,426,730          158,038            63,117          191
                                   ----------        ----------        ----------         --------          --------      -------
Net increase (decrease) in net assets
resulting from operations         ($5,085,644)       $1,474,777        $8,131,244         $160,308           $61,753         $191
                                   ==========        ==========        ==========         ========          ========      =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                              EMERGING GROWTH SUBACCOUNT+                       INTERNATIONAL STOCK SUBACCOUNT

Investment income (loss):              2001              2000             1999              2001             2000           1999
                                       ----              ----             ----              ----             ----           ----
Dividend income                $          --     $          --     $          --         $155,232           $58,791       $30,258
 Adverse mortality and expense charges
(note 3)                            (109,675)         (156,570)          (81,732)         (70,691)          (84,273)      (58,716)
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net investment income (loss)        (109,675)         (156,570)          (81,732)          84,541           (25,482)      (28,458)
                                  ----------        ----------        ----------       ----------        ----------     ---------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received  796,024           921,643                --               --           282,195        95,097
Proceeds from sale of securities     985,395         1,699,368           841,070          621,054           495,284       648,203
Cost of securities sold           (1,154,366)       (1,096,592)         (590,062)        (714,446)         (337,597)     (619,493)
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net realized gain (loss) on security
transactions                         627,053         1,524,419           251,008          (93,392)          439,882       123,807
Net change in unrealized appreciation
or depreciation on investments    (6,114,073)       (5,430,518)        6,126,859       (2,125,367)       (2,340,401)    1,926,801
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net gain (loss) on investments    (5,487,020)       (3,906,099)        6,377,867       (2,218,759)       (1,900,519)    2,050,608
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net increase (decrease) in net assets
resulting from operations        ($5,596,695)      ($4,062,669)       $6,296,135      ($2,134,218)      ($1,926,001)   $2,022,150
                                  ==========        ==========        ==========       ==========        ==========     =========

                                             DEVELOPING MARKETS SUBACCOUNT

Investment income (loss):              2001              2000           1999*
                                       ----              ----           -----

  Dividend income                       $793               $59       $      --
  Adverse mortality and expense
charges (note 3)                        (835)             (369)             --
                                     -------          --------         -------
Net investment income (loss)             (42)             (310)             --
                                     -------          --------         -------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received       --                --              --
Proceeds from sale of securities      15,875            42,680              --
Cost of securities sold              (18,420)          (51,281)             --
                                     -------          --------         -------
Net realized gain (loss) on security
transactions                          (2,545)           (8,601)             --
Net change in unrealized appreciation
or depreciation on investments        (5,977)           (8,672)             55
                                     -------          --------         -------
Net gain (loss) on investments        (8,522)          (17,273)             55
                                     -------          --------         -------
Net increase (decrease) in net assets
resulting from operations            ($8,564)         ($17,583)            $55
                                     =======          ========         =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years Ended December 31, 2001, 2000 and 1999


                                                MONEY MARKET SUBACCOUNT                              BOND SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999
                                       ----              ----             ----           ----             ----              ----
  Net investment income (loss)      $233,523          $258,485          $126,606      $283,371          $232,548         $188,240
  Net realized gain (loss) on
   security transactions                  --                --                --         3,069           (19,166)           1,861
  Net change in unrealized appreciation
   or depreciation on investments         --                --                --        50,909            58,875         (197,060)
                                  ----------        ----------        ----------    ----------        ----------       ----------
   Change in net assets from
    operations                       233,523           258,485           126,606       337,349           272,257           (6,959)
                                  ----------        ----------        ----------    ----------        ----------       ----------
Capital unit transactions (note 5):
Proceeds from sale of units        7,934,208        13,577,729         5,200,600     3,056,233           984,884        1,186,455
  Cost of units repurchased       (5,897,540)      (10,928,652)       (4,530,276)     (694,152)         (960,704)        (918,722)
                                  ----------        ----------        ----------    ----------        ----------       ----------
   Change in net assets from capital
    unit transactions              2,036,668         2,649,077           670,324     2,362,081            24,180          267,733
                                  ----------        ----------        ----------    ----------        ----------       ----------
Increase (decrease) in net assets  2,270,191         2,907,562           796,930     2,699,430           296,437          260,774
Net assets:
  Beginning of period              7,319,759         4,412,197         3,615,267     4,174,226         3,877,789        3,617,015
                                  ----------        ----------        ----------    ----------        ----------       ----------
  End of period                   $9,589,950        $7,319,759        $4,412,197    $6,873,656        $4,174,226       $3,877,789
                                  ==========        ==========        ==========    ==========        ==========       ==========


                                            GLOBAL GOVERNMENTS SUBACCOUNT++                      HIGH INCOME SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999*
                                       ----              ----             ----           ----             ----              -----
  Net investment income (loss)       $18,218           $24,177           $29,159       $15,575              ($77)        $     --
  Net realized gain (loss) on
   security transactions                (527)           (2,886)             (261)         (417)           (2,098)              --
  Net change in unrealized appreciation
   or depreciation on investments      6,290             3,290           (57,288)      (20,492)             (644)               3
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from
    operations                        23,981            24,581           (28,390)       (5,334)           (2,819)               3
                                  ----------        ----------        ----------     ---------         ---------        ---------
Capital unit transactions (note 5):
  Proceeds from sale of units         52,886            83,247           222,897       400,558           110,501            1,075
  Cost of units repurchased          (54,448)          (97,296)         (312,920)      (35,477)           (6,436)              (2)
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from capital
    unit transactions                 (1,562)          (14,049)          (90,023)      365,081           104,065            1,073
                                  ----------        ----------        ----------     ---------         ---------        ---------
Increase (decrease) in net assets     22,419            10,532          (118,413)      359,747           101,246            1,076
Net assets:
  Beginning of period                629,572           619,040           737,453       102,322             1,076               --
                                  ----------        ----------        ----------     ---------         ---------        ---------
  End of period                     $651,991          $629,572          $619,040      $462,069          $102,322           $1,076
                                  ==========        ==========        ==========     =========         =========        =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                                  BALANCED SUBACCOUNT                      GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999
                                       ----              ----             ----           ----             ----              ----
  Net investment income (loss)    $1,594,420        $1,830,447        $1,319,437      $163,075           $89,073          $46,461
  Net realized gain (loss) on
   security transactions           4,053,224         2,546,894         3,493,679     3,753,139         2,813,860        8,026,974
  Net change in unrealized appreciation
   or depreciation on investments (8,782,439)       (2,132,200)        4,544,788   (16,082,165)       (3,022,365)       6,432,344
                                  ----------        ----------        ----------    ----------       -----------      -----------
   Change in net assets from
    operations                    (3,134,795)        2,245,141         9,357,904   (12,165,951)         (119,432)      14,505,779
                                  ----------        ----------        ----------    ----------       -----------      -----------

Capital unit transactions (note 5):
  Proceeds from sale of units     10,274,621        12,269,234        14,839,213    15,181,265        17,856,770       17,312,510
  Cost of units repurchased      (10,240,697)      (14,010,392)      (14,209,808)  (14,504,944)      (15,159,431)     (14,188,868)
                                  ----------        ----------        ----------    ----------       -----------      -----------
   Change in net assets from capital
    unit transactions                 33,924        (1,741,158)          629,405       676,321         2,697,339        3,123,642
                                  ----------        ----------        ----------    ----------       -----------      -----------
Increase (decrease) in net assets (3,100,871)          503,983         9,987,309   (11,489,630)        2,577,907       17,629,421
Net assets:
  Beginning of period             79,251,541        78,747,558        68,760,249   104,899,007       102,321,100       84,691,679
                                  ----------        ----------        ----------    ----------       -----------      -----------
  End of period                  $76,150,670       $79,251,541       $78,747,558   $93,409,377      $104,899,007     $102,321,100
                                  ==========        ==========        ==========    ==========       ===========      ===========


                                            CAPITAL APPRECIATION SUBACCOUNT                        MID-CAP STOCK SUBACCOUNT

Operations:                            2001              2000             1999              2001             2000           1999*
                                       ----              ----             ----              ----             ----           -----
 Net investment income (loss)      ($379,145)        ($384,419)        ($295,486)          $2,270           ($1,364)     $     --
 Net realized gain (loss) on
  security transactions            7,240,839         1,430,532         4,315,118          106,742             4,223            78
 Net change in unrealized appreciation
  or depreciation on investments (11,947,338)          428,664         4,111,612           51,296            58,894           113
                                 -----------       -----------       -----------       ----------        ----------      --------
   Change in net assets from
    operations                    (5,085,644)        1,474,777         8,131,244          160,308            61,753           191
                                 -----------       -----------       -----------       ----------        ----------      --------
Capital unit transactions (note 5):
  Proceeds from sale of units     10,206,096        13,180,893         7,912,873        1,419,913           704,374         4,450
  Cost of units repurchased       (7,447,500)       (7,182,551)       (6,897,886)        (405,323)          (52,707)          (80)
                                 -----------       -----------       -----------       ----------        ----------      --------
   Change in net assets from capital
    unit transactions              2,758,596         5,998,342         1,014,987        1,014,590           651,667         4,370
                                 -----------       -----------       -----------       ----------        ----------      --------
Increase (decrease) in net assets (2,327,048)        7,473,119         9,146,231        1,174,898           713,420         4,561
Net assets:
  Beginning of period             49,685,088        42,211,969        33,065,738          717,981             4,561            --
                                 -----------       -----------       -----------       ----------        ----------      --------
  End of period                  $47,358,040       $49,685,088       $42,211,969       $1,892,879          $717,981        $4,561
                                 ===========       ===========       ===========       ==========        ==========      ========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                              EMERGING GROWTH SUBACCOUNT+                    INTERNATIONAL STOCK SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999
                                       ----              ----             ----           ----             ----              ----
  Net investment income (loss)     ($109,675)        ($156,570)         ($81,732)      $84,541          ($25,482)        ($28,458)
  Net realized gain (loss) on
   security transactions             627,053         1,524,419           251,008       (93,392)          439,882          123,807
  Net change in unrealized appreciation
   or depreciation on investments (6,114,073)       (5,430,518)        6,126,859    (2,125,367)       (2,340,401)       1,926,801
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from
    operations                    (5,596,695)       (4,062,669)        6,296,135    (2,134,218)       (1,926,001)       2,022,150
                                  ----------        ----------        ----------     ---------         ---------        ---------
Capital unit transactions (note 5):
  Proceeds from sale of units      3,396,467         8,397,598         3,957,172     1,619,733         4,215,595        1,876,821
  Cost of units repurchased       (2,342,514)       (3,466,245)       (2,023,998)   (1,431,018)       (1,439,807)      (1,361,528)
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from capital
    unit transactions              1,053,953         4,931,353         1,933,174       188,715         2,775,788          515,293
                                  ----------        ----------        ----------     ---------         ---------        ---------
Increase (decrease) in net assets (4,542,742)          868,684         8,229,309    (1,945,503)          849,787        2,537,443
Net assets:
  Beginning of period             16,134,242        15,265,558         7,036,249     9,210,291         8,360,504        5,823,061
                                  ----------         ---------        ----------     ---------         ---------        ---------
  End of period                  $11,591,500       $16,134,242       $15,265,558    $7,264,788        $9,210,291       $8,360,504
                                  ==========        ==========        ==========     =========         =========        =========

                                             DEVELOPING MARKETS SUBACCOUNT

Operations:                            2001              2000          1999*
                                       ----              ----          -----
  Net investment income (loss)          ($42)            ($310)      $     --
  Net realized gain (loss) on
   security transactions              (2,545)           (8,601)            --
  Net change in unrealized appreciation
   or depreciation on investments     (5,977)           (8,672)            55
                                   ---------          --------        -------
   Change in net assets from
    operations                        (8,564)          (17,583)            55
                                   ---------          --------        -------
Capital unit transactions (note 5):
  Proceeds from sale of units         64,242           112,278          1,189
  Cost of units repurchased          (32,614)          (15,526)            (6)
                                   ---------          --------        -------
   Change in net assets from capital
    unit transactions                 31,628            96,752          1,183
                                   ---------          --------        -------
Increase (decrease) in net assets     23,064            79,169          1,238
Net assets:
  Beginning of period                 80,407             1,238             --
                                   ---------          --------        -------
  End of period                     $103,471           $80,407         $1,238
                                   =========          ========        =======

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.


(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into eleven subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has six funds available as investment options under the policies. T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust have one fund available as an investment option and MFS(R) Variable Insurance TrustSM has two funds available as an investment option. Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance TrustSM.

     OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable Account Charges

     Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions

     The cost of shares purchased, including reinvestment of dividend distributions, during the year ended December 31, 2001, was as follows:


Money Market Fund........................................... $7,505,304
Bond Fund...................................................  2,940,557
Global Governments Series++.................................     52,888
High Income Fund............................................    390,471
Balanced Fund...............................................  9,699,523
Growth and Income Stock Fund................................  9,637,895
Capital Appreciation Stock Fund............................. 12,456,979
Mid-Cap Stock Fund..........................................  1,197,580
Emerging Growth Series+.....................................  2,722,930
International Stock Portfolio...............................    893,240
Developing Markets Fund.....................................     47,483

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.


(5)  Unit Activity from Policy Transactions
     Transactions in units of each subaccount of the Account for the years ended December 31, 2001, 2000 and 1999, were as follows:

                                     Money                                               Global                     High
                                    Market                      Bond                   Governments                 Income
                                  Subaccount                 Subaccount               Subaccount++               Subaccount
                              -------------------        -------------------       -------------------       -------------------
                               Type 1     Type 2         Type 1     Type 2          Type 1     Type 2         Type 1*    Type 2
Outstanding at
  December 31, 1998           187,877         --         130,013         --         59,926         --                        --
Sold                          263,945         --          42,671        107         18,188        106                       107
Repurchased                  (231,067)        --         (33,099)        --        (26,138)        --                        --
                             --------   --------         -------    -------      ---------    -------                   -------
Outstanding at
  December 31, 1999           220,755         --         139,585        107         51,976        106                       107
Sold                          450,205    426,805          29,408     14,555          5,954      1,239                    11,254
Repurchased                  (484,331)  (103,011)        (33,816)      (519)        (8,011)      (145)                     (662)
                             --------   --------         -------    -------      ---------    -------                   -------
Outstanding at
  December 31, 2000           186,629    323,794         135,177     14,143         49,919      1,200                    10,699
Sold                          136,762    469,259          62,927     94,778          3,805        465                    40,755
Repurchased                  (143,768)  (264,347)        (17,092)   (14,107)        (3,959)      (428)                   (3,640)
                             --------   --------         -------    -------      ---------    -------                   -------
Outstanding at
  December 31, 2001           179,623    528,706         181,012     94,814         49,765      1,237                    47,814
                             ========   ========         =======    =======      =========    =======                   =======

                                                                                         Capital
                                                             Growth and               Appreciation                 Mid-Cap
                                   Balanced                 Income Stock                  Stock                     Stock
                                  Subaccount                 Subaccount                Subaccount                Subaccount
                              -------------------        -------------------       -------------------       -------------------
                               Type 1     Type 2         Type 1     Type 2          Type 1     Type 2         Type 1*    Type 2
Outstanding at
  December 31, 1998         1,581,036         --       1,207,005         --      1,296,981         --                        --
Sold                          318,708      8,386         221,525      4,044        287,074      1,509                       447
Repurchased                  (305,776)      (116)       (181,747)       (65)      (250,228)       (28)                       (8)
                             --------   --------        --------    -------       --------   --------                   -------
Outstanding at
  December 31, 1999         1,593,968      8,270       1,246,783      3,979      1,333,827      1,481                       439
Sold                          200,206    209,955         172,603    341,335        344,611    185,309                    60,291
Repurchased                  (275,458)   (15,746)       (179,232)   (22,674)      (215,716)   (13,334)                   (4,447)
                             --------   --------        --------    -------       --------   --------                   -------
Outstanding at
  December 31, 2000         1,518,716    202,479       1,240,154    322,640      1,462,722    173,456                    56,283
Sold                          150,739    297,142         137,918    543,256        207,926    398,188                   109,177
Repurchased                  (200,221)   (53,163)       (168,230)  (230,953)      (211,918)  (116,040)                  (30,768)
                             --------   --------        --------    -------       --------   --------                   -------
Outstanding at
  December 31, 2001         1,469,234    446,458       1,209,842    634,943      1,458,730    455,604                   134,692
                             ========   ========        ========    =======       ========   ========                   =======

                                   Emerging                 International              Developing
                                    Growth                      Stock                    Markets
                                  Subaccount+                Subaccount                Subaccount
                              -------------------        -------------------      --------------------
                               Type 1     Type 2         Type 1     Type 2          Type 1*    Type 2
Outstanding at
  December 31, 1998           433,141         --         411,250         --                        --
Sold                          214,540        466         125,998        504                       118
Repurchased                  (111,422)       (12)        (90,747)        (7)                       --
                             --------   --------        --------    -------                   -------
Outstanding at
  December 31, 1999           536,259        454         446,501        497                       118
Sold                          243,927    131,762         206,728     57,534                    13,165
Repurchased                  (121,459)   (10,851)        (79,979)    (6,421)                   (1,946)
                             --------   --------        --------    -------                   -------
Outstanding at
  December 31, 2000           658,727    121,365         573,250     51,610                    11,337
Sold                          120,629    196,949          86,917     66,348                     9,644
Repurchased                  (114,019)   (65,447)        (94,944)   (29,809)                   (4,965)
                             --------   --------         -------    -------                   -------
Outstanding at
  December 31, 2001           665,337    252,867         565,223     88,149                    16,016
                             ========   ========         =======    =======                   =======

*This fund not available in this product type.

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                                           MONEY MARKET SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Unit Value:                   Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $21.00   $10.50         $19.99   $10.00         $19.24   $10.00           $18.47        $17.73

  End of period                21.60    10.80          21.00    10.50          19.99    10.00            19.24         18.47

Net Assets at end of
  period (000s)               3,880    5,710

Units outstanding at
  end of period (000s)          180      529            187      324            221        0               188          142

Total return1                   2.9%     2.9%           5.1%     5.0%           3.9%     0.0%***          4.2%          4.1%

Investment income ratio2        3.61%    3.61%

Expense ratio3                  0.90%    0.90%


                                                               BOND SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $29.76   $10.72         $27.77   $10.00         $27.82   $10.00           $26.43       $24.82
  End of period                31.94    11.51          29.76    10.72          27.77    10.00            27.82        26.43
Net Assets at end of
  period (000s)               5,782    1,091

Units outstanding at
  end of period (000s)          181       95            135       14            140      0.1               130          115

Total return1                   7.3%     7.4%           7.2%     7.2%          (0.2%)    0.0%***          5.3%          6.5%

Investment income ratio2        6.22%    6.22%

Expense ratio3                  0.90%    0.90%


                                                       GLOBAL GOVERNMENTS SUBACCOUNT++

                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $12.36   $10.39         $11.89   $10.00         $12.31   $10.00           $11.51       $11.74

  End of period                12.83    10.79          12.36    10.39          11.89    10.00            12.31        11.51

Net Assets at end of
  period (000s)                 639       13

Units outstanding at
  end of period (000s)           50        1             50        1             52      0.1                60           63

Total return1                   3.8%     3.8%           4.0%     3.9%          (3.4%)    0.0%***          6.9%         (2.0%)

Investment income ratio2        3.72%    3.72%

Expense ratio3                  0.90%    0.90%


                                                           HIGH INCOME SUBACCOUNT
                                   2001                    2000                    1999                 1998**        1997**
                             -----------------       -----------------       -----------------          ------        ------
Net asset value:              Type 1*  Type 2         Type 1*  Type 2         Type 1* Type 2**
  Beginning of period                  $9.56                  $10.03                  $10.00

  End of period                         9.66                    9.56                   10.03

Net Assets at end of
  period (000s)                          462

Units outstanding at
  end of period (000s)                    48                      11                     0.1

Total return1                            1.0%                   (4.7%)                   0.3%***

Investment income ratio2                 6.02%

Expense ratio3                           0.90%


                                                             BALANCED SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $50.80   $10.39         $49.35   $10.09         $43.49   $10.00           $38.69       $33.40

  End of period                48.80     9.98          50.80    10.39          49.35    10.09            43.49        38.69

Net Assets at end of
  period (000s)              71,695    4,456

Units outstanding at
  end of period (000s)        1,469      446          1,519      202          1,594        8             1,581        1,569

Total return1                  (3.9%)   (3.9%)          2.9%     3.0%          13.5%     0.9%***         12.4%         15.8%

Investment income ratio2        2.99%    2.99%

Expense ratio3                  0.90%    0.90%


                                                     GROWTH AND INCOME STOCK SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**

  Beginning of period         $81.96   $10.07         $82.04   $10.08         $70.17   $10.00           $60.02       $46.07

  End of period                72.53     8.91          81.96    10.07          82.04    10.08            70.17        60.02
Net Assets at end of
  period (000s)              87,752    5,657

Units outstanding at
  end of period (000s)        1,210      635          1,240      323          1,247        4             1,207        1,155

Total return1                 (11.5%)  (11.5%)         (0.1%)   (0.1%)         16.9%     0.8%***         16.9%         30.3%

Investment income ratio2        1.07%    1.07%

Expense ratio3                  0.90%    0.90%


                                                    CAPITAL APPRECIATION STOCK SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $32.70   $10.73         $31.64   $10.38         $25.49   $10.00           $21.27       $16.31

  End of period                29.45     9.66          32.70    10.73          31.64    10.38            25.49        21.27

Net Assets at end of
  period (000s)              42,957    4,401

Units outstanding at
  end of period (000s)        1,459      456          1,463      173          1,334        1             1,297        1,192

Total return1                  (9.9%)  (10.0%)          3.4%     3.4%          24.1%     3.8%***         19.9%         30.4%

Investment income ratio2        0.10%    0.10%

Expense ratio3                  0.90%    0.90%


                                                          MID-CAP STOCK SUBACCOUNT
                                   2001                    2000                    1999                 1998**        1997**
                             -----------------       -----------------       -----------------          ------        ------
Net asset value:              Type 1*  Type 2         Type 1*  Type 2         Type 1* Type 2**
  Beginning of period                 $12.76                  $10.39                  $10.00

  End of period                        14.05                   12.76                   10.39

Net Assets at end of
  period (000s)                        1,893

Units outstanding at
  end of period (000s)                   135                      56                     0.4

Total return1                           10.1%                   22.8%                    3.9%***

Investment income ratio2                 1.07%

Expense ratio3                           0.90%


                                                         EMERGING GROWTH SUBACCOUNT+

                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**

  Beginning of period         $22.67    $9.92         $28.46   $12.47         $16.24   $10.00           $12.21       $10.11

  End of period                14.94     6.54          22.67     9.92          28.46    12.47            16.24        12.21

Net Assets at end of
  period (000s)               9,938    1,654

Units outstanding at
  end of period (000s)          665      253            659      121            536      0.5               433          332

Total return1                 (34.1%)  (34.1%)%       (20.3%)  (20.4%)         75.2%    24.7%***         33.0%         20.8%

Investment income ratio2        0.00%    0.00%

Expense ratio3                  0.90%    0.90%


                                                       INTERNATIONAL STOCK SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**

  Beginning of period         $15.24    $9.22         $18.71   $11.33         $14.16   $10.00           $12.33       $12.07

  End of period                11.74     7.11          15.24     9.22          18.71    11.33            14.16        12.33

Net Assets at end of
  period (000s)               6,638      627

Units outstanding at
  end of period (000s)          565       88            573       52            447      0.5               411          361

Total return1                 (23.0%)  (22.9%)        (18.5%)  (18.6%)         32.1%    13.3%***         14.8%          2.2%

Investment income ratio2        1.98%    1.98%

Expense ratio3                  0.90%    0.90%

                                                        DEVELOPING MARKETS SUBACCOUNT
                                   2001                    2000                    1999                 1998**        1997**
                             -----------------       -----------------       -----------------          ------        ------
Net asset value:              Type 1*  Type 2         Type 1*  Type 2         Type 1* Type 2**

  Beginning of period                  $7.09                  $10.53                  $10.00

  End of period                         6.46                    7.09                   10.53

Net Assets at end of
  period (000s)                          103

Units outstanding at
  end of period (000s)                    16                      11                     0.1

Total return1                           (8.9%)                 (32.7%)                   5.3%***

Investment income ratio2                 0.85%

Expense ratio3                           0.90%

*This fund not available in this product type.

**The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

***Not annualized.


+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.


1These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

2These amounts represent dividend income, excluding capital gain distributions, received by the subaccount from the underlying mutual fund divided by the average net assets. These ratios exclude adverse mortality and expense charges that result in direct reductions in the unit values. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

3These ratios represent the annualized contract expenses of the separate account, consisting of adverse mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Other charges made directly to contract owner accounts and expenses of the underlying fund are excluded.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                        Report of Independent Accountants


To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Bond, Global Governments, High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Emerging Growth, International Stock and Developing Markets Subaccounts) as of December 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 8, 2002

                           CUNA Mutual Life Insurance
                                     Company
                   Report on Audits of Financial Statements -
                                 Statutory Basis
              For the Years Ended December 31, 2001, 2000 and 1999

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 2000 and 1999 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, are material, as described in Note 2. The effects of such variances on the 2001 financial statements, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Schedule of Selected Financial Data, Summary Investment Schedule and Supplemental Investment Risks Interrogatories (collectively "Supplemental Schedules") as of December 31, 2001 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the Supplemental Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2001 and for the year then ended. The Supplemental Schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 2 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners Accounting Practices and Procedures Manual (effective January 1,
2001) as required by the Iowa Department of Commerce, Insurance Division. The effect of adoption is recorded as an adjustment to policyholders' surplus as of January 1, 2001.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 19, 2002

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2001 and 2000
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2001                         2000
--------------------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                       $  1,514,050                $ 1,412,213
  Unaffiliated stocks- Preferred                                                   -                          4
                        - Common                                              98,623                    133,123
  Investments in subsidiaries and affiliates                                  16,703                     14,562
  Mortgage loans on real estate                                              306,902                    340,825
  Real estate occupied by the Company - at cost, less
    accumulated depreciation (2001 - $11,435 ; 2000 - $11,044)                 5,344                      5,506
  Real estate held for the production of income - at cost, less
    accumulated depreciation (2001 -  $22,424; 2000 - $24,939)                45,994                     58,306
  Policy loans                                                               101,275                    103,054
  Other invested assets                                                       19,461                     19,780
  Receivable for securities                                                    3,164                      6,332
  Cash and short-term investments                                             38,329                     48,715
--------------------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,149,845                  2,142,420

Premiums receivable                                                           20,148                     17,984
Accrued investment income                                                     24,779                     25,537
Electronic data processing equipment at cost, less
  accumulated depreciation (2001 - $6,554 ; 2000 - $5,792)                     1,703                      2,367
Receivable from affiliates                                                     9,640                     12,901
Federal income taxes (including deferred income taxes)                        13,942                          -
Other assets                                                                   6,599                      1,680
Assets held in separate accounts                                           3,159,695                  2,935,817
--------------------------------------------------------------------------------------------------------------------------

Total admitted assets                                             $        5,386,351             $    5,138,706
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2001                         2000
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                         $        1,625,718            $     1,613,466
     Accident and health contracts                                            17,413                     15,543
Liability for deposit-type contracts                                         252,911                    243,639
  Policy and contract claims                                                  17,135                     11,808
  Other policyholders' funds:
     Dividends payable to policyholders                                       26,730                     25,919
     Premiums received in advance                                                959                        687
  Payable to affiliates                                                       20,140                     17,305
  Amounts held for others                                                     21,215                     19,647
  Commissions, expenses, taxes, licenses and fees accrued                     24,852                     19,000
  Asset valuation reserve                                                     50,364                     64,506
  Loss contingency reserve for investments                                         -                      6,940
  Federal income taxes due and accrued                                        16,399                     16,392
  Note payable                                                                 1,291                      1,300
  Payable for securities                                                           -                      4,787
  Other liabilities                                                            4,791                        918
  Liabilities held in separate accounts                                    3,081,684                  2,857,907
--------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                          5,161,602                  4,919,764
--------------------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         224,749                    218,942
--------------------------------------------------------------------------------------------------------------------------

Total surplus                                                                224,749                    218,942
--------------------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                     $        5,386,351            $     5,138,706
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                                                                          2001           2000               1999
--------------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                  $         730,687   $     789,859    $      769,932
    Accident and health contracts                                          37,061          27,553            21,892
    Supplementary contracts and dividend accumulations                      6,378          40,767            38,294
  Net investment income                                                   143,863         144,656           148,915
  Reinsurance commissions                                                  10,113           9,237             8,661
  Separate accounts income and fees                                        30,516          29,088            22,723
  Other income                                                              7,303           8,138             6,362
--------------------------------------------------------------------------------------------------------------------------

Total income                                                              965,921       1,049,298         1,016,779
--------------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              183,351         228,442           224,978
  Surrender benefits                                                      265,345         250,527           207,924
  Interest on deposit-type contracts                                       15,989               -                 -
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                                    -          44,756            41,862
  Other benefits to policyholders and beneficiaries                        22,463          20,722            20,494
  Increase (decrease) in policy reserves - life and annuity
    contracts and accident and health insurance                            14,087        (36,817)          (21,727)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                     -           4,536             6,271
  Other expenses                                                            (836)             939               902
  General insurance expenses                                               79,431          66,950            64,451
  Insurance taxes, licenses, fees and commissions                          58,361          64,754            59,186
  Net transfers to separate accounts                                      290,787         365,538           367,835
--------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                               928,978       1,010,347           972,176
--------------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 36,943          38,951            44,603
Dividends to policyholders                                                 26,628          25,793            25,107
--------------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   10,315          13,158            19,496
Federal income taxes                                                        3,071           6,762             7,802
--------------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           7,244           6,396            11,694
Net realized capital gains (losses), net of federal income taxes of
     $3,202 in 2001, $(3,252) in 2000 and $4,273 in 1999 and
     interest maintenance reserve transfers of $3,470 in 2001,
     $(6,579) in 2000 and $(1,054) in 1999                                  1,670           (616)             7,099
--------------------------------------------------------------------------------------------------------------------------

Net income                                                      $           8,914   $       5,780    $       18,793
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                                                                          2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                           $  218,942     $   222,502       $   205,757
--------------------------------------------------------------------------------------------------------------------------

Additions (deductions):
  Net income                                                                8,914           5,780            18,793
  Change in unrealized gains (losses) on investments:
     Affiliated                                                             2,140           3,256             3,021
     Unaffiliated                                                        (15,165)         (3,927)             2,548
  Change in asset valuation reserve                                        14,142         (7,744)           (8,367)
  Change in net deferred income tax                                         (820)               -                 -
  Change in nonadmitted assets                                           (10,738)         (3,287)               749
  Change in surplus of separate accounts                                     (46)           9,397                76
  Change in separate account seed money                                         -         (9,891)              (77)
  Change in reserve due to change in valuation basis                          233               -                 -
  Change in loss contingency reserve for investments                            -         (1,140)                 -
  Cumulative effect of changes in accounting principles                     7,146           3,994                 -
  Other, net                                                                    1               2                 2
--------------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                  5,807         (3,560)            16,745
--------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                 $  224,749   $     218,942    $      222,502
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)
--------------------------------------------------------------------------------------------------------------------------
                                                                         2001               2000             1999
--------------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                  $         729,337   $     787,831    $      767,942
    Accident and health contracts                                          36,813          27,567            22,298
    Supplementary contracts and dividend accumulations                      6,378          40,767            38,294
  Net investment income received                                          148,788         146,819           154,266
  Reinsurance commissions                                                  10,113           9,237             8,661
  Separate accounts income and fees                                        28,595          28,847            22,712
  Other income                                                              8,429           7,991             5,282
--------------------------------------------------------------------------------------------------------------------------

Total provided from operations                                            968,453       1,049,059         1,019,455
--------------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 58,906          56,768            50,226
  Surrender benefits                                                      265,345         250,527           207,924
  Other benefits to policyholders paid                                    154,806         235,842           236,415
  Commissions, other expenses and taxes paid, excluding federal
   income taxes                                                           134,282         128,127           119,767
  Dividends paid to policyholders                                          25,818          25,116            24,380
  Federal income taxes paid                                                 6,266           3,000             1,194
  Net transfers to separate accounts                                       88,305         373,669           378,471
  Interest paid on defined benefit plans                                      917             924               902
  Other                                                                         -          10,000                77
--------------------------------------------------------------------------------------------------------------------------

Total used in operations                                                  934,645       1,083,973         1,019,356
--------------------------------------------------------------------------------------------------------------------------

Net cash provided from (used in) operations                                33,808        (34,914)                99
--------------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds and notes                                                       589,751         967,131           826,675
    Stocks                                                                 62,469          20,464            37,955
    Mortgage loans on real estate                                          32,971          36,355            29,034
    Real estate                                                             7,352             565             6,427
    Other invested assets                                                     278           1,138             1,091
    Net loss on cash and short-term investments                             (317)           (124)                 -
    Miscellaneous proceeds                                                      -           1,427                 -
--------------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                                 692,504       1,026,956           901,182
--------------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       694,297         883,013           819,514
    Stocks                                                                 39,828          79,941            26,969
    Mortgage loans on real estate                                             600          56,498            48,571
    Investment real estate                                                  3,133           3,850             5,471
    Other cash used                                                         3,456           5,602             3,165
--------------------------------------------------------------------------------------------------------------------------

Total investments acquired                                                741,314       1,028,904           903,690
 Decrease (increase) in policy loans and premium notes                    (1,779)           1,223               262
--------------------------------------------------------------------------------------------------------------------------

Net cash used in investments                                             (47,031)         (3,171)           (2,770)
--------------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:
     Other cash provided (applied), net                                     2,837           (718)            15,449
--------------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (10,386)        (38,803)            12,778
Cash and short-term investments at beginning of year                       48,715          87,518            74,740
--------------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                  $          38,329   $      48,715    $       87,518
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2001 and 2000
--------------------------------------------------------------------------------

(1)      Nature of Business

          CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. CMIA Wisconsin, Inc. owns 100% of League Insurance Agency, Inc.

          The Company is authorized to sell insurance in the District of Columbia and all states except New York. No jurisdiction has a significant concentration of business.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains (losses) on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP which are based on reasonably conservative estimates of mortality, interest, expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities, if any, are carried on the statutory financial statements at their amortized cost versus at the estimated fair value of the contract;

                  Prior to 2001, deferred federal income taxes were not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities; beginning in 2001, deferred taxes are provided but are subject to certain limitations;

                  "Nonadmitted assets" (principally, deferred income taxes in 2001, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition of gains and losses;

                  Prior to 2001, reserves established for potential bond and mortgage loan defaults or real estate impairments were recorded as liabilities by direct charges to unassigned surplus;

                  Prior to 2001, pension cost was equal to the amount to be funded in accordance with accepted actuarial cost methods. Beginning in 2001, pension costs are recognized on an accrual basis excluding non-vested benefits. Non-vested postretirement benefits are also not recognized;

                  Dividends payable are established for amounts in excess of the amount earned on the balance sheet date;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on certain investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         Reconciliations of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31, 2000 and 1999 are as follows (000s omitted):

         ====================================================== =================== ===================== ================

                                                                                            2000               1999
         ------------------------------------------------------ ------------------- --------------------- ----------------
                                                                                                              Revised
                              Net income
         Statutory net income                                                             $   5,781             $  18,793
         Adjustments:
              Federal income taxes                                                           (5,286)                  885
              Deferred policy acquisition costs                                              19,772                10,637
              Insurance reserves                                                             (3,473)               (7,733)
              Investments                                                                    (9,947)                  822
              Pension benefits                                                                   38                  (256)
              Other                                                                           6,538                 4,593
         ------------------------------------------------------ ------------------- --------------------- ----------------

         GAAP net income                                                                  $  13,423             $  27,741
         ====================================================== =================== ===================== ================

         ====================================================== =================== ===================== ================

                                                                                            2000               1999
         ------------------------------------------------------ ------------------- --------------------- ----------------
                                Surplus                                                                       Revised
                                -------

         Statutory surplus                                                                 $218,942              $222,502
         Adjustments:
              Federal income taxes                                                           (5,987)                9,840
              Deferred policy acquisition costs                                             216,917               210,737
              Insurance reserves                                                            (96,177)             (101,429)
              Investments                                                                    64,814                14,552
              Employee benefits                                                             (20,636)              (19,996)
              Dividends payable to policyholders                                             12,930                12,595
              Unearned revenues                                                             (45,621)              (51,013)
              Other                                                                          (8,181)                6,215
         ------------------------------------------------------ ------------------- --------------------- ----------------

         GAAP surplus                                                                      $337,001              $304,003
         ====================================================== =================== ===================== ================

         The effects of these variances on net income and surplus at December 31, 2001, although not determined as of this date, are presumed to be material.

                  Investments

         Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC).

o          Bonds and notes are generally stated at amortized cost.
           Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.
o          Preferred stocks are stated at cost.
o The Company's investments in subsidiaries primarily supporting the Company's operations are stated at the Company's share of the underlying net equity of the investment, adjusted for assets which are nonadmitted for statutory accounting. The common stock of an affiliate that has significant ongoing operations, other than holding assets primarily for the benefit of the Company, is stated at its audited GAAP equity. Changes in carrying amounts are reported directly in unassigned surplus.
o Mortgage loans on real estate are carried at the aggregate unpaid principal balance.
o          Unaffiliated common stocks are stated at market value.
o Real estate acquired in satisfaction of debt and held for the production of income is carried at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure, net of accumulated depreciation, less adjustments for other than temporary impairments, which are reflected as adjustments in the cost basis. Real estate occupied by the Company is carried at depreciated cost.
o Short-term investments are reported at amortized cost, which approximates market value.
o Investments in limited partnerships are included in other invested assets and are carried at their GAAP equity basis.
o          Policy loans are stated at their unpaid principal balances.

         Investment income is recognized as earned. Investment income includes amortization of premiums and accretion of discounts on an effective-yield basis. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. Charges for other than temporary declines in net realizable value are recognized in net realized capital gains and losses and the costs of the investments are reduced to their estimated fair values. Unrealized investment gains and losses are included in unassigned surplus, net of deferred income taxes.

                  Cash and Short-term Investments

         Cash and short-term investments includes cash on hand, deposits in financial institutions, and money market mutual funds, and certificates of deposit and short-term investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         The Company uses the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table with interest rates of 3.5% to 5.5% for policies issued after 1987. For older policies, reserves were recorded using the 1958 C.S.O. table with interest rate assumptions ranging from 2.5% to 5.0%, the American Experience table with 2.5% to 4% interest, and the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method (CARVM) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Interest rate assumptions range from 2.5% to 10.0%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Deposits received on certain annuity contracts are credited directly to a liability account in 2001. In 2000 and prior years such deposits were recorded as revenue with a corresponding offset to benefits.

                  Income Tax

         Effective January 1, 2001 the Company adopted the required methodology of Statement of Statutory Accounting Principles (SSAP) No. 10, Accounting for Income Taxes. SSAP No. 10 requires that deferred income taxes are recognized, subject to an admissibility test, representing the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. The expected tax effects are computed at the current federal tax rates.

         Deferred income taxes are not provided for in the 2000 financial statements.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to unassigned surplus.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. For 2000, the Company recorded pension expense equal to the amount funded. For 2001, pension expense is recognized on an accrual basis excluding non-vested benefits.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. Periodic net pension expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses and the transition asset. Costs related to non-vested pension benefits are not recorded and prepaid expenses must be treated as nonadmitted;

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities, if any, are stated at their amortized cost and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value, with the exception of assets supporting certain funding agreements, which are held at amortized cost. Separate account liabilities are accounted for in a manner similar to other policy reserves.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets other than those supporting funding agreements are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and policy and claim reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts effective January 1, 2000. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to policyholders' surplus. The effect of the change on 2000 net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC developed a codification of Statements of Statutory Accounting Principles (SSAPs) which was adopted by the Insurance Department and made effective January 1, 2001. Accounting changes adopted to conform to the SSAPs have been reported as a cumulative effect adjustment to policyholders' surplus on the effective date. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively to all prior periods. The change in accounting principle resulted in an increase to unassigned surplus of $7,146,000. The most significant adjustments included net deferred tax assets of $14,000,000, increased liabilities for pensions and other employee benefits of $2,398,000, nonadmitted receivables of approximately $2,981,000 and various investment adjustments decreasing surplus by $995,000.

         Prescribed statutory accounting practices include the NAIC SSAPs, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. In general, Iowa's insurance regulations prescribe that assets held in separate accounts must be reflected at fair value. During 2001, the Company received written approval from the Insurance Department to record fixed maturity securities which support certain funding agreements at their amortized cost in the separate accounts. Policyholders' surplus is $734,000 lower as of December 31, 2001 as a result of this permitted practice.

                  Reclassifications

         Certain amounts in the 2000 statutory financial statements have been reclassified to conform with the 2001 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in bonds and notes as of December 31, 2001 and 2000, are as follows (000s omitted):

         ============================================ =============== =============================== ===============

                                                        Statement            Gross Unrealized           Estimated
                      December 31, 2001                   Value           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------
         U.S. government                                  $  144,220      $   2,214      $  (3,067)      $   143,367
         All other governments                               117,655            622         (2,676)          115,601
         States, territories and
            Possessions                                       20,294            703              -            20,997
         Special revenue and special
            assessment obligations                           133,548          2,842         (1,068)          135,322
         Public utilities                                    108,075          4,587           (198)          112,464
         Industrial and miscellaneous                        990,258         34,758        (10,080)        1,014,936
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Total bonds and notes                            $1,514,050        $45,726       $(17,089)       $1,542,687
         ============================================ =============== =============== =============== ===============

         ============================================ =============== =============================== ===============

                                                        Statement            Gross Unrealized           Estimated
                      December 31, 2000                   Value           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------

         U.S. government                                 $    68,495       $  1,353    $       ( 3)     $     69,845
         All other governments                               100,351          1,208              -           101,559
         States, territories and
            Possessions                                       14,945            587              -            15,532
         Special revenue and special
            assessment obligations                           145,666          1,890            (413)         147,143
         Public utilities                                    121,632          2,548         (1,135)          123,045
         Industrial and miscellaneous                        961,124         21,998        (19,959)          963,163
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Total bonds and notes                            $1,412,213        $29,584       $(21,510)       $1,420,287
         ============================================ =============== =============== =============== ===============

         The statement value and estimated fair value of bonds and notes as of December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

         ============================================================== ====================== ======================

                                                                              Statement              Estimated
         (000s omitted)                                                         Value               Fair Value
         -------------------------------------------------------------- ---------------------- ----------------------
         Due in one year or less                                               $   115,003            $   116,600
         Due after one year through five years                                     495,407                510,269
         Due after five years through ten years                                    218,830                221,510
         Due after ten years                                                        45,628                 45,744
         -------------------------------------------------------------- ---------------------- ----------------------
         Subtotal                                                                  874,868                894,123
         Mortgage-backed and other structured securities                           639,182                648,564
         -------------------------------------------------------------- ---------------------- ----------------------

         Total bonds and notes                                                 $ 1,514,050            $ 1,542,687
         ============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $389,728,000, $803,896,000, and $574,495,000 during 2001, 2000 and 1999, respectively. Gross gains of approximately $10,701,000, $3,414,000, and $4,163,000 and gross losses of approximately $9,370,000, $16,927,000, and $6,240,000 were realized on those sales in 2001, 2000 and 1999, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

         ============================================ =============== =============================== ===============

                                                                             Gross Unrealized           Estimated
                      December 31, 2001                    Cost           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------
         Common stock                                       $103,516        $10,507       $(15,400)          $98,623
         ============================================ =============== =============================== ===============

                                                                             Gross Unrealized           Estimated
                      December 31, 2000                    Cost           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Common stock                                       $114,733        $23,349        $(4,959)         $133,123
         Preferred stock                                           4         -               -                     4
         ============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $44,912,000, $20,464,000 and $37,955,000 during 2001, 2000 and 1999 respectively. Gross gains of approximately $14,311,000, $6,257,000, and $11,792,000 and gross losses of approximately $2,145,000, $1,497,000, and $920,000 were realized on those sales in 2001, 2000, and 1999 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major market are not greater than 15% of the aggregate mortgage loan portfolio balance and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2001 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 16%.

         A loss contingency reserve of approximately $1,552,000 was provided for mortgage loans on real estate as of December 31, 2000. Upon adopting of the SSAPs in 2001 as described in Note 2, the Company eliminated the prior year reserve balance. The carrying value of the impaired mortgage loan was reduced by $1,552,000 to its expected realizable value. The Company has no other impaired loans.

                  Assets Designated

         Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Insurance Department. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The statement value of assets designated pursuant to Iowa law and other states for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

         ============================================================== ====================== ======================

                                                                                2001                   2000
         -------------------------------------------------------------- ---------------------- ----------------------
         Bonds and notes and short-term investments                             $1,420,384             $1,349,726
         Mortgage loans on real estate                                             306,902                340,825
         Policy loans                                                              101,275                103,054
         -------------------------------------------------------------- ---------------------- ----------------------

         Total assets designated                                                $1,828,561             $1,793,605
         ============================================================== ====================== ======================

                  Net Investment Income

         Sources of net investment income for the years ended December 31 are as follows (000s omitted):

         ================================================ =================== =================== ===================

                                                                 2001                2000                1999
         ------------------------------------------------ ------------------- ------------------- -------------------
         Bonds and notes                                        $104,935            $111,770            $112,788
         Stocks                                                    1,671               1,325               1,431
         Mortgage loans on real estate                            27,716              27,994              27,133
         Real estate                                              10,414               9,785               9,486
         Policy loans                                              6,783               6,905               6,609
         Other invested assets                                      (169)              2,174               2,060
         Cash and short-term investments                           2,099               4,293               4,700
         Derivative financial instruments                          2,845              (6,566)             (3,190)
         Other                                                       203                (254)                232
         ------------------------------------------------ ------------------- ------------------- -------------------
              Gross investment income                            156,497             157,426             161,249
         Less investment expenses                                 12,634              12,770              12,334
         ------------------------------------------------ ------------------- ------------------- -------------------

         Net investment income                                  $143,863            $144,656            $148,915
         ================================================ =================== =================== ===================

         Investment expenses include salaries, brokerage fees, securities custodial fees, and real estate expenses.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of approximately $722,000, $616,000, and $1,077,000 in 2001, 2000 and
         1999, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


         ====================================================== ================= ================= =================

         ------------------------------------------------------ ----------------- ----------------- -----------------
         Bonds and notes                                             $   (244)         $(13,253)          $(1,730)
         Stocks                                                        11,420             4,760            10,872
         Mortgage loans on real estate                                      -               317                 5
         Real estate                                                      589               154             1,172
         Derivative financial instruments                              (3,421)           (2,425)           -
         ------------------------------------------------------ ----------------- ----------------- -----------------
                                                                        8,344           (10,447)           10,319
         Less:
            Capital gains tax                                           3,202            (3,252)            4,273
            Transfer to interest maintenance
               reserve                                                  3,472            (6,579)           (1,053)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Net realized capital gains (losses)                          $ 1,670          $   (616)         $  7,099
         ====================================================== ================= ================= =================


                  Net Unrealized Investment Gains (Losses)


         The components of the change in net unrealized investment gains (losses) included in unassigned surplus as of December 31 are shown in the table below (000s omitted). This includes unrealized foreign exchange gains (losses). Deferred taxes on unrealized gains (losses) are provided beginning in 2001 after adoption of the SSAPs.


         ================================================================= =================== =====================

                                                                                  2001                 2000
         ----------------------------------------------------------------- ------------------- ---------------------
         Bonds and notes                                                         $   (3,764)       $   (2,094)
         Common stocks of affiliates                                                  2,140             3,257
         Commons stocks unaffilated                                                 (23,282)           (1,931)
         Other                                                                        3,366                97
         Deferred income taxes                                                        8,515                 -
         ----------------------------------------------------------------- ------------------- ---------------------

         Net unrealized investment losses                                        $  (13,025)       $     (671)
         ================================================================= =================== =====================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, foreign currency futures, interest rate swaps, total return swaps, and options.


         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities. To manage interest rate exposure in the Separate Accounts, the Company periodically invests in long interest rate futures positions to hedge the gap between receipt of deposits and investment of the funds. Also consistent with its overall risk strategy, the Company utilized short positions in foreign currency futures to manage the fair value foreign currency risk exposure to securities investments denominated in foreign currencies.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counter-party at each due date.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In 2000, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The foreign equity swap agreement terminated in February of 2001. In 2000, the Company entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. The corporate bond index swap agreement terminated in November 2001. Also consistent with its asset allocation strategy, the Company entered into a commercial mortgage backed securities swap in 2001. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one of the counter-parties at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on an exchange and have little or no counter-party risk.

        =============================================== ================= ================ =============== ===============

                      December 31, 2001                                                          Current Market or
                                                                                                     Fair Value
                        (000s omitted)                      Carrying         Notional
                                                             Value            Amount           Assets        Liabilities
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------
        Interest rate and total return swaps            $           -       $  25,000        $        -       $    254
        Financial futures                                           271        43,229                363            92
        Purchased option contracts                                3,046        12,514              1,469             -
        Written option contracts                                 (3,305)      (12,514)                -          1,567
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------

        Total derivative financial  instruments         $            12   $    68,229       $      1,832      $  1,913
        =============================================== ================= ================ ================ ==============

        =============================================== ================= ================ =============== ===============

                      December 31, 2000                                                          Current Market or
                                                                                                     Fair Value
                        (000s omitted)                      Carrying         Notional
                                                             Value            Amount           Assets        Liabilities
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------
        Interest rate and total return swaps            $         -       $    85,000        $   679          $   915
        Financial futures                                         406         104,445          1,570            1,164
        Purchased option contracts                                401           1,596            376               -
        Written option contracts                                 (438)         (1,596)             -              453
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------

        Total derivative financial instruments          $         369      $  189,445         $2,625           $2,532
        =============================================== ================= ================ ================ ==============

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):

         ================================================================== ==================== ====================
                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Cost:
            Real estate held for the production of income                             $68,418              $83,246
            Real estate occupied by the Company                                        16,779               16,549
         ------------------------------------------------------------------ -------------------- --------------------
                                                                                       85,197               99,795
         Less accumulated depreciation                                                 33,859               35,983
         ------------------------------------------------------------------ -------------------- --------------------

         Total real estate                                                            $51,338              $63,812
         ================================================================== ==================== ====================

         Real estate is being depreciated using the straight-line basis over the useful lives of the assets. A loss contingency reserve of approximately $5,086,000 at December 31, 2000, was provided for potential impairments of investment real estate. As a result of the adoption of the SSAPs, the reserve was recorded as an impairment in 2001.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2001 and 2000, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. (CMIA) and 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor.

         In 2000, the Company contributed $5,500,000 of capital to CMIA which acquired League Insurance Agency Inc., for $5,500,000, including goodwill of $4,637,000. The acquisition was accounted for as a statutory purchase. The carrying value of CMIA includes unamortized goodwill of $4,019,000 and $4,482,000 as of December 31, 2001 and 2000,
         respectively. CMIA recognized amortization expense of $463,000 in 2001 and $155,000 in 2000.

(4)      Income Tax

         The Company files a consolidated life-nonlife federal income tax return with its 100% owned subsidiaries (referenced in Note 1). The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each Company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         Income tax expense attributable to income from operations and capital gain is as follows (000s omitted):

         =============================================================== ============== == ============== == ==============

                                                                             2001              2000              1999
         --------------------------------------------------------------- -------------- -- -------------- -- --------------
         Federal income tax expense on operations                              $3,071        $  6,762          $  7,802
         Federal income tax expense (benefit) on capital
            gains (losses)                                                     (3,253)          4,273             3,202
         --------------------------------------------------------------- -------------- -- -------------- -- --------------

         Federal income tax expense                                            $6,273         $ 3,509           $12,075
         =============================================================== ============== == ============== == ==============


         The 2001 change in net deferred income tax is comprised of the following (000s omitted):

         ======================================================= =================== == ================= == ===============

                                                                      Dec. 31, 2001         Jan. 1, 2001        Change
         ------------------------------------------------------- ------------------- -- ----------------- -- --------------
         Total deferred tax assets                                     $ 53,468              $50,934            $ 2,534
         Total deferred tax liabilities                                 (20,273)             (25,434)             5,161
         ------------------------------------------------------- ------------------- -- ----------------- -- ---------------
         Net deferred tax asset                                        $ 33,195              $25,500              7,695
         ======================================================= =================== == ================= == ===============
         Tax effect of unrealized losses                                                                         (8,515)
         ------------------------------------------------------- ------------------- -- ----------------- -- ---------------

         Change in net deferred income tax                                                                     $   (820)
         ======================================================= =================== == ================= == ===============

         In 2001, the total statutory provision for income tax expense differs from the amount computed by applying the U. S. federal corporate income tax rate of 35% to income before federal income taxes, plus gross realized capital gains (losses) due to the items listed in the following reconciliation (000s omitted):

         ================================================================================== ==========================

                                                                                                  2001
         ---------------------------------------------------------------------------------- --------------------------
         Tax expense computed at federal corporate rate                                          $6,530
         Meals and entertainment                                                                    100
         Tax exempt investment income                                                            (1,185)
         Mutual life insurance company differential earnings tax                                  1,800
         Income tax benefit related to prior year                                                (3,149)
         Other                                                                                    2,997
         ---------------------------------------------------------------------------------- --------------------------

         Total statutory income taxes                                                            $7,093
         ================================================================================== ==========================

         Federal income tax expense                                                              $6,273
         Change in net deferred income taxes                                                        820
         ---------------------------------------------------------------------------------- --------------------------

         Total statutory income taxes                                                            $7,093
         ================================================================================== ==========================

         In 2000 and 1999, income tax expense attributable to operations differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before federal income taxes and net realized capital gains (losses) due to the items listed in the following reconciliation (000s omitted):

         ============================================================================ ============= ===============

                                                                                          2000           1999
         ---------------------------------------------------------------------------- ------------- ---------------
         Tax expense computed at federal corporate rate                                 $ 4,605         $ 6,824
         Tax exempt investment income                                                    (2,210)         (2,959)
         Mutual life insurance company differential earnings tax                          3,540           3,276
         Deferred policy acquisition costs                                                  884             870
         Book and tax reserve change                                                       (721)           (527)
         Income tax benefit related to prior year                                          (763)           (979)
         Other                                                                            1,427           1,297
         ---------------------------------------------------------------------------- ------------- ---------------

         Federal income tax expense on operations                                       $ 6,762         $ 7,802
         ============================================================================ ============= ===============


         The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities are as follows (000s omitted):

         ===================================================================== ==================== == ==================

                                                                                    Dec. 31,                Jan. 1,
                                                                                      2001                   2001
         --------------------------------------------------------------------- -------------------- -- ------------------
         Deferred tax assets:

         Deferred acquisition costs                                                    $ 13,987               $ 13,178
         Reserves                                                                        23,003                 22,886
         Deferred compensation                                                            6,383                  6,302
         Investments                                                                      5,757                  5,563
         Other                                                                            4,338                  3,005
         --------------------------------------------------------------------- -------------------- -- ------------------
              Total deferred tax assets                                                  53,468                 50,934
         Nonadmitted deferred tax assets                                                (19,253)               (11,500)
         --------------------------------------------------------------------- -------------------- -- ------------------
              Admitted deferred tax asset                                                34,215                 39,434
         --------------------------------------------------------------------- -------------------- -- ------------------

         ===================================================================== ==================== == ==================

                                                                                    Dec. 31,                Jan. 1,
                                                                                      2001                   2001
         --------------------------------------------------------------------- -------------------- -- ------------------
         Deferred tax liabilities:

         Reserves                                                                        (4,454)                 (4,412)
         Investments                                                                     (5,511)                 (5,239)
         Uncollected premium                                                             (6,758)                 (6,112)
         Other                                                                             (965)                   (155)
         Unrealized gains                                                                (2,585)                 (9,516)
         --------------------------------------------------------------------- -------------------- -- ------------------
              Total deferred tax liabilities                                            (20,273)                (25,434)
         --------------------------------------------------------------------- -------------------- -- ------------------

         Net admitted deferred tax asset                                               $ 13,942                $ 14,000
         ===================================================================== ==================== == ==================

         There are no known deferred tax liabilities not recognized.

         Income taxes incurred that are available for recoupment in the event of future losses are $6,273,000 and $2,582,000 in 2001 and 2000, respectively.

 (5)     Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims and benefit expenses incurred are as follows (000s omitted):

         ====================================================== ================= ================= =================

                                                                      2001              2000              1999
         ------------------------------------------------------ ----------------- ----------------- -----------------
         Premium income:
            Direct                                                   $723,524          $780,251          $760,553
            Assumed from affiliates                                    80,293            67,405            56,846
            Ceded to affiliates                                       (29,288)          (24,368)          (20,875)
            Ceded to nonaffiliates                                     (6,781)           (5,876)           (4,700)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Premium income, net of reinsurance                          $767,748          $817,412          $791,824
         ====================================================== ================= ================= =================

         ====================================================== ================= ================= =================

                                                                      2001              2000              1999
         ------------------------------------------------------ ----------------- ----------------- -----------------
         Benefit and surrender expenses:
            Direct                                                   $502,800          $576,117          $521,283
            Assumed from affiliates                                    25,524            21,508            17,977
            Ceded to affiliates                                       (54,610)          (65,585)          (57,884)
            Ceded to nonaffiliates                                     (2,555)           (1,498)             (677)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Benefit and surrender expenses, net of reinsurance          $471,159          $530,542          $480,699
         ====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of $437,845,000 and $438,286,000 at December 31, 2001 and 2000,
         respectively.

(6)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

         ================================================================== ==================== ====================

                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Balance as of January 1, net of reinsurance recoverables of
             $1,098 and $1,018                                                          $9,588               $8,735
         ------------------------------------------------------------------ -------------------- --------------------
         Incurred related to:
                  Current year                                                          11,949               11,166
                  Prior year                                                            (2,065)              (2,534)
         ------------------------------------------------------------------ -------------------- --------------------
                  Total incurred                                                         9,884                8,632
         ------------------------------------------------------------------ -------------------- --------------------

         Paid related to:
                  Current year                                                           4,091                4,902
                  Prior years                                                            3,387                2,877
         ------------------------------------------------------------------ -------------------- --------------------
                  Total paid                                                             7,478                7,779
         ------------------------------------------------------------------ -------------------- --------------------

         Balance as of December 31, net of reinsurance recoverables of
             $1,210 and $1,098                                                         $11,994               $9,588
         ================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,065,000 in 2001 and $2,534,000 in 2000 due to experience improvements as determined by the actuarial analyses of claim reserves.

(7)      Related Party Transactions

         The Company and CUNA Mutual Insurance Society (CMIS), entered into an agreement of permanent affiliation (the Agreement) effective beginning in 1990. The terms of the Agreement include a provision for reinsurance of each company's individual life and health business; joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market; and a provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CMIS and vice versa. These expenditures are periodically reimbursed.

         CMLIC allocated expenses of approximately $58,397,000 in 2001, $43,564,000 in 2000, and $31,048,000 in 1999 to CMIS and its
         affiliates. CMIS and its affiliates allocated expenses to the Company of approximately $80,309,000 in 2001, $61,000,000 in 2000, and
         $41,864,000 in 1999.

         The Company allocates expenses to its subsidiaries and affiliates. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled monthly.

         The Company has a note receivable due from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS. The statement value of the note was $1,082,000 and $2,100,000 at 2001 and 2000, respectively, and is included in other invested assets. The Company recognized interest income of $(347,000) in 2001, $(186,000) in 2000, and $33,000 in 1999 relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $1,757,000, $2,702,000, and $2,350,000 for 2001, 2000 and 1999,
         respectively.

 (8)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):

         ================================================================== ==================== ====================

                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Subject to discretionary withdrawal:
            With market value adjustment                                            $1,089,542           $1,046,930
            At book value less surrender charge of 5% or more                          138,541              178,991
            At market value                                                          1,874,406            1,891,902
            At book value, with minimal or no charge
              adjustment                                                               663,635              660,313
         Not subject to discretionary withdrawal                                        55,825               50,966
         ------------------------------------------------------------------ -------------------- --------------------
                                                                                     3,821,949            3,829,102
         Reinsurance ceded                                                             350,106              356,472
         ------------------------------------------------------------------ -------------------- --------------------

         Total annuity reserves                                                     $3,471,843           $3,472,630
         ================================================================== ==================== ====================

(9)      Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2001, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(10)     Commitments and Contingencies

         The Company participates in a securities lending program to earn fee income. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2001 and 2000, the amortized cost of securities loaned by the Company totaled approximately $68,708,000 and $37,834,000, respectively. The loaned securities remain on the Company's balance sheet.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2001 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

         The Company has established a liability of $1,000,000 in 2001 and 2000 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $700,000 in 2001. Recoveries of assessments from premium taxes are generally made over a five-year period.

         The Company contracts for long-term leases, primarily for office space. At December 31, 2001, the Company was committed under non-cancelable leases with minimum rentals of approximately $2,352,000, of which $757,000 is due in 2002, $533,000 in 2003, $388,000 in 2004, $337,000
         in 2005, and $338,000 in 2006 and years thereafter. Rental expense included in the Company's operations, excluding rent expense applicable to its own buildings, amounted to approximately $1,102,000, $974,000, and $1,259,000 in 2001, 2000, and 1999, respectively.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

 (11)    Benefit Plans

         Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. Effective in 2001, pension expense is recognized on an accrual basis, excluding non-vested benefits. Prior to 2001, the Company record pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost were not reflected in the statutory financial statements. Substantially all benefit plan assets are invested in the Ultra Series Fund, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The cost of post-retirement benefits other than pensions is recognized by the Company during vested employees' active working careers.

         The following table summarizes the benefit obligations, the fair value of plan assets, and the funded status of the plans at December 31, 2001 (000s omitted):

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ----------------------------------------------------------------------------------------------------------
         Reconciliation of benefit obligation:

         Obligation at January 1                                                      $  59,138         $12,067
         Service cost                                                                     2,808           1,457
         Interest cost                                                                    4,076             828
         Actuarial loss                                                                   7,106           1,681
         Benefit payments                                                                (1,985)           (596)
         Plan amendments and other                                                           81           3,132
         ----------------------------------------------------------------------------------------------------------

         Obligation at December 31                                                    $  71,224         $18,569
         ==========================================================================================================

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ==========================================================================================================
         Reconciliation of fair value of plan assets:

         Fair value of plan assets at January 1                                       $  66,064       $       -
         Actual loss on plan assets                                                      (3,075)              -
         Employer contributions                                                           2,317             596
         Benefit payments                                                                (1,985)           (596)
         ----------------------------------------------------------------------------------------------------------

         Fair value of plan assets at December 31                                     $  63,321       $       -
         ==========================================================================================================

         Funded status:

         Funded  status at  December 31                                             $    (7,903)      $ (18,569)
         Unamortized prior service cost                                                   3,132              81
         Unrecognized loss                                                               15,068           4,479
         Unrecognized net transition liability (asset)                                   (4,929)          1,199
         ----------------------------------------------------------------------------------------------------------

         Accrued benefit asset (liability)                                          $     2,317     $    (9,759)
         ==========================================================================================================

         The accrued benefit asset for pension plans is nonadmitted.

         Benefit obligation of non-vested employees                                 $     2,633        $ 12,588
         ==========================================================================================================

                                                                                         2001           2001
         ----------------------------------------------------------------------------------------------------------
         Components of net periodic pension benefit cost:

         Service cost                                                                $    2,808       $   1,457
         Interest cost                                                                    4,076             828
         Actual loss on plan assets                                                       3,075              -
         Amortization of net unrecognized gain                                               -              504
         Amortization of prior service cost                                                  -                9
         Asset loss                                                                      (7,962)             -
         Amortization of net unrecognized
           transition obligation (asset)                                                 (1,997)            133
         ----------------------------------------------------------------------------------------------------------

         Net periodic pension benefit cost                                          $       -        $    2,931
         ==========================================================================================================

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ==========================================================================================================
         Weighted average assumptions as of December 31:
         Discount rate                                                                    6.5%           6.5%
         Rate of compensation increase                                                    5.0%           5.0%
         Expected long-term rate of return on plan assets                                 7.5%           8.0%

         =========================================================================== =============== ==============

         For measurement purposes, a 12.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 4.5% for 2023 and remain at that level thereafter.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (or decrease) the accumulated other post-retirement benefit obligation as of December 31, 2001 by $2,123,000 (or $1,786,000) and the annual net periodic other post-retirement benefit cost for the year then ended by $288,000 (or $240,000).

         Financial information related to the plans for the year ended December 31, 2000 is shown below (000s omitted):

         ============================================================================ =============== ===============

                                                                                         Pension      Other Benefits
                                                                                         Benefits
                                                                                           2000            2000
         ---------------------------------------------------------------------------- --------------- ---------------
         Benefit obligation at December 31                                               $(60,926)       $(12,067)
         Fair value of plan assets at December 31                                          66,064               -
         ---------------------------------------------------------------------------- --------------- ---------------
         Funded (underfunded) status                                                        5,138         (12,067)
         Unrecognized prior service cost                                                        -               8
         Unrecognized net (gain) loss                                                     (13,640)          3,302
         Unrecognized net transition (asset) liability                                          -           1,333
         ---------------------------------------------------------------------------- --------------- ---------------
         Accrued benefit cost                                                             $(8,502)        $(7,424)
         ============================================================================ =============== ===============

         Benefit cost                                                                      $1,393          $1,586
         ============================================================================ =============== ===============

         Discount rate                                                                     7.0%            7.5%
         Expected return on plan assets                                                    7.5%            8.0%
         Rate of compensation increase                                                     5.0%            5.0%
         ============================================================================ =============== ===============

                  Defined Contribution Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $2,461,000, $1,509,000, and $1,379,000 for the years ended December 31, 2001, 2000 and 1999, respectively.


(12)     Unassigned Surplus

         Unassigned surplus as of December 31 has been increased (reduced) by the following items (000s omitted):

         ==============================================================================================================

                                                                                          2001                 2000
         --------------------------------------------------------------------------------------------------------------
         Unrealized gains (losses) on investments, net of taxes:
            Affiliated                                                               $   10,937      $    8,797
            Unaffiliated                                                                 (2,991)         15,633
         Nonadmitted assets                                                             (30,866)         (6,568)
         Separate accounts business                                                      12,110          10,234
         Asset valuation reserve                                                        (50,364)        (64,506)
         --------------------------------------------------------------------------------------------------------------

         Total decrease in unassigned surplus                                        $  (61,174)      $ (36,410)
         ==============================================================================================================

(13)     Note Payable

         The Company has an outstanding liability for borrowed money of $1,291,000 and $1,300,000 as of December 31, 2001 and 2000,
         respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California (CRA) in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in September 2001. Payments totaling approximately $55,000 annually are due through 2021.

(14)     Separate Accounts

         Separate and variable accounts held by the Company represent primarily funds that are invested for variable annuity, variable universal life, group variable annuity and funding agreement products. The assets of the accounts are carried at market value with the exception of assets backing funding agreements, which are held at book value. The funding agreements are the only separate account business which contain a rate guarantee. Information relating to the Company's separate account business is set forth in the tables below (000s omitted):

         =================================================================================================================

                                                            Guaranteed
                    December 31, 2001                        Indexed            Non-guaranteed              Total
         -----------------------------------------------------------------------------------------------------------------

         Reserves with assets held:
            At amortized cost                                 $   241,183      $           -              $    241,183
            At market value                                             -          2,837,465                 2,837,465
         -----------------------------------------------------------------------------------------------------------------

         Total                                                $   241,183      $   2,837,465               $ 3,078,648
         =================================================================================================================

         Reserves with assets subject to
            discretionary withdrawal:
            At market value                                    $        -      $   2,837,465               $ 2,837,465
            With market value adjustment                          241,183                  -                   241,183
         -----------------------------------------------------------------------------------------------------------------

         Total                                                $   241,183      $   2,837,465               $ 3,078,648
         =================================================================================================================

                                                            Guaranteed
                    December 31, 2000                        Indexed            Non-guaranteed              Total
         -----------------------------------------------------------------------------------------------------------------

         Reserves with assets held:
            At amortized cost                                   $       -      $           -               $         -
            At market value                                             -          2,855,242                 2,855,242
         -----------------------------------------------------------------------------------------------------------------

         Total                                                  $       -      $   2,855,242               $ 2,855,242
         =================================================================================================================

         Reserves with assets subject to discretionary withdrawal:
            With market value adjustment                        $       -      $     690,136              $    690,136
            At market value                                             -          2,165,106                 2,165,106
         -----------------------------------------------------------------------------------------------------------------

         Total                                                  $       -      $   2,855,242              $  2,855,242
         =================================================================================================================

         Premiums, considerations and
            deposits received for separate                  Guaranteed               Non-
            account policies                                 Indexed              Guaranteed                Total
         -----------------------------------------------------------------------------------------------------------------

         For the year ended December 31:
                          2001                                  $ 236,973      $     482,447               $   719,420
                          2000                                          -            611,260                   611,260
                          1999                                          -            598,417                   598,417

         =================================================================================================================

                                                              2001                      2000                 1999
         -----------------------------------------------------------------------------------------------------------------

         Transfers to separate accounts                        $  589,903       $    701,693                $  668,479
         Transfers from separate accounts                        (299,391)          (339,188)                 (300,981)
         Valuation adjustment                                         337                275                      (961)
         Prior period surplus adjustment                            3,994                  -                         -
         -----------------------------------------------------------------------------------------------------------------
         Net transfers to separate
           accounts                                            $  290,787       $    365,538                $  367,835
         =================================================================================================================

(15)     Disclosures About Fair Value of Financial Instruments

         Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques.

         These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on values established by the Securities Valuation Office (SVO) of the NAIC, where available. Where the SVO has not established a value for an actively traded security, the Company uses quoted market prices. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Unaffiliated Preferred and Common Stocks

         The fair values of unaffiliated preferred and common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate using discounted cash flow techniques of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Advances to Affiliates

         Fair values for notes receivable are estimated utilizing discounted cash flow analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

         ============================================ ================================= ==================================

                                                             December 31, 2001                  December 31, 2000
                                                          Carrying        Estimated         Carrying         Estimated
                                                           Amount         Fair Value         Amount         Fair Value
         -------------------------------------------- ----------------- --------------- ----------------- ----------------
         Financial instruments recorded as assets:
           Bonds and notes                                $1,514,050       $1,542,687       $1,412,213       $1,420,287
           Preferred stock                                         -                -                4                4
           Unaffiliated common stock                          98,623           98,623          133,123          133,123
           Mortgage loans on real estate                     306,902          325,562          340,825          359,979
           Cash and short-term investments                    38,329           38,329           48,715           48,715
           Derivatives                                         5,219            3,642            5,319            5,294
           Advances to affiliates                              1,082            1,082            2,090            2,090
           Separate accounts                               3,159,695        3,160,429        2,935,817        2,935,817

         Financial instruments recorded as liabilities:
           Derivatives                                        (3,305)          (1,567)            (438)            (453)
           Investment-type contracts                      (1,193,606)      (1,181,634)      (1,207,273)      (1,194,767)
           Separate accounts                              (3,081,684)      (3,147,585)      (2,857,907)      (2,925,583)
           Note payable                                       (1,291)          (1,105)          (1,300)          (1,105)

         Off-balance sheet financial instruments:
           Derivatives                                             -             (254)               -             (237)
         ============================================ ================= =============== ================= ================

CUNA MUTUAL LIFE INSURANCE COMPANY
Schedule of Selected Financial Data Year
Ended December 31, 2001
 (000s omitted)
--------------------------------------------------------------------------------
The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

         Investment income earned:
              Government bonds                                                          $       6,250
              Other bonds (unaffiliated)                                                       98,685
              Bonds of affiliates                                                               -
              Preferred stocks (unaffiliated)                                                   -
              Preferred stocks of affiliates                                                    -
              Common stocks (unaffiliated)                                                      1,671
              Common stocks of affiliates                                                       -
              Mortgage loans on real estate                                                    27,716
              Real estate                                                                      10,414
              Premium notes, policy loans and liens                                             6,783
              Collateral loans                                                                  -
              Cash on hand and on deposit                                                          33
              Short-term investments                                                            2,066
              Other invested assets                                                              (169)
              Derivative financial instruments                                                  2,845
              Aggregate write-in for investment income                                            203
                                                                                   -------------------
              Gross investment income                                                     $   156,497
                                                                                   ===================

         Real estate owned - book value less encumbrances                                $     51,338
                                                                                   ===================

         Mortgage loans - book value:
              Farm mortgages                                                          $         -
              Residential mortgages                                                             -
              Commercial mortgages                                                            306,902
                                                                                   -------------------
              Total mortgage loans                                                        $   306,902
                                                                                   ===================


         Mortgage loans by standing - book value:
              Good standing                                                               $   305,725
              Good standing with restructured terms                                             1,177
              Interest overdue more than three months,
                 not in foreclosure
              Foreclosure in process                                                            -
         Other long-term assets - statement value                                              14,242
         Collateral loans                                                                       -


         Bonds and stocks of parents, subsidiaries and affiliates -
           book value
              Bonds                                                                 $           -
              Preferred stocks                                                                  -
              Common stocks                                                                    16,703

         Bonds and short-term investments by class and maturity:
         Bonds by maturity - statement value
              Due within one year or less                                                $    297,379
              Over 1 year through 5 years                                                     714,341
              Over 5 years through 10 years                                                   447,317
              Over 10 years through 20 years                                                   61,127
              Over 20 years                                                                    28,512
                                                                                   -------------------
              Total by maturity                                                           $ 1,548,676
                                                                                   ===================


         Bonds by class - statement value
              Class 1                                                                     $ 1,161,560
              Class 2                                                                         284,293
              Class 3                                                                          76,873
              Class 4                                                                          12,475
              Class 5                                                                          12,297
              Class 6                                                                           1,178
                                                                                   -------------------
              Total by class                                                              $ 1,548,676
                                                                                   ===================


              Total bonds publicly traded                                                 $ 1,297,050
              Total bonds privately placed                                                    251,626

         Preferred stocks - statement value                                                     -
         Common stocks - market value                                                         115,326
         Short-term investments - book value                                                   34,627
         Financial options owned - statement value                                              5,219
         Financial options written and in force - statement value                               -
         Financial futures contracts open - current price                                       -
         Cash on deposit                                                                        3,702

         Life insurance in force:
              Industrial                                                                        -
              Ordinary                                                                     12,181,292
              Credit life                                                                       -
              Group life                                                                    3,270,787

         Amount of accidental death insurance in force under ordinary policies
                                                                                              416,784

         Life insurance policies with disability provisions in force:
              Industrial                                                                        -
              Ordinary                                                                      4,674,280
              Credit life                                                                       -
              Group life                                                                           40

         Supplementary contracts in force:
              Ordinary - not involving life contingencies                                       -
              Amount on deposit                                                                58,614
              Income payable                                                                    9,202

         Ordinary - involving life contingencies
              Income payable                                                                    4,950

         Group - not involving life contingencies
              Amount of deposit                                                                 -
              Income payable                                                                    -

         Group - involving life contingencies
              Income payable                                                                    -

         Annuities:
              Ordinary
                 Immediate - amount of income payable                                           2,099
                 Deferred - fully paid - account balance                                      446,413
                 Deferred - not fully paid - account balance                                2,078,781


              Group
                 Immediate - amount of income payable                                           -
                 Fully paid account payable                                                     -
                 Not fully paid - account balance                                               -

         Accident and health insurance - premiums in force:
              Ordinary                                                                          3,996
              Group                                                                            37,432
              Credit                                                                            -

         Deposit funds and dividend accumulations:
              Deposit funds - account balance                                                     604
              Dividend accumulations - account balance                                        163,400

         Claim payments 2001:
              Group accident and health - year ended December 31
              2001                                                                              3,751
              2000                                                                              2,300
              1999                                                                                234
              1998                                                                                215
              1997                                                                                 16
              Prior                                                                                86

         Other accident and health
              2001                                                                                341
              2000                                                                                247
              1999                                                                                 86
              1998                                                                                 56
              1997                                                                                 22
              Prior                                                                               102

         Other coverages that use developmental methods to
           calculate claims reserves
              2001                                                                              -
              2000                                                                              -
              1999                                                                              -
              1998                                                                              -
              1997                                                                              -
              Prior                                                                             -

         See accompanying independent accountants' report.

CUNA MUTUAL LIFE INSURANCE COMPANY
Summary Investment Schedule
Year Ended December 31, 2001
(000s omitted)
--------------------------------------------------------------------------------

                                                                                Gross         Admitted Assets Reported
                                                                             Investment                in the
  Investment Categories                                                       Holdings            Annual Statement

  Bonds:
     U.S. treasury securities                                                       $ 52,376                   $ 52,376
     U.S. government agency and corporate obligations
      (excluding mortgage-backed securities)
           Issued by U.S. government agencies                                              -
           Issued by U.S. government sponsored agencies                               60,179                     60,179
     Foreign government (including Canada, excluding
     mortgage-backed securities)                                                      93,174                     93,174
     Securities issued by states, territories and possessions
     and political subdivisions in the U.S.:
         States, territories and possessions general                                       -                     20,294
         obligations
         Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations                                                                      -                           -
         Revenue and assessment obligations                                            3,050                      3,050
         Industrial development and similar obligations                                    -                          -
     Mortgage-backed securities (includes residential and
     commercial MBS):
        Pass-through securities:
           Guaranteed by GNMA                                                         15,478                     15,478
           Issued by FNMA and FHLMC                                                   60,592                     60,592
           Privately issued                                                          215,411                    215,411
        CMOs and REMICs:
           Issued by FNMA and FHLMC                                                   74,581                     74,581
           Privately issued and collateralized by MBS issued
           or guaranteed by GNMA, FNMA or  FHLMC                                       2,523                      2,523
          All other privately issued                                                 249,674                    249,674
  Other debt and other fixed income securities (excluding  short term):
     Unaffiliated domestic securities
     (includes credit tenant loans rated By the SVO)                                 617,185                    616,372
     Unaffiliated foreign securities                                                  70,640                     50,345
     Affiliated securities                                                             1,082                      1,082



                                                                                Gross         Admitted Assets Reported
                                                                             Investment                in the
  Investment Categories                                                       Holdings            Annual Statement

  Equity interests:
     Investments in mutual funds                                                      73,330                     62,557
     Preferred stocks                                                                      -                          -
     Publicly traded equity securities
     (excluding preferred stocks):
        Affiliated                                                                         -                          -
        Unaffiliated                                                                  30,186                     36,066
     Other equity securities:
        Affiliated                                                                    16,703                     16,703
        Unaffiliated                                                                  13,160                     13,160
     Other equity interests including tangible personal property under lease:
        Affiliated                                                                         -                          -
        Unaffiliated                                                                       -                          -
  Mortgage loans:
     Construction and land development                                                     -                          -
     Agricultural                                                                          -                          -
     Single family residential properties                                                  -                          -
     Multifamily residential properties                                                    -                          -
     Commercial loans                                                                306,902                    306,902
  Real estate investments:
     Property occupied by company                                                      5,344                      5,344
     Property held for production of income (includes
     $  -  of  property acquired in satisfaction of debt)                             45,654                     45,654
     Property held for sale ($ -  including property acquired
     in satisfaction of debt)                                                            341                        341
  Policy loans                                                                       101,275                    101,275
  Receivables for securities                                                           3,395                      3,164
  Cash and short-term investments                                                     38,329                     38,329
  Other invested assets                                                                5,219                      5,219
  ---------------------------------------------------------------------- -------------------- --------------------------
  Total invested assets                                                           $2,155,783                 $2,149,845

CUNA MUTUAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
Year Ended December 31, 2001
(000s omitted)
--------------------------------------------------------------------------------

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.  State the reporting entity's total admitted assets as reported in the annual statement.       $2,226,656

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding the U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans.

         1                                                                                  2                        3
         -                                                                                  -                        -
                                                                                                            Percentage of Total
                             Investment Category                                         Amount               Admitted Assets

2.01 MEMBERS Mutual Funds                                                               $38,367                    1.723%
2.02 Morgan Stanley Capital                                                              28,996                    1.302%
2.03 Ultra Series Funds                                                                  24,190                    1.086%
2.04 People's Bank CC Master Trust                                                       20,023                    0.899%
2.05 Morgan Stanley Dean Witter                                                          16,968                    0.762%
2.06 GE capital Mortgage Services, Inc.                                                  16,159                    0.726%
2.07 El Capitan Theater & Office Building                                                15,395                    0.691%
2.08 First UST CC Master Trust                                                           13,979                    0.628%
2.09 Mesirow Alternative Strategies Fund                                                 13,030                    0.585%
2.10 CS First Boston Mortgage Sec. Corporation                                           12,557                    0.564%

3.   State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                   Bonds                1                    2                  Preferred Stocks              3             4
                   -----                -                    -                  ----------------              -             -
3.01               NAIC-1             $1,126,933           50.611%     3.07          P/RP-1               $   -              -   %
3.02               NAIC-2                284,293           12.768%     3.08          P/RP-2                   -              -   %
3.03               NAIC-3                 76,873            3.452%     3.09          P/RP-3                   -              -   %
3.04               NAIC-4                 12,476            0.560%     3.10          P/RP-4                   -              -   %
3.05               NAIC-5                 12,298            0.552%     3.11          P/RP-5                   -              -   %
3.06               NAIC-6                  1,178            0.053%     3.12          P/RP-6                   -              -   %

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments).

4.01 Foreign-currency-denominated investments of                                                         $96,039
4.02 Supporting insurance liabilities denominated in that same foreign currency of                           -
4.03 Excluding Canadian investments and currency exposure of                                              39,985

4.04 Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
         interrogatories 5-10.                                  Yes  (  ) No (X)

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:
                                                                                     1                         2
                                                                                     -                         -
5.01  Countries rated NAIC-1                                                    $119,524                    5.368%
5.02  Countries rated NAIC-2                                                       6,496                    0.292%
5.03  Countries rated NAIC-3 or below                                              1,496                    0.067%

6.   Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:
                                                                                    1                         2
                                                                                    -                         -
Countries rated NAIC - 1:
6.01 Country:  France                                                           $41,449                    1.861%
6.02 Country:  Germany                                                           26,834                    1.205%

Countries rated NAIC - 2:
6.03 Country:  Mexico                                                             6,496                    0.292%
6.04 Country:                                                                       -                        -  %

Countries rated NAIC - 3 or below:
6.05 Country:  Argentina                                                          1,496                    0.067%
6.06 Country:                                                                       -                        -  %

7.   Aggregate unhedged foreign currency exposure:                                  1                        2
                                                                                    -                        -
                                                                                $52,810                    2.372%

8.   Aggregate unhedged foreign currency exposure categorized by NAIC
     sovereign rating:                                                              1                         2
                                                                                    -                         -
Countries rated NAIC - 1:                                                       $52,810                    2.372%
Countries rated NAIC - 2:                                                           -                        -  %
Countries rated NAIC - 3 or below:                                                  -                        -  %

9.   Two largest unhedged foreign currency exposure in a foreign country, categorized by the country's NAIC sovereign rating:
                                                                                    1                         2
                                                                                    -                         -
Countries rated NAIC - 1:
9.01 Country:  France                                                           $23,576                    1.059%
9.02 Country:  Germany                                                           15,263                    0.685%

Countries rated NAIC - 2:
9.03 Country:                                                                   $   -                         - %
9.04 Country:                                                                       -                         - %


Countries rated NAIC - 3 or below:
9.05 Country:                                                                   $   -                         - %
9.06 Country:                                                                       -                         - %

10. List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

     NAIC Rating                                                                    1                         2
     -----------                                                                    -                         -

10.01 1                                                                         $6,873                     0.309%
10.02 1                                                                          5,618                     0.252%
10.03 1                                                                          4,985                     0.224%
10.04 2                                                                          2,998                     0.135%
10.05 1                                                                          2,864                     0.129%
10.06 3                                                                          2,489                     0.112%
10.07 2                                                                          2,004                     0.090%
10.08 2                                                                          2,003                     0.090%
10.09 4                                                                          1,496                     0.067%
10.10                                                                               -                         - %

11. State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including:

11.01 Canadian-currency-denominated investments of                                                $39,985
11.02 Supporting Canadian-denominated insurance liabilities of                                         -

11.03 Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
          interrogatory 12.                                     Yes  (X ) No ( )


12.      Aggregate Canadian investment exposure.                                    1                         2
                                                                                    -                         -
12.01 Canadian investments                                                      $   -                         - %
12.02 Unhedged Canadian currency exposure                                           -                         - %

13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

       Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail
       not required.                                            Yes  (X ) No ( )


14. State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

       Assets held in equity interests less than 2.5% of the reporting  entity's
       total admitted assets, therefore detail not required.    Yes  (  ) No (X)

                     Investment Category                                             1                         2
                     -------------------                                             -                         -

14.01  MEMBERS Mutual Funds                                                     $38,367                    1.723%
14.02  Ultra Series Funds                                                        24,190                    1.086%
14.03  MEMBERS Capital Advisors, Inc.                                            11,071                    0.497%
14.04  CMIA Wisconsin, Inc.                                                       5,632                    0.253%
14.05  Peoplesoft Inc.                                                            1,375                    0.062%
14.06  Autodesk Inc.                                                              1,196                    0.054%
14.07  Cox Communications                                                         1,182                    0.053%
14.08  Tyco International, Ltd.                                                   1,101                    0.049%
14.09  Federal Home Loan Mortgage Corporation                                     1,059                    0.048%
14.10  Boston Scientific Corporation                                                979                    0.044%

15. State the amounts and percentages of the reporting in entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

     Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory.                                         Yes  (X ) No ( )

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

     Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory.                                         Yes  (X ) No ( )

17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

     Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
     interrogatories 17 and 18.                                 Yes  ( ) No (X )

     Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                                                    1                         2
                                                                                    -                         -
17.01  CSM Investors Inc.                                                       $5,269                    0.237%
17.02  Jermor Corporation                                                        5,085                    0.228%
17.03  200 Washington Avenue LP                                                  4,798                    0.215%
17.04  Avex-Landmark Limited                                                     4,685                    0.210%
17.05  Alum Creek Park Limited Partnership                                       4,639                    0.208%
17.06  Reynoldsburg Center Limited Partnership                                   4,485                    0.201%
17.07  Golden Stone LLC                                                          4,347                    0.195%
17.08  Condiotti Enterprises Inc. et al                                          4,277                    0.192%
17.09  Broken Arrow LLC                                                          4,115                    0.185%
17.10  American National B&T #42371                                              3,915                    0.176%

18.  Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

     Loan-to-Value             Residential                        Commercial                       Agricultural

                                     1               2                    3               4               5        6
                                     -               -                    -               -               -        -
18.01  above 95%                   $   -              - %             $3,232           0.145%        $   -        - %
18.02  91% to 95%                      -              - %                 -               -              -        - %
18.03  81% to 90%                      -              - %              5,964           0.268%            -        - %
18.04  71% to 80%                      -              - %             30,848           1.385%            -        - %
18.05  below 70%                       -              - %            266,857          11.985%            -        - %

                                                                  1                 2
                                                                  -                 -
18.06  Construction loans                                      $   -                 - %
18.07  Mortgage loans over 90 days past due                        -                 - %
18.08  Mortgage loans in the process of foreclosure                -                 - %
18.09  Mortgage loans foreclosed                                   -                 - %
18.10  Restructured mortgage loans                                 -                 - %

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

      Assets held in each of the five largest investment in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity'stotal admitted asset, therefore detail not
      required for interrogatory.                                Yes  (X) No ( )

20.   State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                              At Year-end                At End of Each Quarter
                                              -----------                ----------------------
                                                                               (unaudited)

                                                                          1st Qtr           2nd Qtr           3rd Qtr
                                         1                 2                 3                 4                 5
                                         -                 -                 -                 -                 -
20.01 Securities lending (do not
          include asset held as
          collateral for such
          transactions)                   $68,708             3.086%          $64,446            $60,636          $34,098
20.02 Repurchase agreements                   -                 -                 -                  -                - %
20.03 Reverse repurchase
          agreements                          -                 -                 -                  -                - %
20.04 Dollar repurchase agreements            -                 -                 -                  -                - %
20.05 Dollar reverse repurchase
          agreements                          -                 -                 -                  -                - %

21.  State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:
                                                                            Owned                              Written
                                                                            -----                              -------
                                                                     1                2                 3                   4
                                                                     -                -                 -                   -
21.01 Hedging                                                       $1,469         0.066%            $     -                - %
21.02 Income generation                                                -             -  %                1,567           0.070%
21.03 Other                                                            -             -  %                  -                - %

22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC
     Annual Statement Instructions) for collars, swaps, and forwards:

                                             At Year-end                At End of Each Quarter
                                             -----------                ----------------------
                                                                              (unaudited)

                                                                        1st Qtr           2nd Qtr           3rd Qtr
                                       1                 2                 3                 4                 5
                                       -                 -                 -                 -                 -
22.01  Hedging                        $125            0.006%             $375              $375              $375
22.02  Income generation                -                - %               -                 -                 -
22.03  Replications                     -                - %               -                 -                 -
22.04  Other                            -                - %               -                 -                 -

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC
     Annual Statement Instructions) for futures contracts:

                                             At Year-end                At End of Each Quarter
                                             -----------                ----------------------
                                                                              (unaudited)

                                                                        1st Qtr           2nd Qtr           3rd Qtr
                                       1                 2                 3                 4                 5
                                       -                 -                 -                 -                 -
23.01  Hedging                        $587            0.026%            $1,346             $423             $1,043
23.02  Income generation                -                - %               -                 -                 -
23.03  Replications                     -                - %               -                 -                 -
23.04  Other                            -                - %               -                 -                 -

24. State the amounts and percentages of 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment
     Schedule.

        1                             2                        3
        -                             -                        -
24.01 S&P 500 Options                $3,316                    0.149%
24.02 Margin Account Deposit          1,903                    0.085%
24.03                                   -                        -  %
24.04                                   -                        -  %
24.05                                   -                        -  %
24.06                                   -                        -  %
24.07                                   -                        -  %
24.08                                   -                        -  %
24.09                                   -                        -  %
24.10                                   -                        -  %

Appendix A - Illustrations of Policy Values and Death Benefits
================================================================================

The following tables have been prepared to help show how values under the Policy can change with investment experience. At your request, we will provide an illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

        1.  Age at issue - Some show Age 35. Others show Age 50.

        2. Planned annual premium - The premium illustrated is $1,200 or $2,500.

        3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows us to charge).

        4. Projected Dividends - Illustrations based on current mortality rates include projected dividends. Illustrations based on guaranteed mortality rates do not.

        5. Choice of death benefit option - Some show option 1 and others show option 2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

     o    The Insured is a Standard Non Tobacco User.
     o    The Specified Amount of coverage is $100,000.
     o Planned premiums are paid on the first day of the Policy year for 30 years.
     o    No loans are taken.
     o    No Partial Withdrawals are made.
     o All Net Premium is allocated to the Separate Account and invested equally in each Fund.
     o    No changes are made to the Specified Amount.
     o    No transfer fees are incurred.
     o    The Policy has no riders.
     o    The charge for state Premium Expense Charge is 2%.
     o    No federal income tax is paid.

Effect of Hypothetical Investment Returns


To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.77%, 4.23% and 10.23%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.


The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.


                                                  Mortality & Expense        Fund Fees*            Total
Money Market                                               0.90%                 0.46%              1.36%
Bond                                                       0.90%                 0.56%              1.46%
Balanced                                                   0.90%                 0.71%              1.61%
Growth and Income Stock                                    0.90%                 0.61%              1.51%
Capital Appreciation Stock                                 0.90%                 0.81%              1.71%
Mid-Cap Stock                                              0.90%                 1.01%              1.91%
T. Rowe Price International Stock                          0.90%                 1.05%              1.95%
MFS Strategic Income                                       0.90%                 1.07%              1.97%
MFS Emerging Growth                                        0.90%                 0.87%              1.77%
Oppenheimer High Income/VA                                 0.90%                 0.79%              1.69%
Templeton Developing Markets Securities
  Fund - Class 2                                           0.90%                 1.82%              2.72%

Average                                                    0.90%                 0.87%              1.77%

* The illustrations on the following pages are computed using the average 1.77% total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses.


How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, or a different risk classification. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if we did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be paid beginning in policy year 11 and are projected at 0.70% of policy value during policy years 11-20 and 1.10% of policy value during policy years 21+.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 1

Male Standard Non Tobacco User                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                   Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                  Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                         (10.23% Net)
               per Year
                           Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                          Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
     1          1,260     100,000         870          99     100,000         932         161     100,000         993         222
     2          2,583     100,000       1,718         985     100,000       1,896       1,163     100,000       2,081       1,348
     3          3,972     100,000       2,540       1,847     100,000       2,889       2,196     100,000       3,268       2,575
     4          5,431     100,000       3,337       2,682     100,000       3,915       3,260     100,000       4,568       3,913
     5          6,962     100,000       4,109       3,531     100,000       4,973       4,395     100,000       5,990       5,412
     6          8,570     100,000       4,853       4,352     100,000       6,062       5,561     100,000       7,544       7,043
     7         10,259     100,000       5,569       5,183     100,000       7,183       6,797     100,000       9,244       8,858
     8         12,032     100,000       6,254       5,985     100,000       8,334       8,065     100,000      11,103      10,834
     9         13,893     100,000       6,913       6,759     100,000       9,521       9,367     100,000      13,141      12,987
    10         15,848     100,000       7,540       7,540     100,000      10,739      10,739     100,000      15,373      15,373
    15         27,189     100,000      11,360      11,360     100,000      18,833      18,833     100,000      32,179      32,179
    20         41,663     100,000      14,582      14,582     100,000      28,817      28,817     100,000      60,415      60,415
    25         60,136     100,000      17,103      17,103     100,000      41,708      41,708     146,807     109,736     109,736
    30         83,713     100,000      18,086      18,086     100,000      57,849      57,849     235,079     193,074     193,074
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 2

Male Standard Non Tobacco User                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                   Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                              Based on: Guaranteed  Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                         (10.23% Net)
               per Year
                           Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                          Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
     1          1,260     100,000         870          99     100,000         932         161     100,000         993         222
     2          2,583     100,000       1,718         985     100,000       1,896       1,163     100,000       2,081       1,348
     3          3,972     100,000       2,540       1,847     100,000       2,888       2,195     100,000       3,268       2,575
     4          5,431     100,000       3,337       2,682     100,000       3,915       3,260     100,000       4,568       3,913
     5          6,962     100,000       4,109       3,531     100,000       4,973       4,395     100,000       5,990       5,412
     6          8,570     100,000       4,853       4,352     100,000       6,062       5,561     100,000       7,544       7,043
     7         10,259     100,000       5,569       5,183     100,000       7,183       6,797     100,000       9,244       8,858
     8         12,032     100,000       6,254       5,985     100,000       8,334       8,065     100,000      11,103      10,834
     9         13,893     100,000       6,913       6,759     100,000       9,521       9,367     100,000      13,141      12,987
    10         15,848     100,000       7,540       7,540     100,000      10,739      10,739     100,000      15,373      15,373
    15         27,189     100,000      10,377      10,377     100,000      17,575      17,575     100,000      30,514      30,514
    20         41,663     100,000      12,110      12,110     100,000      25,225      25,225     100,000      54,870      54,870
    25         60,136     100,000      12,127      12,127     100,000      33,438      33,438     126,622      94,654      94,654
    30         83,713     100,000       9,361       9,361     100,000      41,837      41,837     192,685     158,265     158,265
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 3

Male Standard Non Tobacco User                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                   Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                  Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 2*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                          12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                           (10.23% Net)
               per Year
                          Death    Accum Value  Net Cash     Death    Accum Value  Net Cash   Death Benefit  Accum Value   Net Cash
                         Benefit                  Value     Benefit                  Value                                  Value
====================================================================================================================================
     1          1,260    100,869         869          98    100,930         930         159        100,991         991          220
     2          2,583    101,713       1,713         980    101,890       1,890       1,157        102,074       2,074        1,342
     3          3,972    102,530       2,530       1,836    102,878       2,878       2,184        103,255       3,255        2,561
     4          5,431    103,321       3,321       2,665    103,895       3,895       3,239        104,544       4,544        3,888
     5          6,962    104,083       4,083       3,505    104,940       4,940       4,362        105,949       5,949        5,371
     6          8,570    104,815       4,815       4,314    106,013       6,013       5,512        107,481       7,481        6,979
     7         10,259    105,516       5,516       5,131    107,112       7,112       6,727        109,150       9,150        8,764
     8         12,032    106,187       6,187       5,917    108,239       8,239       7,969        110,970      10,970       10,700
     9         13,893    106,824       6,824       6,670    109,392       9,392       9,238        112,954      12,954       12,800
    10         15,848    107,428       7,428       7,428    110,570      10,570      10,570        115,117      15,117       15,117
    15         27,189    111,126      11,126      11,126    118,396      18,396      18,396        131,359      31,359       31,359
    20         41,663    114,116      14,116      14,116    127,763      27,763      27,763        157,973      57,973       57,973
    25         60,136    116,171      16,171      16,171    139,152      39,152      39,152        203,067     103,067      103,067
    30         83,713    116,313      16,313      16,313    151,796      51,796      51,796        277,766     177,766      177,766
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 4

Male Standard Non Tobacco User                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                   Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                               Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 2*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                         (10.23% Net)
               per Year
                           Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                          Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
     1          1,260     100,869         869          98     100,930         930         159     100,991         991         220
     2          2,583     101,713       1,713         980     101,890       1,890       1,157     102,074       2,074       1,342
     3          3,972     102,530       2,530       1,836     102,878       2,878       2,184     103,255       3,255       2,561
     4          5,431     103,321       3,321       2,665     103,895       3,895       3,239     104,544       4,544       3,888
     5          6,962     104,083       4,083       3,505     104,940       4,940       4,362     105,949       5,949       5,371
     6          8,570     104,815       4,815       4,314     106,013       6,013       5,512     107,481       7,481       6,979
     7         10,259     105,516       5,516       5,131     107,112       7,112       6,727     109,150       9,150       8,764
     8         12,032     106,187       6,187       5,917     108,239       8,239       7,969     110,970      10,970      10,700
     9         13,893     106,824       6,824       6,670     109,392       9,392       9,238     112,954      12,954      12,800
    10         15,848     107,428       7,428       7,428     110,570      10,570      10,570     115,117      15,117      15,117
    15         27,189     110,086      10,086      10,086     117,037      17,037      17,037     129,511      29,511      29,511
    20         41,663     111,486      11,486      11,486     123,808      23,808      23,808     151,582      51,582      51,582
    25         60,136     110,936      10,936      10,936     130,034      30,034      30,034     185,088      85,088      85,088
    30         83,713     107,361       7,361       7,361     134,168      34,168      34,168     235,589     135,589     135,589
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 5

Male Standard Non Tobacco User                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                   Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                  Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                         (10.23% Net)
               per Year
                            Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                           Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
     1           2,625     100,000       1,795         204     100,000       1,923         332     100,000       2,050         459
     2           5,381     100,000       3,533       2,022     100,000       3,901       2,390     100,000       4,285       2,774
     3           8,275     100,000       5,213       3,781     100,000       5,937       4,505     100,000       6,724       5,292
     4          11,314     100,000       6,835       5,482     100,000       8,033       6,680     100,000       9,388       8,035
     5          14,505     100,000       8,399       7,206     100,000      10,192       8,999     100,000      12,304      11,111
     6          17,855     100,000       9,911       8,877     100,000      12,421      11,387     100,000      15,503      14,469
     7          21,373     100,000      11,349      10,554     100,000      14,704      13,909     100,000      18,999      18,204
     8          25,066     100,000      12,715      12,159     100,000      17,045      16,489     100,000      22,827      22,271
     9          28,945     100,000      14,005      13,687     100,000      19,445      19,127     100,000      27,025      26,707
    10          33,017     100,000      15,218      15,218     100,000      21,906      21,906     100,000      31,636      31,636
    15          56,644     100,000      22,204      22,204     100,000      37,934      37,934     100,000      66,379      66,379
    20          86,798     100,000      26,732      26,732     100,000      57,418      57,418     146,018     125,878     125,878
    25         125,284     100,000      27,682      27,682     100,000      83,904      83,904     244,684     228,677     228,677
    30         174,402     100,000      21,019      21,019     127,058     121,008     121,008     423,387     403,226     403,226
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 6

Male Standard Non Tobacco User                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                   Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                               Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawal: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                         (10.23% Net)
               per Year
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
     1           2,625     100,000       1,795         204     100,000       1,923         332     100,000       2,050         459
     2           5,381     100,000       3,523       2,012     100,000       3,890       2,379     100,000       4,274       2,763
     3           8,275     100,000       5,179       3,747     100,000       5,902       4,470     100,000       6,687       5,255
     4          11,314     100,000       6,760       5,407     100,000       7,953       6,600     100,000       9,304       7,951
     5          14,505     100,000       8,260       7,067     100,000      10,041       8,848     100,000      12,143      10,950
     6          17,855     100,000       9,676       8,642     100,000      12,166      11,132     100,000      15,227      14,193
     7          21,373     100,000      11,005      10,210     100,000      14,325      13,530     100,000      18,582      17,787
     8          25,066     100,000      12,245      11,689     100,000      16,519      15,963     100,000      22,240      21,684
     9          28,945     100,000      13,393      13,075     100,000      18,749      18,431     100,000      26,236      25,918
    10          33,017     100,000      14,438      14,438     100,000      21,008      21,008     100,000      30,606      30,606
    15          56,644     100,000      18,021      18,021     100,000      32,862      32,862     100,000      60,234      60,234
    20          86,798     100,000      17,199      17,199     100,000      44,958      44,958     110,312     110,312     110,312
    25         125,284     100,000       8,437       8,437     100,000      56,960      56,960     191,268     191,268     191,268
    30         174,402        ****        ****        ****     100,000      68,857      68,857     321,770     321,770     321,770
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

** Policy terminated before year 30.


                         ILLUSTRATION OF POLICY VALUES
                     MEMBERS(R) Variable Universal Life II
                 ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                   NUMBER 7

Male Standard Non Tobacco User                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                   Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                  Based on: Current Mortality Charges
Policy Loans and Withdrawal: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 2*

====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                          12.00% Gross
               Interest               (-1.77% Net)                        (4.23% Net)                           (10.23% Net)
               per Year
                          Death     Accum Value   Net Cash    Death    Accum Value  Net Cash       Death     Accum Value   Net Cash
                         Benefit                   Value     Benefit                  Value        Benefit                  Value
====================================================================================================================================
     1           2,625   101,784      1,784         193     101,911       1,911         320        102,038       2,038          447
     2           5,381   103,502      3,501       1,990     103,866       3,866       2,355        104,247       4,247        2,735
     3           8,275   105,149      5,149       3,717     105,863       5,863       4,432        106,639       6,639        5,208
     4          11,314   106,726      6,726       5,374     107,902       7,902       6,550        109,233       9,233        7,881
     5          14,505   108,235      8,235       7,041     109,986       9,986       8,793        112,049      12,049       10,855
     6          17,855   109,676      9,676       8,642     112,116      12,116      11,081        115,109      15,109       14,075
     7          21,373   111,027     11,027      10,231     114,268      14,268      13,473        118,414      18,414       17,618
     8          25,066   112,288     12,288      11,731     116,444      16,444      15,887        121,986      21,986       21,429
     9          28,945   113,452     13,452       1,134     118,635      18,635      18,317        125,845      25,845       25,527
    10          33,017   114,518     14,518      14,518     120,839      20,839      20,839        130,016      30,016       30,016
    15          56,644   120,582     20,582      20,582     134,892      34,892      34,892        160,653      60,653       60,653
    20          86,798   123,121     23,121      23,121     149,098      49,098      49,098        207,926     107,926      107,926
    25         125,284   120,175     20,175      20,175     161,712      61,712      61,712        283,015     183,015      183,015
    30         174,402   107,535      7,535       7,535     166,837      66,837      66,837        398,668     298,668      298,668
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.


                          ILLUSTRATION OF POLICY VALUES
                      MEMBERS(R) Variable Universal Life II
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

 Male Standard Non Tobacco User                                                                                     Age at Issue: 50
 Specified Amount: $100,000                                                                                   Annual Premium: $2,500
 Planned Premium Payable Annually for: 30 years                                               Based on: Guaranteed Mortality Charges
 Policy Loans and Withdrawal: None                                                                 Projected Dividends: Not Included
 Hypothetical Gross Rates of Return: 0%, 6%, and 12%                                                        Death Benefit: Option 2*

====================================================================================================================================
 End of Year    Premiums
              Accum at 5%              0.00 Gross                          6.00% Gross                         12.00% Gross
                Interest               (-1.77% Net)                        (4.23% Net)                         (10.23% Net)
                per Year
                          Death     Accum Value   Net Cash      Death    Accum Value  Net Cash     Death     Accum Value   Net Cash
                         Benefit                   Value       Benefit                  Value      Benefit                  Value
====================================================================================================================================
      1          2,625     101,784       1,784         193     101,911       1,911         320     102,038       2,038          447
      2          5,381     103,491       3,491       1,979     103,855       3,855       2,344     104,235       4,235        2,724
      3          8,275     105,114       5,114       3,682     105,826       5,826       4,394     106,600       6,600        2,169
      4         11,314     106,647       6,647       5,295     107,818       7,818       6,465     109,143       9,143        7,790
      5         14,505     108,085       8,085       6,892     109,823       9,823       8,630     111,872      11,872       10,679
      6         17,855     109,421       9,421       8,387     111,835      11,835      10,801     114,800      14,800       13,766
      7         21,373     110,651      10,651       9,856     113,846      13,846      13,051     117,940      17,940       17,145
      8         25,066     111,772      11,772      11,215     115,852      15,852      15,295     121,307      21,307       20,751
      9         28,945     112,775      12,775      12,456     117,842      17,842      17,524     124,915      24,915       24,597
     10         33,017     113,650      13,650      13,650     119,803      19,803      19,803     128,776      28,776       28,776
     15         56,644     115,885      15,885      15,885     128,806      28,806      28,806     152,536      52,536       52,536
     20         86,798     112,713      12,713      12,713     133,879      33,879      33,879     184,314      84,314       84,314
     25        125,284     101,128       1,128       1,128     130,163      30,163      30,163     224,658     124,658      124,658
     30        174,402        ****        ****        ****     109,181       9,181       9,181     271,520     171,520      171,520
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including your choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Policy Value on date of death, or (2) the Policy Value on the date of death multiplied by the Death Benefit Percentage Factor described in the section of the prospectus titled The Policy - Death Benefit Proceeds.

** Policy terminated before year 30.


Appendix B - First Year Surrender Charges per $1,000 of Specified Amount
============================================================================================================
     ISSUE AGE                     MALE COMPOSITE                             FEMALE COMPOSITE
-------------------- ------------------------------------------- -------------------------------------------
         0                              0.95                                        0.87
-------------------- ------------------------------------------- -------------------------------------------
         1                              1.07                                        0.99
-------------------- ------------------------------------------- -------------------------------------------
         2                              1.19                                        1.11
-------------------- ------------------------------------------- -------------------------------------------
         3                              1.30                                        1.22
-------------------- ------------------------------------------- -------------------------------------------
         4                              1.42                                        1.34
-------------------- ------------------------------------------- -------------------------------------------
         5                              1.54                                        1.46
-------------------- ------------------------------------------- -------------------------------------------
         6                              1.70                                        1.59
-------------------- ------------------------------------------- -------------------------------------------
         7                              1.88                                        1.72
-------------------- ------------------------------------------- -------------------------------------------
         8                              2.06                                        1.85
-------------------- ------------------------------------------- -------------------------------------------
         9                              2.24                                        1.98
-------------------- ------------------------------------------- -------------------------------------------
        10                              2.39                                        2.11
-------------------- ------------------------------------------- -------------------------------------------
        11                              2.51                                        2.23
-------------------- ------------------------------------------- -------------------------------------------
        12                              2.62                                        2.35
-------------------- ------------------------------------------- -------------------------------------------
        13                              2.71                                        2.46
-------------------- ------------------------------------------- -------------------------------------------
        14                              2.80                                        2.57
-------------------- ------------------------------------------- -------------------------------------------
        15                              2.88                                        2.67
-------------------- ------------------------------------------- -------------------------------------------

-------------------- ------------------------------------------- -------------------------------------------
     ISSUE AGE                          MALE                                       FEMALE
-------------------- ------------------------------------------- -------------------------------------------
                         NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------- --------------------- --------------------- --------------------- ---------------------
        16                   2.94                  2.94                  2.74                  2.74
-------------------- --------------------- --------------------- --------------------- ---------------------
        17                   2.99                  2.99                  2.80                  2.80
-------------------- --------------------- --------------------- --------------------- ---------------------
        18                   3.03                  3.03                  2.85                  2.85
-------------------- --------------------- --------------------- --------------------- ---------------------
        19                   3.10                  3.10                  2.92                  2.92
-------------------- --------------------- --------------------- --------------------- ---------------------
        20                   3.21                  3.24                  3.03                  3.05
-------------------- --------------------- --------------------- --------------------- ---------------------
        21                   3.37                  3.49                  3.18                  3.28
-------------------- --------------------- --------------------- --------------------- ---------------------
        22                   3.56                  3.74                  3.37                  3.51
-------------------- --------------------- --------------------- --------------------- ---------------------
        23                   3.78                  4.00                  3.57                  3.75
-------------------- --------------------- --------------------- --------------------- ---------------------
        24                   4.03                  4.25                  3.79                  3.98
-------------------- --------------------- --------------------- --------------------- ---------------------
        25                   4.29                  4.50                  4.02                  4.21
-------------------- --------------------- --------------------- --------------------- ---------------------
        26                   4.57                  4.79                  4.26                  4.51
-------------------- --------------------- --------------------- --------------------- ---------------------
        27                   4.88                  5.11                  4.51                  4.85
-------------------- --------------------- --------------------- --------------------- ---------------------
        28                   5.21                  5.45                  4.77                  5.22
-------------------- --------------------- --------------------- --------------------- ---------------------
        29                   5.55                  5.82                  5.05                  5.59
-------------------- --------------------- --------------------- --------------------- ---------------------
        30                   5.89                  6.18                  5.33                  5.95
-------------------- --------------------- --------------------- --------------------- ---------------------
        31                   6.23                  6.54                  5.63                  6.31
-------------------- --------------------- --------------------- --------------------- ---------------------
        32                   6.59                  6.91                  5.93                  6.68
-------------------- --------------------- --------------------- --------------------- ---------------------
        33                   6.95                  7.30                  6.25                  7.04
-------------------- --------------------- --------------------- --------------------- ---------------------
        34                   7.32                  7.70                  6.57                  7.42
-------------------- --------------------- --------------------- --------------------- ---------------------
        35                   7.71                  8.13                  6.90                  7.79
-------------------- --------------------- --------------------- --------------------- ---------------------

Note:  Preferred and Standard Policies use the same Surrender Charge.


-------------------- ------------------------------------------- -------------------------------------------
     ISSUE AGE                          MALE                                       FEMALE
-------------------- ------------------------------------------- -------------------------------------------
                         NON TOBACCO             TOBACCO             NON TOBACCO             TOBACCO
-------------------- --------------------- --------------------- --------------------- ---------------------
        36                   8.11                  8.58                  7.22                  8.17
-------------------- --------------------- --------------------- --------------------- ---------------------
        37                   8.53                  9.05                  7.55                  8.55
-------------------- --------------------- --------------------- --------------------- ---------------------
        38                   8.95                  9.54                  7.88                  8.94
-------------------- --------------------- --------------------- --------------------- ---------------------
        39                   9.40                 10.07                  8.22                  9.32
-------------------- --------------------- --------------------- --------------------- ---------------------
        40                   9.87                 10.62                  8.58                  9.70
-------------------- --------------------- --------------------- --------------------- ---------------------
        41                  10.36                 11.21                  8.96                 10.06
-------------------- --------------------- --------------------- --------------------- ---------------------
        42                  10.86                 11.82                  9.35                 10.41
-------------------- --------------------- --------------------- --------------------- ---------------------
        43                  11.39                 12.46                  9.76                 10.76
-------------------- --------------------- --------------------- --------------------- ---------------------
        44                  11.94                 13.14                 10.18                 11.12
-------------------- --------------------- --------------------- --------------------- ---------------------
        45                  12.53                 13.86                 10.64                 11.52
-------------------- --------------------- --------------------- --------------------- ---------------------
        46                  13.14                 14.61                 11.10                 11.92
-------------------- --------------------- --------------------- --------------------- ---------------------
        47                  13.76                 15.39                 11.56                 12.30
-------------------- --------------------- --------------------- --------------------- ---------------------
        48                  14.41                 16.21                 12.06                 12.73
-------------------- --------------------- --------------------- --------------------- ---------------------
        49                  15.12                 17.08                 12.62                 13.25
-------------------- --------------------- --------------------- --------------------- ---------------------
        50                  15.91                 18.00                 13.28                 13.91
-------------------- --------------------- --------------------- --------------------- ---------------------
        51                  16.79                 19.00                 14.07                 14.77
-------------------- --------------------- --------------------- --------------------- ---------------------
        52                  17.74                 20.07                 14.98                 15.79
-------------------- --------------------- --------------------- --------------------- ---------------------
        53                  18.74                 21.18                 15.94                 16.89
-------------------- --------------------- --------------------- --------------------- ---------------------
        54                  19.78                 22.31                 16.92                 18.00
-------------------- --------------------- --------------------- --------------------- ---------------------
        55                  20.83                 23.43                 17.86                 19.04
-------------------- --------------------- --------------------- --------------------- ---------------------
        56                  21.85                 24.48                 18.70                 19.96
-------------------- --------------------- --------------------- --------------------- ---------------------
        57                  22.84                 25.47                 19.49                 20.80
-------------------- --------------------- --------------------- --------------------- ---------------------
        58                  23.88                 26.50                 20.30                 21.65
-------------------- --------------------- --------------------- --------------------- ---------------------
        59                  25.04                 27.68                 21.20                 22.59
-------------------- --------------------- --------------------- --------------------- ---------------------
        60                  26.39                 29.11                 22.30                 23.71
-------------------- --------------------- --------------------- --------------------- ---------------------
        61                  27.01                 29.87                 23.08                 24.53
-------------------- --------------------- --------------------- --------------------- ---------------------
        62                  27.42                 30.48                 23.84                 25.32
-------------------- --------------------- --------------------- --------------------- ---------------------
        63                  27.73                 31.00                 24.55                 26.06
-------------------- --------------------- --------------------- --------------------- ---------------------
        64                  28.04                 31.50                 25.20                 26.71
-------------------- --------------------- --------------------- --------------------- ---------------------
        65                  28.45                 32.05                 25.75                 27.25
-------------------- --------------------- --------------------- --------------------- ---------------------
        66                  28.96                 32.58                 26.18                 27.60
-------------------- --------------------- --------------------- --------------------- ---------------------
        67                  29.50                 33.05                 26.49                 27.78
-------------------- --------------------- --------------------- --------------------- ---------------------
        68                  30.07                 33.55                 26.74                 27.91
-------------------- --------------------- --------------------- --------------------- ---------------------
        69                  30.70                 34.19                 27.00                 28.07
-------------------- --------------------- --------------------- --------------------- ---------------------
        70                  31.39                 35.07                 27.31                 28.39
-------------------- --------------------- --------------------- --------------------- ---------------------
        71                  32.25                 36.52                 27.72                 29.01
-------------------- --------------------- --------------------- --------------------- ---------------------
        72                  33.12                 37.97                 28.12                 29.64
-------------------- --------------------- --------------------- --------------------- ---------------------
        73                  33.98                 39.41                 28.53                 30.26
-------------------- --------------------- --------------------- --------------------- ---------------------
        74                  34.85                 40.86                 28.93                 30.89
-------------------- --------------------- --------------------- --------------------- ---------------------
        75                  35.71                 42.31                 29.34                 31.51
-------------------- --------------------- --------------------- --------------------- ---------------------

Note:  Preferred and Standard Policies use the same Surrender Charge.

Appendix C - Death Benefit Percentage Factor
================================================================================

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.


  Attained Age     |    Death Benefit Percentage Factor
  -----------------------------------------------------
  0-40             |        2.50
  41               |        2.43
  42               |        2.36
  43               |        2.29
  44               |        2.22
  45               |        2.15
  --------------------------------------------
  46               |        2.09
  47               |        2.03
  48               |        1.97
  49               |        1.91
  50               |        1.85
  --------------------------------------------
  51               |        1.78
  52               |        1.71
  53               |        1.64
  54               |        1.57
  55               |        1.50
  --------------------------------------------
  56               |        1.46
  57               |        1.42
  58               |        1.38
  59               |        1.34
  60               |        1.30
  --------------------------------------------
  61               |        1.28
  62               |        1.26
  63               |        1.24
  64               |        1.22
  65               |        1.20
  --------------------------------------------
  66               |        1.19
  67               |        1.18
  68               |        1.17
  69               |        1.16
  70               |        1.15
  --------------------------------------------
  71               |        1.13
  72               |        1.11
  73               |        1.09
  74               |        1.07
  75-90            |        1.05
  --------------------------------------------
  91               |        1.04
  92               |        1.03
  93               |        1.02
  94               |        1.01
  95               |        1.00
  --------------------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

2. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

 REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 117 pages.

         Undertakings.

         Representation.

         The signatures.

         Written consent or opinion of the following persons:

                  PricewaterhouseCoopers LLP
                  Scott Allen - Associate Actuary

         The following exhibits:

1. Exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2:

     1. Resolution to Authorize Registration of and Investment in Separate Accounts. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     2.  Not Applicable

     3. a. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          b. Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No.333-81499) filed with the Commission on October 6, 1999.

     4.  Not Applicable

     5. a. Standard VUL Contract. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

               i. Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               ii.  Accidental  Death  Benefit  Rider.  99-ADB-RV1  Incorporated
                    herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               iii. Children's Insurance Rider.  99-CIR-RV1  Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               iv. Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               v.   Guaranteed   Insurability  Rider.   99-GIR-RV1  Incorporated
                    herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               vi. Term Insurance Rider for Other Insureds. 99-OIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               vii. Waiver of Premium Disability Rider.  99-WVR-RV1 Incorporated
                    herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               viii. State Variations to 99-VUL.

               ix.  State Variations to 99-VULAPP.

               x. Amendment to VUL Contract, 2000-VULAMEND. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

     6. a. Articles of Incorporation of the Company. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

          b. Bylaws.

     7.  Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499)filed with the Commission on October 6, 1999.

     9. a. Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

          c. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          d. Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

          e. Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

          f. Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

     10. Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

2.   Opinion  of  Counsel.   Incorporated   herein  by  reference  to  Form  S-6
     pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

3.   Not applicable

4.   Not applicable

5.   Not applicable

6.   Not applicable

7. Issuance, Transfer and Redemption Procedures. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

Powers of Attorney.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24 day of April, 2002.


                                 CUNA Mutual Life Variable Account (Registrant)
                                 By:  CUNA Mutual Life Insurance Company


                                 By:/s/Michael B. Kitchen
                                     Michael B. Kitchen
                                     President


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, CUNA Mutual Life Variable Account certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24 day of April, 2002.


                                 CUNA Mutual Life Insurance Company (Depositor)



                                 By:/s/Michael B. Kitchen
                                    Michael B. Kitchen
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE                       DATE        SIGNATURES AND TITLE                      DATE

James C. Barbre                             *          /s/Michael B. Kitchen                     04/24/02
--------------------------------------                 --------------------------------------
James C. Barbre, Director                              Michael B. Kitchen, Director


Robert W. Bream                             *          Brian L. McDonnell                         *
--------------------------------------                 --------------------------------------
Robert W. Bream, Director                              Brian L. McDonnell, Director


James L. Bryan                              *          C. Alan Peppers                            *
--------------------------------------                 --------------------------------------
James L. Bryan, Director                               C. Alan Peppers, Director


Loretta M. Burd                             *          Neil A. Springer                           *
--------------------------------------                 --------------------------------------
Loretta M. Burd, Director                              Neil A. Springer, Director


Ralph B. Canterbury                         *          Farouk D. G. Wang                          *
--------------------------------------                 --------------------------------------
Ralph B. Canterbury, Director                          Farouk D. G. Wang, Director


Rudolf J. Hanley                            *          Larry T. Wilson                            *
--------------------------------------                 --------------------------------------
Rudolf J. Hanley, Director                             Larry T. Wilson, Director


Jerald R. Hinrichs                          *          /s/Kevin S. Thompson                      04/24/02
--------------------------------------                 --------------------------------------
Jerald R. Hinrichs, Director                           Kevin S. Thompson, Attorney-In-Fact

*Pursuant to Powers of Attorney filed  herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.



SIGNATURE AND TITLE                                   DATE



/s/Michael G. Joneson                                 04/24/02
Michael G. Joneson
Vice President - Forecasting & Planning



/s/Jeffrey D. Holley                                  04/24/02
Jeffrey D. Holley
Chief Financial Officer



/s/Michael B. Kitchen                                 04/24/02
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX


5. viii. State Variations to 99-VUL.

5. ix.   State Variations to 99-VULAPP.

6. b.    Bylaws.

PricewaterhouseCoopers LLP Consent

Associate Actuary Opinion

Powers of Attorney

                                 Exhibit 5.viii.

                 Flexible Premium Variable Universal Life Policy
                                State Variations

Application Form No. 99-VUL attached as Exhibit is a copy of the Policy language used in the following states:

Arkansas                      Mississippi
District of Columbia          Nevada
Delaware                      New Hampshire
Iowa                          South Dakota
Kentucky                      Wisconsin
Maine                         Wyoming

The following policy forms vary from the Form No. 99-VUL as indicated below:

Form No. 99-VUL(B) changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Form 99-VUL(B) is used in the following states:

         Alaska                     Ohio
         Hawaii                     Rhode Island
         New Mexico                 Vermont

Form No. 99-VUL(C) changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes Section 3.7, Is there a suicide exclusion, to delete "or reinstatement date" to exclude this date in measuring the period when coverage is excluded due to suicide. Form 99-VUL(C) is used in the following state:
         Alabama

Form No. 99-VUL(CA) changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes this cover to add the following to the 2nd paragraph: " A minimum death benefit at least equal to the specified amount will be payable if either the basic or extended guarantee is in effect as described in Section 6." Changes the Right to Examine Provision to return experience during the examine period and to change the amount of days in replacement situations from 20 to 30. Also has a separate cover page for issue ages 60+ that has different Right to Examine language, allowing for 30 days return in all cases and returning experience. Also indicates that after 30 days, cancellation may result in a substantial penalty, known as a surrender charge. Changes Section 2.1, What are the most commonly used terms and what do they mean?, to add a definition for evidence of insurability which is: "information received from various sources, including by not limited to your application, used to determine eligibility for insurance coverage." Form 99-VUL(CA) is used in the following state:
         California

Form No. 99-VUL(CO) Changes the right to examine provision on the policy cover to allow for 30 days right to examine if the policy is a replacement policy. Also changes Section 3.7, Is there a suicide exclusion?, the time period of the exclusion is measured for one year from policy issue date instead of for two years. Changes Section 15.3, How will death proceeds be paid, in the last sentence to delete "by law" and add "by the state where the policy is issued" such that the sentence reads: "Interest will be paid at an annual rate determined by us, but never less than the rate required by the state where the policy is issued." Form 99-VUL(CO) is used in the following state:
         Colorado

Form No. 99-VUL(CT) changes Section 3.2, Can this policy be contested? to delete "In the absence of fraud". In Section 5, Right to Convert, change it to read "Right to Convert or Exchange", the lead in question reads "Can this policy be converted or exchanged?". Paragraph 2 reads: "Alternatively, you may exchange your policy during the first 24 months after the policy issue date for a policy of permanent fixed benefit life insurance we then make available for such exchanges. No evidence of insurability will be required. All indebtedness must be repaid before the exchange is made. The new policy will have the same issue date, issue age, and risk classification as this policy. The new policy will have the same death benefit as this policy on the issue date. If the exchange results in an increase or decrease in policy value, such increase or decrease will be payable to you or us as the case may be. The exchange will become effective when we receive your written request and payment is made for adjustments in value, if any." Form 99-VUL(CT) is used in the following state:
         Connecticut

Form No. 99-VUL(GA) changes Section 3.2, Can this policy be contested? to delete "In the absence of fraud". Also changes Section 3.7, Is there a suicide exclusion, to delete "or reinstatement date" to exclude this date in measuring the period when coverage is excluded due to suicide. Form 99-VUL(GA) is used in the following state: Georgia

Form No. 99-VUL(ID) changes the right to examine provision from 10 days to 20 days and to delete the language regarding replacements (revision on days makes it the same as for new policies now). Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?, in the second paragraph to indicate if payment is postponed more than 29 days, we will pay interest at an effective annual rate "specified in Idaho Code,
Section 28-22-104(2)" for the period of postponement. Form 99-VUL(ID) is used in the following state:
         99-VUL(ID)

Form No. 99-VUL(IL) changes Section 3.9, Can the maturity date be extended?, to add item d.) "the policy fee and administrative charge will be zero" and it changes item e) to be "the death benefit percentage factor will be equal to 1.00" when indicating what will happen on the policy anniversary at the insured's age 95 if the maturity date is extended. Also changes Section 4.2, How can dividends be applied?" by revising item b) to read: "leaving them to accumulate by" applying then to your subaccounts according to your prem. alloc. % on file at home office, and adding new item 3) to read "applying them to the purchase of paid-up additional insurance" and adding new item d) "reducing your premium" Then, add that if they do not choose an option, the dividends will be "left to accumulate "by applying them" to the accounts. Also adds a new section, 14.2, Is there a minimum death benefit?" that reads: "The death benefit amount will never be less than the initial specified amount on the date of issue if premiums necessary to keep coverage in force are duly paid and if there are no outstanding policy loans, partial withdrawals, or changes in specified amount." In renumbered Section 14.4, What is the death benefit percentage factor?, in the second paragraph, delete that the death benefit percentage factor will be equal to "1.01 on the policy anniversary at the insured's age 95 and will remain at
1.01 to the new maturity date. On the new maturity date, the death benefit percentage factor will be equal to" 1.00. (what is in quotes is deleted.) Form 99-VUL(IL), is used in the following state:
         Illinois

Form No. 99-VUL(IN) - Changes Section 3.9, Can the maturity date be extended?, to add a new item d.), that reads "the policy fee will be zero on the policy anniversary at the insured's age 100". Changes Section 10 to add a new item 10.1, What is the basis for your policy values? to read: "We have filed a detailed description of the method of computation of the policy values with the insurance supervisory official of the state in which this policy is issued. Policy values will never be less than the minimum values calculated according to the Standard Nonforfeiture Law using 4% and the 1980 CSO Mortality Table". Changes Section 15.3, How will death proceeds be paid?, to add what is in quotes in the first sentence: The death proceeds will be paid to the beneficiary "within two months of receipt of proof satisfactory to us" that the insured died while this policy was in force. Form 99-VUL(IN) will be used in the following state:
         Indiana

Form No. 99-VUL(KS) - Changes the cover page in the Right to Examine provision to pay experience rather than premium back during the right to examine period.
 Form 99-VUL(KS) is used in the following state:
         Kansas

Form No. 99-VUL(LA) - Changes the cover page to add the following notice: "No premium will be payable to CUNA Mutual Life Insurance Company when a policyholder receives an injunction or order of rehabilitation or liquidation." Also changes the right to examine provision to allow for 30 days right to examine if the policy is a replacement policy. Form 99-VUL(LA) is used in the following state:
         Louisiana

Form No. 99-VUL(MI) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes Sections 3.6, 7.3, 11.3, 17.1, and 18.2 to delete "blended" (uni-sex) language. Form 99-VUL(MI) is used in the following state:
         Michigan

Form No. 99-VUL(MD) - Changes the cover page to add the following paragraph:
"THE MINIMUM DEATH BENEFIT WILL BE AT LEAST EQUAL TO THE INITIAL SPECIFIED AMOUNT ON THE DATE OF ISSUE IF PREMIUMS NECESSARY TO KEEP COVERAGE IN FORCE ARE DULY PAID AND IF THERE ARE NO OUTSTANDING POLICY LOANS, PARTIAL WITHDRAWALS OR CHANGES IN SPECIFIED AMOUNT." Also changes the cover page and back cover to add to the general description the following: "Surrender Value Payable at Maturity" and "May Be Issued at Preferred, Standard or Rated Classes - See Guaranteed Maximum Annual Cost of Insurance Rate Table". Changes the Data Page to add:
"Decreases and Partial Withdrawals Minimum Remaining Specified Amount: $40,000 or $20,000 for ages 65+" Changes the language throughout the policy to delete the "Extended" policy guarantee in its entirety and to limit the "Basic" policy guarantee to 5 years, instead of 10. Changes Section 5.1, Can this policy be converted?, to indicate they can convert or "exchange" the policy to a fixed
policy....further indicating that besides conversion, it can also be "exchanged for any new permanent fixed benefit life insurance policy then available for such exchanges". Changes Section 7, What do the insurance charges consist of and when are they deducted?, to delete "We reserve the right to allow other methods for the deduction of insurance charges. You will be notified of the availability of any such methods". Section 11.1 Add the following sentence: "The minimum remaining specified amount is shown on the data page." Changes Section 12.5, How are policy loans repaid?, to add the following language: "If the total loan amount is equal to or greater than the surrender value, such that on any monthly processing day, it is insufficient to pay the insurance charges, we will mail a notice of impending termination to you and any assignee of record and the grace period will begin as described in Section 6." Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan? to add the sentence: "A policy loan used to pay policy premiums will not be postponed." Changes Section 14.5, can you change your specified amount?, to add the following when referring to decreases in specified amount: "The minimum remaining specified amount is shown on the data page." Form 99-VUL(MD) is used in the following state:
         Maryland

Form No. 99-VUL(MN) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the Right to Examine provision by changing it to read: "Right to Examine and Cancel". Changes Section 3.2, Can this policy be contested? to change the word "material": to read "fraudulent" such that the last sentence reads: "Statements made in the application or reinstatement application will not be used to contest this policy or challenge a claim under this policy unless that statement is fraudulent." Further changes this section to also indicate that: "A statement is "fraudulent if it is willfully false or intentionally misleading and if" based on correct and complete information.... Changes Section 15.3, How will death proceeds be paid?
to add the sentence: "Proceeds paid in a single sum will be paid within two months after receipt of satisfactory proof of death." Form 99-VUL(MN) will be used in the following state:
         Minnesota

Form No. 99-VUL(MO)- Changes Section 3.7, Is there a suicide exclusion? to make this paragraph read: "We cannot use suicide as a defense to payment of benefits under this policy, nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy when issued to a Missouri citizen, unless we can show that the insured intended suicide at the time s/he applied for this policy, applied for reinstatement of this policy, or applied for an increase in specified amount. Form 99-VUL(MO) is used in the following state:
         Missouri

Form No. 99-VUL(NC)- Changes Section 3.7, Is there a suicide exclusion?, to delete "or reinstatement date" such that this provision is only measured from the policy issue date. Changes Sections 17 & 18 regarding Settlement
Options, to delete Options 1, Interest Option, and Option 2, Installment Option, in their entirety. Form 99-VUL(NC) is used in the following state:
         North Carolina

Form No. 99-VUL(ND) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the Right to Examine provision by changing the amount of days to return from 10 to 20; therefore, also deleted the sentence on replacements since it is now the same amount of days for initial and replacement situations. Changes Section 3.7, Is there a suicide exclusion?, to change the time period from two years to one year. Changes Section 7.3, Can the current cost of insurance rate schedule change?, to delete what is in quotes in the following sentence: We may change the current cost of insurance rate schedule from time to time based on changes in future expectations for "such factors as: investment earnings", mortality, "persistency, expenses, and taxes." Changes Section 15.3, How will death proceeds be paid?, to add language that the death proceeds will be payable to the beneficiary "within two months" of receipt of proof satisfactory to us that the insured died while the policy was in force. Further indicate in this section that: "We will pay interest on death proceeds from the date of the insured's death until the date of settlement, whether paid as a lump sum or applied under a settlement option, so long as we receive proof of death within 180 days after the date of death." Form 99-VUL(ND) is used in the following state:
         North Dakota

Form No. 99-VUL(NE) - - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes Section 3.7, Is there a suicide exclusion?, to delete "or reinstatement date" such that it is only measured from the policy issue date. Changes Section 15.3, How will death proceeds be paid?, the add what is in quotes to the 2nd sentence: Death proceeds will be paid "within two months of receipt of satisfactory proof of death and will be paid" in a single sum, unless a settlement option has been selected. Form 99-VUL(NE) is used in the following state:
         Nebraska

Form No. 99-VUL(NJ)- Deletes the Fixed Period and the Right to Convert provision (causing renumbering of applicable sections) and related references throughout. Changes the Data Page to: show the premium information on a monthly basis; asterisk the Fund name and add as a footnote "A fee is paid to these investment advisors"; adds the statement "Investment Advisory Fee: A charge is made at the fund level. The current change is described in the prospectus."; Adds to the Mortality and Expense charge the statement "Our expense and mortality experience will not adversely affect the dollar amount of variable benefits or other contractual payments or values under this policy."; asterisks Administrative Charge, M&E Charge, Policy Fee, and Service Fees and adds the footnote "Changes in charges and fees will be based on changes in future expectations as to investment earnings, mortality, persistency, expenses and taxes. We reserve the right to reduce or waive the Policy Fee or any or any Service Fee. . Changes the language throughout the policy to delete the "Extended" policy guarantee in its entirety and to limit the "Basic" policy guarantee to 5 years, instead of 10. Adds to the definition of "policy fee" the statement: "If expenses associated with administering the policy change, we may reduce or waive the policy fee. In no event will the policy fee be greater than that stated on the data page. Changes Section 3.1, What is our agreement with you? to have it read: "Our agreement with you consists of the policy; the attached application(s), (including reinstatement application(s) and application(s) to increase or decrease the specified amount, if applicable); and any attached riders, endorsements or amendments. Deletes the statement "the written consent of each assignee and irrevocable beneficiary is required." throughout the form and then changes Section 3.4, How do you exercise your rights as owner?, to add the statement "Your rights will be subject to any assignment, and to the rights of any irrevocable beneficiary. You may exercise the following rights while the insured is living: a.) the right to change the specified amount; b.) the right to change the premium payment; c.)the right to change the death benefit option, d.) the right to assign the policy; e.)the right to change the owner or beneficiary; f.) the right to receive any dividends; g.) the right to terminate the policy; h.) the right to make policy loans; i.) the right to make partial withdrawals or full surrenders; j.) the right to make transfers; k.) the right to change your net premium allocations; l.) the right to select a settlement option. Changes Section 3.7, Is there a suicide exclusion? to make the 3rd sentence read: "If the insured dies by suicide within two years of the date of an increase in the specified amount, the only amount payable with respect to the increase will be the initial required premium for the increase, plus subsequent cost of insurance charges and any service fee applicable to the increase. Changes Section 3.11, "Can we modify the plicy?" last paragraph, to have it read "In the event of such modifications, we will make appropriate endorsements to the policy. We will notify you and the endorsement may then be either accepted or refused, unless refusal would cause the policy to be null and void. Changes
Section 4.2, "How can dividends be applied?" to have item b.) read: "increasing your policy value by applying them to your accounts according to your premium allocation percentages on file at our home office." Also change the next paragraph to read: "If you do not choose an option, any dividends payable will increase your policy value by applying them to your accounts according to your premium allocation percentages on file at our home office." Changes Section 5.4 (renumbered from 6.4), What happens if your surrender value is insufficient to pay the insurance charges? delete the sentence: "However, your policy meets the premium requirements of one of the guarantees described below, your policy will continue in force for the duration of the guarantee provided you meet the requirements of that guarantee. Then, delete the Basic Guarantee and Extended Guarantee language in their entirety. Revise Section 5.5 (renumbered from 6.5) "What is the grace period?" to read: During the first 5 years (the basic guarantee period), the grace period of this policy will begin on the monthly processing day when: (a) the surrender value is insufficient to pay the insurance charges on that monthly processing day; and (b) the sum of the premiums paid to date, less any partial withdrawals and loan account value, is less than the total amount of the basic guarantee premium requirement as of that monthly processing day. The basic guarantee premium requirement is equal to the basic guarantee premium shown on the data page, multiplied by the number of completed months since the policy issue date. You will then have a grace period of 61 days after the mailing date of the notice of impending termination to pay us the lesser of: (a) the balance due for the insurance charges to the end of the grace period; or (b) the amount required to fund the basic guarantee. After the first 5 years (the end of the basic guarantee period), when the surrender value is insufficient to pay the insurance charges on that monthly processing day, a grace period of 61 days will be given to pay us the balance due for insurance charges to the end of the grace period.

If you pay the amount due on or before the end of the 61 day grace period, your policy will remain in force as if the amount had been paid on the monthly processing day. Revises Section 5.6 (renumbered from 6.6), "What happens if the premium due is not paid on or before the end of the grace period?" in the ordered list, item c), such that it reads: "Payment of net premium equal to the amount required to increase the surrender value to zero as of the end of the grace period, plus two months of expected insurance charges." Also adds a paragraph after the ordered list that reads: If your policy lapsed and is reinstated during the first 5 policy years (the basic guarantee period), we will not require payment of net premium, under item c.) above which exceeds the amount needed to fund the basic guarantee. Also deletes the last sentence of this section and replaces it with: "Upon reinstatement, the schedule of surrender charges as shown on the data page will continue as if the policy had never ended." Changes Section 9.4 (renumbered from 10.5), "How is your loan account value determined?" to have the paragraph read: "Your loan account value is equal to the amount(s) borrowed in connection with a loan(s), plus accrued interest earned, less any loan repayment amounts. (See Section 11.)" Changes
Section 12.1 (renumbered from 13), "Are there restrictions on payment of a partial withdrawal, full surrender, or policy loan?",second paragraph, to include the phrase "unless the policy loan is used to pay premiums". Changes section 13.5 (renumbered from 14.5), increases section, in the last sentence of the first paragraph such that it reads: "We may require you to pay a premium equivalent to the initial required premium for a new policy with a specific amount equal to the amount of the increase." In the last paragraph of this section, add the sentence: "This service fee does not apply to increases resulting from benefits provided under the Guaranteed Insurability Rider, if attached." Changes Section 14.3 (renumbered from 15.3), How will death proceeds be paid?" to add the following sentence to the end of paragraph 1, "Death proceeds paid in a single sum will be paid within 60 days after receipt of such proof." Changes Section 16.2 (renumbered from 17.2), What are the available settlement options?" to delete the paragraph: "For Option 1, the minimum amount which can be applied is $2,500. If the monthly interest payment for Option 1 is less than $35, we reserve the right to pay interest annually. For all other options, the minimum amount which can be applied is the greater of $2,500, or the amount required to provide an initial monthly payment of $25." Add to the Guaranteed Maximum Annual Cost of Insurance Rate Table, the following sentence; "The rates are based on the 1980 CSO Male/Female Smoker/Nonsmoker Table." Form 99-VUL(NJ) is used in the following state:
         New Jersey

Form No. 99-VUL(OK) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes the Right to Examine provision on the cover page to add the following sentence: "Interest will be paid on refunds made more than 30 days from the date of cancellation." Changes the Data Page and the Guaranteed Maximum Annual Cost of Insurance Rate Table to asterisk "Maturity Date" and add to the footnote the following: "It is possible coverage may not continued to the maturity date even if planned premiums are paid in a timely manner." Changes Section 3.1, What is the entire contract?, to read: "The entire contract" consists of.....instead of "Our agreement with you" consists
of....Changes Section 3.6, What if the insured's age or gender has been misstated?, to delete language based on whether the misstatement was discovered at death or prior to death and just indicate the death benefit will be adjusted based on what the cost of insurance rate as of the most recent monthly processing day would have purchased at the insured's correct age and gender. Changes Section 3.7, Is there a suicide exclusion?, to delete "or reinstatement date" such that it is measured only from the policy issue date. Changes Section 3.10, Will annual reports be sent? to add "without charge" such that the policy specifically indicates we will not charge for the annual report. Form 99-VUL(OK) is used in the following state:
         Oklahoma

Form 99-VUL(OR) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Changes the right to examine provision on the cover page to allow for 30 days right to examine if the policy is a replacement policy. Changes the Data Page to add a form number of 99-VUL(OR2001) (Data page is effective 5/1/01). The data page includes the following changes: Asterisk the M & E charge and add footnote: "The dollar value of benefits will not be adversely affected by the actual cost of the mortality and expense risks undertaken by the Company. Also double asterisks the Premium Expense Charge and adds the footnote: "The premium expense charge does not apply to Oregon residents. If you move to a state that charges a premium tax, premiums paid in that state will be subject to the premium expense charge in that state, not to exceed 3.50%. Also triple asterisk the Service Fee and add footnote: "We reserve the right to reduce of waive any of these fees. Any reduction will be administered in a non-discriminatory manner. Changes, Section 2.1, What are the most commonly used terms and what do they mean?, add what is in quotes to the last sentence: The initial charge "and the maximum charge" are shown on the data page. Section 8.1, What is the fixed account?, indicate the fixed account is a "part" of our general account...instead of a "non-segregated portion" of it. Changes Section 9.1, Can you transfer values among and between the accounts?, to add to our language of: We reserve the right to waive any transfer restrictions, or to limit or suspend the transfer privilege for a reasonable period of time to specifically list "when" we will do that...(NYSE is closed, trading restricted, emergency exists...etc). Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?, to add the sentence: "A policy loan used to pay premiums on this policy will not be postponed." Form 99-VUL(OR) is used in the following state:
         Oregon

Form 99-VUL(PA) - Changes the cover page in the right to examine provision to add that the policy may be returned within 45 days if the existing policy is a CUNA Mutual Life Insurance Company policy. Changes the language throughout the policy to delete the "Extended" policy guarantee in its entirety and to limit the "Basic" policy guarantee to 5 years, instead of 10. Changes the data page to add: "Guaranteed Maximum" to the Loan Account Rate and the Standard Loan Rate and the Preferred Loan Rate. Also changes the data page in the footnote of Surrender Charges to add "A partial withdrawal, including the service fee, will not reduce the surrender charges." Changes Section 3.6, What if the insured's age or gender has been misstated? add to item a.) and b.) under both paragraphs of the section: "No adjustment will be made to your policy value." In Section 3.7, Is there a suicide exclusion? to measuring it from the reinstatement date.
Section 3.11, Can we modify the policy?, add at the end of the section: "If such modifications require endorsement to the policy, we will notify you and the endorsement may then be either accepted or rejected." Changes section 6.3, What happens if you stop making premium payments? to add the phrase "subject to the grace period provision" Changes Section 7.2, How is the cost of insurance calculated? to revise item c.) to read: the current cost of insurance rate, divided by 1,000. Changes Section 7.3, Can the current cost of insurance rate schedule change? to add at the end of the first paragraph: "This provision applies only to this policy. Any additional benefit rider(s) have separate rate change provisions, if applicable. Changes item 8.3, Can the variable account be modified? in item i.) such that it adds this statement: "If such change requires endorsement of your policy, we will notify you and the endorsement may then be either accepted or rejected.". In the same section, revise item b.) under when the investment policy may be changed to have it read: "the approval process is on file with the Commissioner of the insurance department of the state in which this policy is delivered." Changes Section 10.1, What is your policy value? to add the sentence: "The policy value as of the policy issue date is equal to the initial net premium allocated to the accounts on that day, less insurance charges." Changes Section 10.2, How is your fixed account value determined? in item c.) to have it read: "any partial withdrawal, including any applicable service fee, or loan taken" add an additional item, e.) to this same section which reads: "the deduction of any insurance charges attributable to the fixed account occurring each monthly processing day" In the same section, add to the end these sentences: "Interest accrues from the date of allocation or transfer into the fixed account. Interest will accrue on amounts withdrawn or transferred out of the fixed account from the previous monthly processing day to the date of withdrawal or transfer." Section 10.4, How are accumulation unit values determined?, add this sentence to the end of the section: "The number of accumulation units canceled is determined by dividing the dollar amount of the transaction by the value of the accumulation unit for the affected subaccount."
Section 11.3, What is the surrender charge? add to the end of the section: "A partial withdrawal, including the service fee, will not reduce the surrender charges shown on the data page." Section 12.4, How will loan interest be determined?, delete "the standard loan rate and the preferred loan rate as of the policy issue date". Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan? "add this sentence to paragraph 2: "A policy loan used to pay policy premiums will not be postponed" Revise item d.) in this section so it reads: "the SEC has determined that a state of emergency exists which may make the payment impractical." Add this sentence to this section: "The payment of any premiums due to us will not be deferred. Section 14.5, Can you change your specified amount?, item b.) Increases, second paragraph, revise the last sentence so it reads: "A table of these additional charges will be sent to you as an endorsement to the data page." Form 99-VUL(PA) is used in the following state:
         Pennsylvania

Form 99-VUL(SC) - Changes Section 3.2, Can this policy be contested?, to delete "in the absence of fraud". Also delete the paragraph indicating when a statement is material. In Section 3.3, delete the 2nd paragraph that reads: "This provision applies only to this policy. Any additional benefit rider(s) have separate incontestability provisions. In Section 3.7, is there a suicide exclusion?, to delete "or reinstatement date" such that it is only measured from the policy issue date. Changes Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan? to add the sentence: "A policy loan or partial withdrawal used to pay policy premiums will not be postponed. Form 99-VUL(SC) is used in the following state:
         South Carolina

Form 99-VUL(TN) - Changes Section 3.7, Is there a suicide exclusion? to delete "or reinstatement date" such that the time is measured from the policy issue date only. Changes Section 6.4, What happens if your surrender value is insufficient to pay the insurance charges?, to add what is in quotes to the last sentence of the section: If your surrender value is equal to or less than zero at the end of the guarantee period, we will mail a notice of impending termination to you "and any assignee of record" at your last post office address known to us and your grace period will begin. Form 99-VUL(TN) is used in the following state:
         Tennessee

Form No. 99-VUL(TX) - Changes the cover page to add this paragraph; "IN THE EVENT WE ARE UNABLE TO FULFILL OUR CONTRACTUAL OBLIGATION UNDER THIS POLICY, THE PORTION OF YOUR POLICY VALUE IN THE SUBACCOUNTS IS NOT PROTECTED BY AN INSURANCE GUARANTY FUND OR OTHER SOLVENCY PROTECTION ARRANGEMENT." Changes the Data page to add a form number of 99-VUL(TX2001) (Data page is effective 5/1/01). Changes the language throughout the policy to delete the "Extended" policy guarantee in its entirety and to limit the "Basic" policy guarantee to 5 years, instead of 10.

Changes the Data Page to add: "Partial Withdrawals Minimum Remaining Specified
Amount: $40,000 or $20,000 for ages 65+" Also changes the data page to add:
"Guaranteed Maximum" to the Loan Account Rate and the Standard Loan Rate and the Preferred Loan Rate. In Section 2.1, What are the most commonly used terms and what do they mean?, add the term "class" and define it as: "a group of insureds of the same sex and tobacco status who purchased their policies at the same age." Changes Section 3.2, Can this policy be contested?, delete "material" and use fraudulent, such that it reads: "Statements made in the application or reinstatement application will not be used to contest this policy or challenge a claim under this policy unless a representation is fraudulent." In Section 3.3, When does this policy become incontestable?, change the last sentence of the first paragraph to read: "If reinstatement occurs, it may be contested "only" on the basis of "material misstatements" made in the reinstatement application." Also in this section, this sentence was added to the end of the 3rd paragraph:
"If the specified amount is increased, it may be contested only on the basis of material misstatements made in the application for the increase." In Section 3.9, Can the maturity date be extended?, add the following: "IF A NEW MATURITY DATE IS CHOSEN, AND IT IS ON OR AFTER THE INSURED'S AGE 100, YOUR POLICY MAY NOT QUALIFY AS LIFE INSURANCE UNDER INTERNAL REVENUE CODE AND MAY BE SUBJECT TO TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISOR PRIOR TO EXTENDING YOUR MATURITY DATE." In Section 11.1, What are the rules for a partial withdrawal?, add the following sentence to the last paragraph: "The minimum specified amount is shown on the data page." In Section 11.3, What is the surrender charge?, Add the following: "The amount of additional surrender charges due to such increase in specified amount is based on the amount of the increase and the insured's age, gender (if this policy is based on male or female cost of insurance rates), and rating class at the time of the increase. These additional surrender charges will be calculated on the basis of the annualized surrender charge per $1,000 as illustrated in the following table and will be shown on an endorsement to the data page." Also add a Table entitled: First Year Surrender Charge per $1,000 Based on Age at Issue or Age at Increase, and a table entitled Surrender Charge Remaining in Each Year After Issue or After Increase in Specified Amount. In
Section 12.1, Are loans available?, indicate they may borrow 100% (instead of 90%) of the policy value, less surrender charges, by written request. Also add the sentence: "Your policy is the sole security for any policy loan." In Section 12.4, How will loan interest be determined?, add "as shown on the data page" to the end of the first sentence of the 2nd paragraph, then delete the sentence:
"The standard loan and preferred loan rate as of the policy issue date are shown on the data page." In Section 12.5, How are policy loans repaid?, Add to the last paragraph the following sentence: "Failure to repay a policy loan or loan interest charges will not terminate the policy until the policy value, less any surrender charges and loan amount, is equal to or less than zero." In Section 15.3, How will death proceeds be paid?, add this sentence to the first paragraph: "Proceeds paid in a single sum will be paid within two months after receipt of satisfactory proof of death." Form 99-VUL(TX) is used in the following state:
         Texas

Form No. 99-VUL(VA) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the cover to place the 2nd and 3rd paragraphs in a black box such that they stand out. These are the paragraphs that indicate the death benefit may increase or decrease depending on investment
experience....and that the portion of the policy value in the subaccounts may vary from day to day and is not guaranteed..... In Section 3.7, Is there a
Suicide Exclusion? to delete "or reinstatement date" such that it is measured from the policy issue date only. In Section 15.3, How will death proceeds be paid?, indicated that the death proceeds will be payable when we receive "due proof of the insured's death", instead of proof "satisfactory to us" that the insured "died while the policy was in force". Also add this sentence when referring to the rate of interest payable on single sum death benefits from the date of insured's death to the date proceeds are payable: "This rate will never be less than the greater of: a.) an effective annual rate of 3.50%; b.) the annual rate paid under settlement option 1; or c.) the legal rate of interest required by law." Form 99-VUL(VA) is used in the following state:
         Virginia

Form No. 99-VUL(UT) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. In Section 3.7, Is there a suicide exclusion?, delete "or reinstatement date" such that it is measured only from the policy issue date. In Section 14.5, Can you change your specified amount?, to add the following under the Decreases section: "Surrender charges and administrative charges will remain unchanged after a decrease in specified amount. The cost of insurance rate will be determined based on the specified amount after the decrease." Form 99-VUL(UT) is used in the following state:
         Utah

Form No. 99-VUL(WA) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Deletes the label "Guaranteed Maximum" when referring to the Annual Cost of Insurance Rate Table(s) throughout the form and adds the Current Annual Rate to the rate table. Form 99-VUL(WA) is used in the following state:
         Washington

Form No. 99-VUL(WV) - Changes the cover page to add a Countersignature by a Duly Licensed Resident Agent line. Also changes the Right to Examine provision to change the amount of days to 30 days for both initial and replacement situations. In Section 13.1, Are there any restrictions on payment of a partial withdrawal, full surrender, or policy loan?, to delete: "If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement." and add that we reserve the right to postpone for "30 days after we receive your written request for a partial withdrawal or full surrender, or for up to six months after we receive your written request for a policy loan." Form 99-VUL(WV) is used in the following state:
         West Virginia

                                  Exhibit 5.ix.

              Flexible Premium Variable Universal Life Application
                                State Variations

Application Form No. 99-VULAPP attached as Exhibit is a copy of the Application language used in the following states:

Alaska                        Ohio
Alabama                       Oklahoma
Arkansas                      Rhode Island
District of Columbia          South Dakota
Idaho                         Tennessee
Illinois                      Utah
Kentucky                      Wyoming
Nevada


The following application forms vary from the Form No. 99-VULAPP as indicated below:

Application Form No. 99-VULAPP-B changes Section 13, Statement of Health, item a.) in the lead-in part of the question to read: "Within the past 10 years". Form 99-VULAPP-B language is used in the following states:

         Delaware
         Indiana

Application  Form No.  99-VULAPP-03  changes  Section 2, Owner, to include check boxes to further identify who the owner  is....Individual or Trust or Other...if
Other, then fill out W-9 form. Also includes boxes for social security number or EIN number. Also includes yes/no check boxes to answer if U.S. person, including resident alien. Changes Section 6 to include more detailed replacement info to comply with state adoptions of the replacement regulation. Changes Section 7 to read "1%" minimum allocation rater than "5%." Changes Section 10, Suitability and Acknowledgement, to bold and capitalize items A and B. Changes Section 15, Agreement/Authorization, to revise fraud statement to be usable in more states and deletes the W-9 certification and to include more detailed agent replacement language. Also include language in this section that an authorized representative may also receive a copy of the authorization. Form 99-VULAPP-03 is used in the following states: (use of this form effective 5/1/01)

         Iowa
         Colorado
         Hawaii
         Louisiana
         Mississippi
         Nebraska
         New Hampshire

Application Form No. 99-VULAPP-AZ Changes Section 13, Statement of Health, Item e.) to delete "or tested positive for antibodies to the AIDS virus (HIV)" from the AIDS question. Form 99-VULAPP-AZ language is used in the following state:
         Arizona

Application Form No. 99-VULAPP-CA changes Section 13, Statement of Health, item e.) to delete "or tested positive for anitbodies to the AIDS virus (HIV)" from the AIDS question. Changes item f.) of this same section to read: "Ever requested or received short or long-term disability payments because of an injury or sickness?" Form 99-VULAPP-CA is used in the following state:
         California

Application Form No. 99-VULAPP-CT changes Section 13, Statement of Health, item e.) to add "AIDS-related conditions" and to delete "tested positive for antibodies to AIDS (HIV)" from the AIDS question. Form 99-VULAPP-CT is used in the following state:
         Connecticut

Application Form No. 99-VULAPP-FL changes Section 2, Owner, to add a Secondary Addressee line name and address line. Also changes Section 3, Plan of Insurance, to delete the "Extended" policy guarantee option. Also changes Section 13, Statement of Health, it item e.) to delete "or treated" from the AIDS question. Also changes the fraud statement in Section 15a. to read: "Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree."; adds "printed name of agent" and "agent license no" line by the "Signature of Agent" line. Form 99-VULAPP-FL language is used in the following state:
         Florida  (not approved as of 2/21/00)

Application Form No. 99-VULAPP-GA changes Section 13, Statement of Health, item e.) to delete "an immune deficiency disorder" from the AIDS question. In Section 15, Agreement/Authorization in the fraud warning so it reads "may be quilty" of insurance fraud. Form 2000-VULAPP-GA language is used in the following state.
         Georgia

Application Form No. 99-VULAPP-KS changes the Temporary Insurance Agreement, item B, to delete items 3 & 4 and move these into their own Section entitled Eligibility Questions for Temporary Insurance. Also in the Temporary Insurance Agreement section, item D, delete number 5 which is: "60 days after the date of the application" when talking about when the temporary coverage ends. Changes the Agreement/Authorization section to add "if eligible" to the 3rd sentence, such that it reads: "Except as stated in the Temporary Insurance Agreement, if eligible, no insurance will take effect..." changes the Receipt on the Important Notice to Applicants page (form 99-661VUL-KS) the following sentence: "No Agent of CUNA Mutual Life Insurance Company is authorized to accept money if either of the Eligibility Questions for Temporary Insurance (See Section 14 of the application) are answered yes or left blank. Form No. 99-VULAPP-KS is used in the following state:
         Kansas

Application Form No. 99-VULAPP-03MD changes are the same as 99-VULAPP-03 as listed above, plus changes Section 3, Plan of Insurance, to delete "Extended" as an option of the Policy Guarantee. Changes Section 12, For All Persons Proposed for Insurance, in item e.) to delete "similar sports" and replace it with "mountain climbing", such that this question reads: "Engaged in the last 3 years or plan to engage in: flights as a pilot, ballooning, hand gliding, sky/scuba diving, vehicle racing, or mountain climbing?" Changes Section 13 item d.) to word it a little differently and is: "Ever used cocaine, sedatives, stimulants, heroin, hallucinogens or narcotic drugs except as prescribed by a physician?" In the same section, changes item e.) to delete "deficiency" and "AIDS, ARC" and "or tested positive for antibodies to the AIDS virus (HIV)". from the AIDS question Changes Section 15, Agreement/Authorization" to delete "In states where written consent is required from the last sentence of paragraph 1. Application Form No. 99-VULAPP-03MD is used in the following state:
         Maryland

Application Form No. 99-VULAPP-ME changes Section 13, Statement of Health, to asterick items a8) and c) and add footnote "*Except for HIV". Before item e.), add the following in caps and bold: "ANSWER THE FOLLOWING QUESTION "NO" IF YOU HAVE TESTED POSITIVE FOR HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE DISEASE AIDS. In item e.), delete "an immune deficiency disorder" and "tested positive for antibodies to the AIDS virus (HIV)" from the AIDS question. In Section 15, Agreement/Authorization, the 4th paragraph is added and reads: "I agree this authorization if valid for 30 months, a copy is as valid as the original, and I or my authorized representative can receive a copy upon request. For purposes of collecting information in connection with a claim for benefits, this authorization is valid for the duration of the claim. I can revoke this authorization by written request within 10 days of receipt by the Company. I understand that failure to sign, or revocation of, this authorization may impair the Company's ability to evaluate claims or process applications and may be a basis for denying this application or a claim for benefits. This Important Notice to Applicants for Insurance has been received by me. Application Form No. 99-VULAPP-ME is used in the following state:
         Maine

Application Form No. 99-VULAPP-MI changes Section 13, Statement of Health, item e.) to delete "an immune deficiency disorder" and `ARC" and "or tested positive for antibodies to the AIDS Virus (HIV)" from the AIDS question. Application Form No. 99-VULAPP-MI is used in the following state:
         Michigan

Application Form No. 99-VULAPP-MN: changes Section 12, For All Persons Proposed for Insurance, item e.) to add "organized" and replaces "similar sports" with "mountain climbing" such that this item now reads: "Engaged in the last three years or plan to engage in: flights as a pilot, ballooning, hand gliding, sky/scuba diving, organized vehicle racing, or mountain climbing" In Section 13, Statement of Health, before the questions add the paragraph: "The applicant does not have to disclose an HIV (AIDS virus) test which was administered: (1) to a criminal offender or crime victim as a result of a crime that was reported to the police; (2) to a patient who received the services of emergency medical services personnel at a hospital or medical care facility; (3) to emergency medical personnel who were tested as a result of performing emergency medical services. Refer to the Authorization Section for a definition of "Emergency Medical Personnel"." Also item d.) of this section, delete "cocaine, sedatives..." such that this question reads: "Ever used illegal drugs within the past five years?" In Section 15, Agreement/Authorization, change the fraud warning to read: "Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer is guilty of a crime." Also adds a paragraph that contains language listing all the exclusions for release of info about HIV. Changes the amount of months the Authorization is valid from 30 to 26. Moves the W-9 certification language from above the signature lines to below them and the adds another signature line below it. Application Form 99-VULAPP-MN is used in the following state:
         Minnesota

Application Form No. 99-VULAPP-MO: Changes Section 12, For All Persons Proposed for Insurance, item c.) delete "denied" such that this question reads: "ever had life or disability income insurance rated or otherwise modified?" Changes
Section 13, Statement of Health, to delete question a8 and make it its own question, new b that reads "Had or been treated by a physician for any disorder of the blood, blood vessels, lymph glands or anemia?" then renumber remaining items. In the AIDS question, delete "ever" in the lead in of: "ever been diagnosed..." and also add "within the past 10 years" In Section 14, Temporary Insurance Agreement, item B1 add: "and we can show that s/he intended suicide at the time of this Agreement" when stating that no coverage would take effect under the TIA if the insured commits suicide. Application Form 99-VULAPP-MO is used in the following state:
         Missouri

Application Form No. 99-VULAPP-NC: Changes Section 13, Statement of Health, item e.) to delete "an immune deficiency disorder" and to delete AIDS virus and replace it with Human Immunodeficiency Virus (HIV) and to asterick (ARC)* to add the footnote: "*ARC (AIDS-Related Complex) is a condition with signs and symptoms which may include generalized Lymphadenopathy (swollen lymph nodes), loss of appetite, weight loss, fever, oral thrush, skin rashes, unexplained infections, dementia, depression, or other psychoneurotic disorders with no known cause." Application form 99-VULAPP-NC is used in the following state:
         North Carolina

Application Form No. 99-VULAPP-ND: Changes Section 10, Suitability and Acknowledgement, to revise item f, telephone/fax authorization, to require applicant to check if they want their representative to have this authorization (instead of having this be automatic if they do not check anything). Changes
Section 13, Statement of Health, item e.) to delete "tested positive to antibodies to the AIDS virus (HIV)?" from the AIDS questions. Changes Section 13, Statement of Health, item e) to delete "tested positive to antibodies to the AIDS virus (HIV)?" from the AIDS question. Changes Section 15, Agreement/Authorization to revise the fraud warning so that it reads: "Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, which is a crime. Application form 99-VULAPP-ND is used in the following state:
         North Dakota

Application Form No. 99-VULAPP-NJ: Changes Section 3, Plan of Insurance, to delete the choices for Policy Guarantees. Changes Section 13, Statement of Health, item e AIDs question, to read: Ever been diagnosed or treated by a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC), or a sexually transmitted disease? Changes Section 15, Agreement/Authorization to add a NJ specific fraud warning that reads: "Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. Form 99-VULAPP-NJ is used in the following state:
         New Jersey

Application Form No. 99-VULAPP-NM: Changes Section 15, Agreement/Authorization, to add additional sentences to the 4th paragraph that read: "For purposes of collecting information in connection with a claim for benefits, this authorization is valid for the duration of the claim. I can revoke this authorization by written request within 10 days of receipt by the Company, but understand that doing so may result in this application being denied. Add language to the Important Notice to Applicants for Insurance (form 99-661VUL-NM), 3 paragraphs of language pertaining to collection of info about abuse. Form 99-VULAPP-NM is used in the following state:
         New Mexico

Application Form No. 99-VULAPP-03OR: Changes Section 13, Statement of Health, to limit several of the questions (or portions of questions) to "within the last ten years". Changes the AIDS question to read: Ever been diagnosed or treated by a member of the medical profession for Acquired Immune Deficiency Syndrome
(AIDS), AIDS-Related Complex (ARC) or tested positive for antibodies to the AIDS virus (HIV)? In addition, this application includes the same changes as Form 99-VULAPP-03. Form 99-VULAPP-03OR is used in the following state:
         Oregon

Application Form No. 99-VULAPP-SC: Changes Section 6 to add the word "Annuity" as part of the title of the section such that it now reads: `Total Life Insurance or Annuity Coverage" Changes Section 10, Suitability and Acknowledgement, to bold and cap items A and B. Changes Section 13, Statement of Health, item e) to delete "sexually transmitted disease" from the AIDS question. Adds a new item, f), that reads "Ever been diagnosed or treated by a member of the medical profession for a venereal disease including gonorrhea, syphilis, genital herpes or venereal warts?", then renumber remaining items. Changes the Temporary Insurance Agreement, item B, to delete items 3 & 4 and move these into their Section entitled Eligibility Questions for Temporary Insurance. Changes the Agreement/Authorization section to add "if eligible" to the 3rd sentence, such that it reads: "Except as stated in the Temporary Insurance Agreement, if eligible, no insurance will take effect. Also in this section, move the Agent replacement questions down so it appears after the signature lines. Changes the Receipt on the Important Notice to Applicants page (form 99-661VUL-SC) to add the following sentence: "No Agent of CUNA Mutual Life Insurance Company is authorized to accept money if either of the Eligibility Questions for Temporary Insurance (See Section 14 of the application) are answered yes or left blank. Form No. 99-VULAPP-SC is used in the following state:
         South Carolina

Application Form No. 99-VULAPP-03TX changes are the same as 99-VULAPP-03 as listed above, plus changes Section 3, Plan of Insurance, to remove "Extended" from the policy guarantee options. Changes Section 15, Agreement/Authorization, to delete the Fraud statement in its entirety. Application Form 99-VULAPP-03TX will be used in the following state:
         Texas

Application Form No. 99-VULAPP-VA changes Section 10, Suitability and Acknowledgement, to bold and capitalize items a. & b. Changes Section 15, Agreement/Authorization to remove the Fraud warning. Also changes Section 15 to include the phrase "or my authorized representative" when indicating who can receive a copy of the authorization. Form 99-VULAPP-VA is used in the following state:
         Virginia

Application Form No. 99-VULAPP-03VT Changes Section 13, Statement of Health, in a8, to have this question read: "Disorder of the white blood cells or platelets, anemia, hemophilia or lymph glands". Also changes item e) to delete "by a member of the medical profession" and adds "by a person licensed as a medical physician" and deletes "tested positive" and "immune deficiency syndrome". In
Section 15, Agreement/Authorization, add to 3rd paragraph "except for information concerning previously administered tests for the HIV antibody, T-cell counts, AIDS or ARC" and "Information obtained in connection with my application will not be released to non-affiliated companies (except for reinsurers), nor to any entities not under specific contract to perform underwriting services, unless required by law, or as I authorize." when giving authorization in giving info to the Company. Also changes how long the authorization is valid for from 30 months to 24. In addition, this application contains the same revisions as 99-VULAPP-03. Application Form 99-VULAPP-03VT will be used in the following state:
         Vermont

Application Form No. 99-VULAPP-WA Changes Section 13, Statement of Health, item b.) to delete the word "advised" and replace it with "received medical advice" such that this question now reads: "ever been treated or received medical advice to seek treatment for the use of alcohol or drugs? Section 15, Agreement/Authorization, to add just before the signature lines: "Proposed
Insured: To the best of your knowledge, will coverage applied for replace any existing policy?" and Yes/No check boxes. Changes the Important Notice to Applicants for Insurance (form 99-661VUL-WA) to add the following to the
Receipt: "This payment is received for _______(with a line to enter the Brief Policy Description) with the benefit amount of__________(with a line to enter amount)" Application Form 99-VULAPP-WA is used in the following state:
         Washington

Application Form No. 99-VULAPP-WI Changes Section 13, Statement of Health, item c.) to delete "consulted with a physician" such that this question now reads:
"Currently, or within the last five years, received treatment for any disease, injury, or mental disorder not listed in a. or b. above?" Also changes e) to delete "an immune deficiency disorder" and "tested positive for antibodies to the AIDS virus (HIV)" in the AIDS question. Changes Section 15, Agreement/Authorization in the 4th paragraph to add the language "for purposes of collecting information in connection with a claim for benefits, this Authorization is valid for the duration of the claim." Application Form 99-VULAPP-WI is used in the following state:
         Wisconsin

Application Form No. 99-VULAPP-WV Changes Section 13, Statement of Health, in item e) to delete "an immune deficiency disorder" from the AIDS question. Also changes the Agreement/Authorization Section in the first paragraph to delete "in states where written request is required, my agreement in writing is required for entries made by the Company in Section 9 as to age, plan, riders, amount, or rate class. Application Form 99-VULAPP-WV is used in the following state:
         West Virginia

                              Exhibit 6. b. Bylaws

                             Bylaws of the Company.

                       CUNA Mutual Life Insurance Company
                                  Waverly, Iowa

                                    Restated
                                     BYLAWS

                                    ARTICLE I
                                   Definitions

Section 1.1. Terms. When used in these Bylaws, the terms hereinafter provided shall have the meanings assigned to them unless another meaning is explicitly indicated.

(a) Member: shall mean a Member of this Company as defined and described in the Company's Articles.

(b) Policy: shall mean a life insurance policy, accident and health policy, or annuity contract on an individual or group basis and shall not include group insurance certificates, settlement contracts, depository contracts, or certificates of any kind issued for the purpose of managing or holding insurance or annuity contract proceeds when a life policy, accident and health policy, or annuity contract terminates, expires or otherwise matures by reason of death, surrender or maturity in its ordinary course or otherwise.

(c) Record Date: shall mean the date determined by the Board of Directors to establish the identity of persons who are Members or Voting Members from data contained in the Company's records.

(d) Voting Member: shall mean a Member who meets all of the eligibility requirements for voting as provided in Section 2.1.

                                   ARTICLE II
                            Voting Rights of Members

Section 2.1. Eligibility to Vote. Only those Members who have attained age sixteen (16) on or prior to the Record Date for any meeting shall be eligible to vote at Members' Meetings. In the case of multiple ownership of any Policy, the persons designated owners or co-owners on the Company's records as of such Record Date shall be deemed collectively to be the Voting Member and shall designate one of their number to cast their vote. In the case where ownership is claimed by right of assignment, the assignee, if shown on the Company's records to be the owner as of such Record Date, shall be deemed the Voting Member. In the case of group policies, the holder of the master policy, and not those persons holding certificates under the master policy, shall be deemed the Voting Member.

Section 2.2. Exercise of Voting Rights. Each Voting Member shall be entitled to cast one (1) vote on each matter to come before a meeting of the Members, either in person or through an attorney in fact designated in a written proxy which meets the requirements of Section 2.4, regardless of the number of policies or the amount of insurance or the number of lives insured under any Policy or Policies owned or controlled by the Voting Member. Except when electing Directors, voting by Members at any regular or special meeting of the Members may be by voice vote unless the vote is not all "yea" or "nay" in which case the vote shall be by written ballot. Each ballot may contain more than one question or proposition. Any attorney in fact holding the voting power of more than one Member may cast all such votes on one ballot, provided that the ballot shows on its face the number of votes being cast and provided it is verified by the Voting Inspectors as having been cast in accordance with the voting rights acquired by proxy from the persons whose votes are being cast by proxy.

Section 2.3. Electing Directors. The vote for a Director or Directors at a meeting of Members shall be by written ballot. Each Voting Member shall be entitled to cast one (1) vote for each Director's office to be filled. Those eligible candidates receiving the highest number of votes cast at such meeting shall be declared elected.

Section 2.4. Proxy Requirements. No proxy shall be valid unless it is evidenced by a written form (either paper or electronic) executed by a Voting Member or his or her legal representative within two (2) months prior to the meeting for which such proxy was given. Whether or not the duration of such proxy is specified on the proxy form, all such proxy authority shall be limited to thirty
(30) days subsequent to the date of such meeting or any adjournment thereof, and no proxy shall be valid beyond the date of such limitation. Unless a Voting Member's proxy shall be received by the Secretary at least one (1) day prior to the meeting or election at which it is to be used, it shall not qualify to be voted on behalf of the Voting Member. Any proxy may, by its terms, be limited as to its use, purpose, or manner in which it is to be used at the meeting or election for which it is given. Any such proxy authority shall be revocable by the Voting Member or his or her legal representative at any time prior to such meeting and shall be deemed to have been revoked when the person executing the proxy is present at the meeting and elects to vote in person.

Section 2.5. Proxy Solicitation by this Company. This Company may solicit proxies from Voting Members and provide such information as this Company deems pertinent with respect to the candidates for election as Directors of this Company or matters being voted upon at the meeting. The fact that this Company, by mail or otherwise, solicits a proxy from any person shall not constitute nor be construed as an admission of the validity of any Policy or that such person is a Member entitled to vote at the meeting, and such fact shall not be competent evidence in any action or proceeding in which the validity of any Policy or any claim under it is at issue.

                                   ARTICLE III
                                Members' Meetings

Section 3.1. Annual Meeting. There shall be an annual meeting of Members for the purpose of electing Directors and conducting such business as may properly come before the meeting. Such annual meeting of Members shall be held on the second Friday in May in the principal office of this Company on Heritage Way, Waverly, Iowa, at the hour of 9:00 a.m. unless the Board otherwise directs. No notice of such annual meeting need be given except as required by law, unless the Board designates another date or time or place for the meeting.

Section 3.2. Special Voting and Special Meetings. A special voting of Members or special meeting(s) of Members may be called at any time pursuant to a duly adopted Board resolution or upon a petition filed with the Secretary containing a complete description of the proposition or propositions to be voted on, the signatures, the printed names and addresses and the policy numbers of at least one percent (1%) of the Voting Members. A written notice summarizing the purpose shall be given.

Section 3.3. Presiding Officer. The Chairman of the Board, or in the absence of the Chairman, the Vice Chairman, or in the absence of both, the President shall preside over meetings of the Members. The Secretary or any Assistant Secretary of this Company shall act as secretary for the meetings.

Section 3.4. Place of Meetings. The place of all meetings of Members shall be the principal office of this Company in Waverly, Iowa, unless another place is designated by the Board, either within or without the state of Iowa, and is specified in the notice of the meeting.

Section 3.5. Manner of Giving Notice. Whenever written notice is required, it shall state the time, date and place of the meeting and, if for a special vote or a special meeting, a summary of the purpose. Notice shall be given by mailing a copy of the notice to Voting Members not more than ninety (90) nor less than thirty (30) days prior to the day of the meeting. Notice shall be deemed to have been given to a Voting Member when a copy of such notice has been deposited in the mail (by electronic or standard delivery), addressed to the owner or the legal representative of the owner of any policy used to identify a Member as a Voting Member, at his or her post office address as the same appears on this Company's records as of the Record Date for the notice, with postage prepaid. Failure to provide notice to all Voting Members, when notice is required, shall not invalidate a meeting unless such failure was intended and such intentional failure can be shown to have been caused by a willful or deliberate act. If the date or place of an annual meeting of Members is changed by the Board after this Company has sent or commenced to send notices or if prior to the date of any meeting of Members or any adjournment thereof the notice of such meeting shall be deficient, the Board may order a notice by publication in at least two (2) newspapers of general circulation, one of which shall be located in Des Moines, Iowa, and one in Waterloo, Iowa, at least ten (10) days prior to the meeting, and no other notice shall be required. Such other notice shall be given as may be required by the laws of Iowa pertaining to notice of meetings.

Section 3.6. Quorum. Either twenty-five (25) Voting Members present in person or one thousand (1000) Voting Members present by proxy shall constitute a quorum at any meeting of Members. If a quorum is not present, a majority of the Voting Members present in person or by proxy may only adjourn the meeting from time to time without further notice.

Section 3.7. Required Majority. Except as otherwise expressly provided in the Articles of Incorporation, Bylaws, or by law, a majority of the votes cast by Voting Members present in person and by proxy at any meeting of the Members with a quorum present shall be sufficient for the adoption of any matter to properly come before the meeting.

Section 3.8. Appointment of Voting Inspectors. Prior to each meeting of Members, the Board or its Executive Committee, if any, shall appoint, from among Members who are not Directors, candidates for the office of Director, or Officers of this Company, three (3) or more voting inspectors and one (1) or more alternate inspectors and shall fix their fees, if any. If an inspector so appointed is unable or unwilling to act and no alternate is able or willing or if the Board or Executive Committee has failed to appoint voting inspectors prior to the meeting, the President may appoint voting inspectors or alternates as required from among Members eligible as aforesaid.

Section 3.9. Administration of Proxies and Ballots. All unexpired proxies intended for use at a meeting of Members shall be delivered to the voting inspectors prior to the meeting. The voting inspectors shall verify their validity and tabulate them, certifying their findings and tabulation to the Secretary. At all meetings of the Members, the voting inspectors shall distribute, collect, and tabulate ballots and certify under oath the results of any ballot vote cast by Members. All questions concerning the eligibility of Members to vote and the validity of the vote cast shall be resolved by voting inspectors on the basis of this Company's records. In the absence of challenge before the tabulation of a ballot vote is completed, the inspectors may assume that the signature appearing on a proxy or a ballot is the valid signature of a person entitled to vote, that any person signing in a representative capacity is duly authorized to do so, and that a proxy, if it meets the requirements of
Section 2.4, and otherwise appears to be regular on its face, is valid.

                                   ARTICLE IV
                         Communications Between Members

Section 4.1. Procedure for Facilitating Communication. No Member who is not an officer, Director, or employee of this Company acting in the ordinary course of business shall have access to any of this Company's policyholder records, except such information pertaining to his or her own Policy or Policies as this Company may be reasonably required by law to provide. However, any Member desiring to communicate with other Members in connection with a Members' meeting shall no less than sixty (60) days prior to the date of such meeting furnish a written request addressed to the Secretary containing the following information:

(a) such Member's full name and address and the policy number of any policy owned by the Member

(b)  such Member's reasons for desiring to communicate with other Members

(c)  a copy of the proposed communication

(d) the date of the meeting at which such Member desires to present the matter for consideration

Within fifteen (15) days of receipt of such request, this Company shall furnish the requesting Member with information indicating the number of Voting Members this Company has as of the last day of the month immediately preceding and provide an estimate of all costs and expenses for processing and mailing the proposed communication to the membership, or this Company shall advise the Member that this Company refuses to mail the proposed communication. This Company shall not refuse to mail the proposed communication unless it has first made a determination that the communication is "improper" in accordance with standards provided in Section 4.3 and has followed the procedures provided in
Section 4.2. Within thirty (30) days (or upon a later date if specified by the requesting Member) of receiving an amount equal to all of this Company's estimated costs and expenses and a sufficient number of copies of the proposed communication, this Company shall process and mail the communication to all of the Voting Members by a class of mail specified by the requesting Member, unless the communication has been determined to be improper.

Section 4.2. Determining Whether Communications are Proper. Each request to communicate with other Members shall be reviewed by the Board. If the Board determines that the communication is a proper one, it shall be processed as provided in Section 4.1. If the Board determines the communication to be improper, it shall instruct an appropriate officer to communicate a written refusal specifying the reasons for the refusal.

Section 4.3. Improper Communication Defined. As used in this section, an "improper communication" is one which contains material that

(a)  at the time and in the light of the circumstances under which it is made

     (1)  is false or misleading with respect to any material fact or

     (2) omits any material fact necessary to make the statements therein not false or misleading or necessary to correct any statement in an earlier communication on the same subject matter which has become false or misleading or

(b) relates to a personal claim or a personal grievance against this Company, its management or any other party, or apparently seeks personal gain or business advantage by or on behalf of any party or

(c) relates to any matter of a general, economic, political, racial, religious, social or other nature that is not significantly related to the business of this Company or is not within the control of this Company, that is, not within the power of this Company to deal with, alter, or effectuate or

(d)  directly or indirectly and without express factual foundation

     (1)  impugns character, integrity or personal reputation or

     (2)  makes charges concerning improper, illegal or immoral conduct

                                    ARTICLE V
                               Board of Directors

Section 5.1. General Powers. The business and affairs of this Company shall be directed by the Board of Directors which from time to time shall delegate authority and establish guidelines as it deems necessary or appropriate for the exercise of corporate powers by officers and employees in the course of business.

Section 5.2. Number, Eligibility, and Tenure. The Board of Directors shall consist of at least nine (9) and not more than twenty (20) persons as set by the Board from time to time. Directors must be policyholders of this Company. The regular term of office for a Director shall commence when a Director is elected by Members and end at the third (3rd) succeeding annual meeting of the Members, except where a shorter term is provided in order to preserve the Class of Directors. The vacancies on the Board to be filled at each annual meeting of Members shall be the offices of those Directors whose regular terms are scheduled to expire. Unless a Director's regular term of office is sooner terminated by resignation, retirement, legal incapacity, death or removal, each Director elected at an annual meeting of Members shall hold office for the term for which elected and until a successor has been elected or appointed and qualified.

Section 5.3. Classification. Directors shall be divided into three (3) classes, which shall be as nearly equal as possible, according to the expiration date of the regular terms of office. The regular term of office of one of the classes of Directors shall expire at each annual meeting of Members.

Section 5.4. Nomination by Members. Any Member may nominate one or more candidates for the Directors' offices to be filled by election at any annual meeting of Members by filing with the Secretary on behalf of each such candidate, on or before January 31 preceding such annual meeting, a Certificate of Nomination which has been signed by at least one percent (1%) of the Voting Members and which gives the names, occupations and addresses of their candidate or candidates together with a statement signed by said candidates that they will accept office if elected. No signature on any such Certificate shall be counted unless it is also accompanied by the printed name and address and the policy number of a Policy owned by the signator.

Section 5.5. Board Sponsored Nominations. The Board may nominate one or more candidates for the Directors' offices to be filled by election at any annual meeting of Members by nominating a candidate or a slate of candidates in a resolution duly adopted at a regular or special meeting of the Board of Directors and causing a Certificate of Nomination to be filed with the Secretary on behalf of each such candidate at least thirty (30) days prior to the date of the annual meeting of Members. Such Certificate of Nomination shall give the names, occupations, and addresses of their candidate or candidates together with a statement signed by said candidates that they will accept office if elected.

Section 5.6. Removal. A Director may be removed from office for cause by an affirmative vote of three-fourths (3/4) of the Board membership.

Section 5.7. Vacancies. Vacancies on the Board which occur prior to the expiration of a Director's regular term of office by reason of resignation, retirement, legal incapacity, or death, or other vacancies which may occur for any reason in between annual meetings of Members may be filled by appointment made in a duly adopted resolution concurred in by a majority of the Board membership when voting at any meeting of the Board or by appointment made in a unanimous consent action taken in lieu of meeting. A Director appointed to fill a vacancy shall hold office for the unexpired portion of the term to which appointed. Unless a Director's service is otherwise terminated by resignation, retirement, removal, legal incapacity, death or reclassification, a Director, whether appointed or elected, shall serve until a successor is elected or appointed and qualified.

Section 5.8. Nonattendance. Any Director absent from three consecutive regular meetings shall forfeit his office and shall be ineligible for office for six months.

Section 5.9. Compensation. Directors shall be compensated as established by the Board and shall be reimbursed for reasonable expenses incurred in connection with the discharge of their duties and responsibilities.

                                   ARTICLE VI
                                 Board Meetings

Section 6.1. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately following and at the same place as the annual meeting of Members in the month of May unless the Board of Directors shall direct otherwise. No notice of such annual meeting need be given except as required by law, unless the Board of Directors designates another date or time or place for the meeting. At such meetings, the Directors shall elect the principal officers of this Company as required or permitted by these Bylaws and transact such business as pertains to the annual meetings of the Board. The Board of Directors may provide by resolution, or the Chairman of the Board, Vice Chairman or President may designate, the time, date and place, either within or without the state of Iowa, for the holding of additional regular meetings by giving notice at a regular or special meeting of Directors or by written notice as provided in this Article for special meetings.

Section 6.2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman, President or Secretary, and shall be called by the President upon written request of any three (3) Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of Iowa, as the place for holding any such special meeting of the Board of Directors.

Section 6.3. Notice. Notice of any special meeting shall be given at least ninety-six (96) hours previously thereto by written notice delivered personally or by U.S. mail or electronic mail transmission to each Director at his or her home or business address. If mailed, such notice shall be deemed to be delivered when sent electronically or when deposited in the United States mail so addressed, with postage thereon prepaid. Whenever any notice whatever is required to be given to any Director of this Company under the Articles of Incorporation or Bylaws or any provision of law, a waiver thereof in writing, signed at any time whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, a majority of the number of Directors authorized and established in accordance with these Bylaws, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the Directors present, though less than such quorum, may adjourn the meeting from time to time without further notice.

Section 6.5. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law or by the Articles of Incorporation or these Bylaws.

Section 6.6. Presumption of Assent. A Director of this Company who is present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of this Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 6.7. Informal Action Without Meeting. Any action required or permitted by the Articles of Incorporation or these Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent resolution in writing, setting forth the action so taken shall be signed by all of the Directors then in office. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 6.8. Meetings by Telephone Conference. Directors may participate in a meeting of the Board of Directors or a committee thereof by means of telephone conference or similar communications equipment through which all persons participating in the meeting can communicate with each other. Such participation will constitute presence in person at that meeting for the purpose of constituting a quorum and for all other purposes. The place of any meeting held pursuant to this section will be deemed to be the place stated in the minutes of such meeting so long as at least one Director is present at that place at the time of that meeting.

                                   ARTICLE VII
                                   Committees

Section 7.1. Committees. The Chairman of the Board may appoint committees except standing committees or any other committee required to be elected or appointed by the Board of Directors. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of Directors in attendance at a meeting at which a quorum is present may designate one or more standing committees or other committees required to be elected or appointed by the Board of Directors. Each committee shall consist of three (3) or more Directors or employees of this Company elected or appointed by the Board of Directors or appointed by the Chairman of the Board, in the case of ad hoc committees. Committees shall have, when the members thereof are exclusively members of the Board of Directors, and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of this Company, provided that this power is delegated in the initial resolution appointing such committee or as thereafter supplemented or amended by further resolution adopted by a like vote, except action with respect to dividends to policyholders, election of the principal officers or the filling of vacancies on the Board of Directors or committees created pursuant to this Section or as otherwise restricted by law. The Board of Directors or its Chairman, in the case of ad hoc committees, may elect or appoint one (1) or more of its members or employees of this Company as provided in said resolution, as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the Chairman of such meeting. Each committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

                                  ARTICLE VIII
                                    Officers

Section 8.1. Principal Officers. The principal officers of this Company shall be Chairman of the Board, Vice Chairman, Secretary, Treasurer, and President. All principal officers and Directors shall be policyholders of this Company.

Section 8.2. Chairman of the Board. The Chairman of the Board shall preside at all meetings of members of this Company and the Board of Directors. The Chairman shall present an annual report to the members and appoint committees which are not standing committees or other committees required to be elected or appointed by the Board of Directors. The Chairman shall perform such other duties as shall be assigned from time to time by the Board of Directors.

Section 8.3. Vice Chairman. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties of that office.

Section 8.4. Secretary. The Secretary shall keep or cause to be kept a record of the votes of all elections, minutes of all annual meetings and special meetings of Members of this Company, and all meetings of the Board of Directors. He/She or any of the Assistant Secretaries appointed by the Board shall have the custody of the corporate seal and affix the same to all instruments required to be sealed. He/She shall perform or cause to be performed by an Assistant Secretary, such other duties as are required by law, the Board of Directors, and the Bylaws of this Company.

Section 8.5. Treasurer. The Treasurer shall be the financial officer of the Company . He/She shall be responsible for the custody of all funds and securities of this Company in accordance with the authorization and direction of the Board of Directors. He/She shall be responsible for reporting to the Board of Directors at each regular meeting with respect to the funds and securities of this Company. The Treasurer shall perform such other duties as are assigned by the Board of Directors. He/She shall furnish to the Directors, whenever required by them, such statements and abstracts or records as are necessary for a full exhibit of the financial condition of this Company.

Section 8.6. President. The President shall be the chief executive officer of this Company and, subject to the control of the Board of Directors, shall in general be responsible for the supervision and control of all of the business and operations of this Company. He/She shall be responsible for authorization of expenditure of all funds of this Company as have been approved by the Board of Directors in the budget or that are within the general authority granted by the Board of Directors for expenditure of funds. He/She shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of this Company as shall deemed necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He/She shall have authority to sign, execute and acknowledge, on behalf of this Company, all deeds, mortgages, bonds, contracts under seal, leases, and all other documents or instruments whether or not under seal which are authorized by or under authority of the Board of Directors provided that any such documents or instruments may, but need not, be countersigned by the Secretary or an Assistant Secretary. Except as otherwise provided by law or the Board of Directors, he/she may authorize any administrative vice president or other officer or agent of this Company to sign, execute and acknowledge such documents or instruments in his/her place and stead. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time. He/She shall prepare or cause to be prepared a report of the business and operations of this Company for the period since the last regular meeting for submission to the Board of Directors at each regular meeting. He/She shall also prepare, or cause to be prepared, an annual proposed budget for submission to the Board of Directors.

Section 8.7. Assistant Treasurer. One or more Assistant Treasurers shall be appointed by the Board of Directors. They shall be responsible for the proper deposit and disbursement of all funds of this Company. They shall keep or cause to be kept regular books of account. They shall deposit or cause to be deposited all funds of this Company in the name of this Company in such financial institutions as are designated for such purpose by the Board of Directors from time to time. They shall be responsible for the proper disbursement of funds of this Company, including responsibility that checks of this Company drawn on any account are signed by such officer or officers, agent or agents, employee or employees of this Company in such manner, including the use of a facsimile signature where authorized, as the Board of Directors has determined or authorized, and they shall perform all of the duties incident to the office of Assistant Treasurer and such other duties as from time to time may be assigned by the Treasurer.


Section 8.8. Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint any person to act as assistant to any officer or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally. Such assistant or acting officer appointed by the Board of Directors shall have the power to perform all the duties of the officer to which he/she is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

Section 8.9. Administrative Officers and Assistant Administrative Officers. The President shall appoint administrative officers and assistant administrative officers who shall be appointed as deemed appropriate for the conduct of the affairs of this Company for such term of office as may be designated or without designated term of office subject to removal at will or by appointment of a successor in office. The administrative officers and assistant administrative officers shall perform such duties and have such authority as may be assigned from time to time by the President.

In the absence of the President or in the event of his/her death, inability or refusal to act, the administrative officers in the order designated by the President shall perform the duties of the President and, when so acting, shall have all powers of and be subject to all the restrictions upon the President.

                                   ARTICLE IX
                                  Miscellaneous

Section 9.1. Principal Office. The location of the principal office of this Company shall be in the CUNA Mutual Life Insurance Company Building on Heritage Way, in the city of Waverly, county of Bremer, and state of Iowa. This Company may have other offices at such locations as may be necessary or convenient for the conduct of its business.

Section 9.2. Certification and Inspection of Articles and Bylaws. This Company shall keep in its principal office the original or a certified copy of its Articles of Incorporation and its Bylaws as amended or otherwise altered to date, both of which shall be open for inspection by any Member or Members at all reasonable times during office hours.

Section 9.3. Corporate Seal. The Board may adopt, use, and, at will, alter a corporate seal. Failure to affix a seal does not affect the validity of any instrument. This corporate seal may be used in facsimile form.

Section 9.4. Execution of Instruments and Policies. The President, Chief Officers, Senior Vice Presidents, Vice Presidents, and such other persons as may be designated pursuant to duly adopted Board resolutions, shall each have authority to execute and acknowledge or attest on behalf of this Company all instruments executed in the name of this Company. The Secretary and Assistant Secretaries shall each have authority to attest and acknowledge all such instruments.

Policies and endorsements thereon shall be executed by the President and, if required or desired, by the Secretary or an Assistant Secretary or in any other manner prescribed by applicable law or regulation or directed by the Board. Such policies and endorsements may bear facsimile signatures of the President and, if signing, the Secretary or an Assistant Secretary. Facsimile signatures of the President, the Secretary, and the Treasurer may be used on other instruments to the extent permitted by law and by any Board approved internal control directives.

Section 9.5. Official Bonds. In addition to the bonds which law or regulation require this Company to maintain on its officers, employees, and agents, the Board may purchase insurance or other indemnification or require a special bond or bonds from any Director, officer, employee or agent of this Company in such sum and with such sureties or insurance carriers as it may deem proper.

Section 9.6. Voting Stock in Other Corporations. Stock held by this Company in another corporation shall be voted by the President unless the Board of Directors shall by resolution designate another officer to vote such stock, and, unless the Board of Directors shall by resolution direct how such stock shall be voted, the President or other designated officer shall vote the same in his or her discretion for the best interests of this Company.

                                    ARTICLE X
                      Indemnification of Company Officials

Section 10.1. Liability and Mandatory Indemnification. This Company shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (excluding an action by or in the right of this Company) by reason of the fact that he/she is or was a Director or officer of this Company, or is or was serving at the request of this Company as a Director or officer of another company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit or proceeding; provided, that there is a determination that such person acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of this Company, did not improperly receive personal benefit and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. If such determination is not made by final adjudication in such action, suit or proceeding, it shall be made by arbitration in Waverly, Iowa, in accordance with the rules then prevailing of the American Arbitration Association by a panel of three (3) arbitrators. One of the arbitrators will be selected by a committee of at least three (3) policyholders appointed especially for such purposes by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding (or, if such a quorum is not obtainable, by the Insurance Commissioner for the state of Iowa), the second by the officers and Directors who may be entitled to indemnification, and the third by the two arbitrators selected by the parties. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interests of this Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his/her conduct was unlawful.

No Director or officer shall be liable to this Company for any loss or damage by it on account of any action taken or omitted to be taken by him/her as a Director or officer of this Company in good faith and in a manner he/she reasonably believed to be in and not opposed to the best interests of this Company and had no reasonable cause to believe was unlawful, and a Director or officer shall be entitled to rely on advice of legal counsel for this Company if in good faith and upon financial statements of this Company represented to be correct by the President or other officer having charge of the corporate books of account or stated in a written report by a certified public accountant or upon statements made or information furnished by other officers or employees of this Company which he/she had reasonable grounds to believe were true.

Section 10.2. Controlled Subsidiaries. All officers and Directors of controlled subsidiaries of this Company shall be deemed for the purposes of this Article to be serving as such officers and Directors at the request of this Company. The right to indemnification granted to such officers and Directors by this Article shall not be subject to any limitation or restriction imposed by any provision of the Articles of Incorporation or Bylaws of a controlled subsidiary. For purposes hereof, a "controlled subsidiary" means any corporation in which at least fifty-one percent (51%) of the outstanding voting stock is owned by this Company or another controlled subsidiary of this Company.

Section 10.3. Advance Payment. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding, may be paid by this Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by this Company in accordance with this Article.

Section 10.4. Other Rights. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any officer, Director, employee or agent may be otherwise entitled and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10.5. Insurance. This Company may, but shall not be required to, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of this Company, or is or was serving at the request of this Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity or arising out of his/her status as such, whether or not this Company would be obligated to indemnify him/her against such liability under the provisions of this Article. Such insurance may, but need not, be for the benefit of all Directors, officers, employees and agents.

                                   ARTICLE XI

                                      Audit

Section 11.1 Audit. The books and accounts of this Company shall be audited at least annually by a certified public accountant to be selected by the Board of Directors. On the request in writing addressed to the Chairman of the Board by any seven (5) members of the Board at any time, a special audit shall be made of the affairs of this Company by a certified public accountant to be selected by such seven (5) Directors.

                                   ARTICLE XII
                              Emergency Provisions

Section 12.1. Special Bylaw Provisions During Emergencies. If, as a result of a declared, national or state emergency resulting from actual or threatened enemy action or as a result of a natural or man-made catastrophe or other unusual or emergency conditions it is impossible to convene readily a quorum of the Board of Directors Executive Committee or any other Committee of the Board, for action within their respective jurisdictions, thus making it impossible or impractical for this Company to conduct its business in strict accord with the normal provisions of law or of these Bylaws or of the Articles of Incorporation, then, and in any of said events, to provide for continuity of operations, these emergency Bylaws shall supervene and take effect if necessary over all other Bylaws for the duration of the emergency period, and all the powers and duties vested in any committee or committees or the Board of Directors so lacking a quorum shall vest automatically in the Emergency Management Committee which shall consist of all readily available members of the Board of Directors. Three
(3) members of the Emergency Management Committee shall constitute a quorum provided, however, that

     If there are only two (2) available Directors, they and the first one of the following listed officials of this Company who is readily available and accepts the responsibility (even though he/she is not a Director) shall serve as the Emergency Management Committee; or, if there is only one available Director, he/she and the first two of the following listed officials of this Company who are readily available and accept the responsibility (even though not Directors) shall serve as the Emergency Management Committee:

     (a)  The President, if any, or

     (b) The Executive Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (c) The Chief Officers in order of seniority based on their period of service in such office, if any, or

     (d) The Senior Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (e) The administrative Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (f)  The Comptroller, if any, or

     (g) The Department Managers in the order of seniority based on length of their period of service in such position, if any, or

     If there is no readily available Director, the first three (3) of those just previously listed in the above order (even though not Directors) who are readily available and accept the responsibility shall serve as the Emergency Management Committee, provided, however, that an Emergency Management Committee composed solely of officials who are not Directors shall not have the power to fill vacancies on the Board of Directors but shall as soon as circumstances permit conduct an election of Directors.

If there are no Directors, President, Executive Vice Presidents, Chief Officers, Senior Vice Presidents, Vice Presidents, Comptroller or Department Managers readily available to form an Emergency Management Committee, then the Commissioner of Insurance of the state of Iowa or the duly designated person exercising the powers of the Commissioner of Insurance of the state of Iowa shall appoint three (3) persons to act as the Emergency Management Committee who shall be empowered to act in the manner and with the powers hereinabove provided when the Emergency Management Committee is composed solely of officials who are not Directors.

If the Emergency Management Committee takes an action in good faith, such action shall be valid and binding as if taken by the Board of Directors or, as the case may be, the Committee it represents, although it may subsequently develop that at the time of such action conditions requisite for action by the Emergency Management Committee did not in fact exist.

If the Emergency Management Committee in good faith elects someone to an office which it believes to be vacant, the acts of such newly elected officer shall be valid and binding although it may subsequently develop that such office was not in fact vacant.

                                  ARTICLE XIII
                     Adoption, Amendment or Repeal of Bylaws

Section 13.1. Bylaw Amendment by Board of Directors. The Bylaws of this Company may be amended by a two-thirds (2/3) vote of the Board of Directors at any meeting of the Board of Directors in any manner not inconsistent with the insurance laws of the state of Iowa and this Company's Articles of Incorporation, subject to the power of the Members to alter or repeal any amendment made by the Board of Directors. Any particular article or section of these Bylaws may provide for amendment only upon vote of the Members. The Bylaws of this Company may also be amended, altered, or repealed in any manner not inconsistent with the insurance laws of the state of Iowa by a vote of two-thirds (2/3) of the Members voting at an annual meeting or special vote or meeting of the Members of this Company.

Section 13.2. Initiation of Bylaw Amendment by Members. An amendment to the Bylaws may be initiated by the direct action of the Members as follows:

     One percent (1%) or more of this Company's Members shall sign and file with the Secretary, not later than ninety (90) days prior to the date of the annual meeting of this Company, a copy of the proposed amendment or amendments together with a brief statement of the purpose thereof and a statement from this Company's General Counsel that the proposed amendment is acceptable under Iowa law. Such a copy of the proposed amendment and statement of purpose shall be on a form to be furnished by the Secretary and shall be signed by the Member, if a natural person, and by the president or treasurer or other authorized officer, if a corporate member, such officer having been so authorized by resolution duly adopted by the board of directors of such corporation.

Upon timely receipt of a proposed amendment to the Bylaws accompanied by the two required statements properly prepared and signed and arising by action of the Members as herein provided, the Secretary shall send or cause to be sent a copy of such proposed amendment to all Members not less than twenty (20) days prior to the date of the next annual meeting. The Board of Directors may make a recommendation to Members as to any such amendment as proposed.

RESTATED BYLAWS: The foregoing shall constitute Restated Bylaws of this Company which shall supersede and take the place of the heretofore existing Bylaws and amendments thereto.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 8, 2002, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Account and April 19, 2002, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 22, 2002

                 [CUNA MUTUAL LIFE INSURANCE COMPANY LETTERHEAD]



                                 April 10, 2002


Board of Directors
CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA 50677

                  RE:      CUNA MUTUAL LIFE INSURANCE COMPANY
                           CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           FILE Nos.  333-81499/811-03915

Ladies and Gentlemen
         In my capacity as an AVP for CUNA Mutual Life Insurance Company (the "Company"), I have provided actuarial advice concerning and participated in the design of the variable life insurance policies (the "Policies"). I have also provided actuarial advice concerning the preparation of post-effective amendment number 3 to the Form S-6 registration statement for the Policies (File No. 333-81499) and CUNA Mutual Life Variable Account (the "Account") in connection with the registration of securities in the form of such Policies with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         It is my professional opinion that the illustrations of policy values, cash values, death benefits and accumulated premiums in Appendix A of the prospectus included in the registration statement for the Policies, based on the assumptions stated in the illustrations, are consistent with the provisions of the Policies. Further, the rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear correspondingly more favorable to prospective purchasers of the Policies ages 35 and 50 in the underwriting classes illustrated than to prospective purchasers of the Policies at other ages and underwriting classes.

         I hereby consent to the filing of this opinion as an exhibit to the Form S-6 registration statement and to the reference to my name in the prospectus under the caption "Actuarial Matters."

                                   Sincerely,


                                   /s/Scott Allen
                                   Scott Allen, FSA, MAAA
                                   AVP MEMBERS Enterprise
                                   CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/James C. Barbre
                                James C. Barbre
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/ Robert W. Bream
                                Robert W. Bream
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/James L. Bryan
                                James L. Bryan
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Loretta M. Burd
                                Loretta M. Burd
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Ralph B. Canterbury
                                Ralph B. Canterbury
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Rudolf J. Hanley
                                Rudolf J. Hanley
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Jerald R. Hinrichs
                                Jerald R. Hinrichs
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Michael B. Kitchen
                                Michael B. Kitchen
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/ Brian L. McDonnell
                                Brian L. McDonnell
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/C. Alan Peppers
                                C. Alan Peppers
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Neil A. Springer
                                Neil A. Springer
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Farouk D. G. Wang
                                Farouk D. G. Wang
                                Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                /s/Larry T. Wilson
                                Larry T.  Wilson
                                Director, CUNA Mutual Life Insurance Company